                      ANNUAL REPORT  |  October 31, 2000


                                                                      The Strong

                                                                          Income
--------------------------------------------------------------------------------

                                                                           Funds


                                 [PHOTO HERE]



                      Strong Bond Fund

            Strong Corporate Bond Fund

     Strong Government Securities Fund

           Strong Short-Term Bond Fund

           Strong High-Yield Bond Fund

Strong Short-Term High Yield Bond Fund


                                                        [LOGO HERE] STRONG

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO HERE]


153 Rate Increases Later...
When Will the Pendulum Swing?

During the last 18 months, the central bankers of the world's most powerful countries have had one overriding objective on their minds: to slow the economic growth of their countries. To accomplish this objective, they have raised interest rates around the globe a staggering total of 153 times.

Included in those 153 rate increases were 6 by the Federal Reserve Bank of the United States. The Fed governors' objective was the same as their counterparts' worldwide--to slow economic growth. And make no mistake...THEY WILL NOT FAIL! Economic management is a nebulous process of leads and lags. It often takes months or even years to get an accurate fix on the economy and gauge the reaction to each action. It is an inexact cross between art and science.

In the last year and a half, the U.S. economy has contended with:

     . Higher interest rates

     . Oil selling upwards of $30 a barrel

     . A strong U.S. dollar that rendered American goods and services more expensive and less attractive to foreigners

     . The erosion of wealth caused by a nearly 40% correction in the Nasdaq

The end result of it all is less money circulating through our economy and a slowing of economic growth.

We have already begun to see signs of a weakening economy. Sales falling short of expectations, layoffs, disappointing corporate profits, and business failures all point to a slowdown. How much more weakening lies ahead is impossible to know. The combination of higher interest rates, expensive oil, the strong U.S. dollar, and further market corrections could deliver one heck of a wallop!

The lesson to be learned from all of this is that the world's financial markets and economies are inherently cyclical. There will always be good times and bad times, booms and busts. A solid investment program must be built to withstand the stress of expanding and contracting economic cycles.

At Strong, our research indicates that sometime soon, the central bankers of the world will begin to actively stimulate their respective economies by easing up on interest rates. The internal fabric of the U.S. economy remains the best it has been in several decades. We believe that the economy and the financial markets will once again begin to grow and prosper in late 2001 and 2002.

The financial markets have recently had a significant correction reminiscent of 1973-74. The stock market is usually an early indicator of economic strength or weakness and will begin to move long before earnings, job reports, and business activity catch up.

The important thing for investors to remember is not to react to whatever the most recent stimulus has been, but to have a well-thought-out plan to reach their objectives--and to stay the course with that plan. At Strong, we continue to believe, as we did back in 1975, that a balanced approach to investing can serve you and your family well. Our recommendation continues to be that investors should construct a balanced portfolio of money funds, bond mutual funds, and stock mutual funds.


                                                 /s/  Dick

                      ANNUAL REPORT  |  October 31, 2000


                                                                      The Strong

                                                                          Income
--------------------------------------------------------------------------------

                                                                           Funds



                               Table of Contents

Investment Reviews

   Strong Bond Fund.........................................................  2

   Strong Corporate Bond Fund...............................................  4

   Strong Government Securities Fund........................................  6

   Strong Short-Term Bond Fund..............................................  8

   Strong High-Yield Bond Fund.............................................. 10

   Strong Short-Term High Yield Bond Fund................................... 12

Bond Glossary............................................................... 14

Financial Information

   Schedules of Investments in Securities

       Strong Bond Fund..................................................... 15

       Strong Corporate Bond Fund........................................... 18

       Strong Government Securities Fund.................................... 21

       Strong Short-Term Bond Fund.......................................... 24

       Strong High-Yield Bond Fund.......................................... 27

       Strong Short-Term High Yield Bond Fund............................... 30

   Statements of Assets and Liabilities..................................... 33

   Statements of Operations................................................. 35

   Statements of Changes in Net Assets...................................... 37

   Notes to Financial Statements............................................ 39

Financial Highlights........................................................ 48

Report of Independent Accountants........................................... 56

Strong Bond Fund


Effective November 30, 2000, the Fund's name is changing from the Strong Bond Fund to the Strong Advisor Bond Fund.

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in higher- and medium-quality corporate, mortgage- and asset-backed, U.S. government, and foreign government bonds. The Fund's duration will normally vary between three and six years. The Fund may invest up to 20% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 20% of its assets in lower-quality, high-yield bonds. In selecting bonds for the portfolio, the managers engage in rigorous, security-by-security research as well as thorough analysis of general economic conditions. Generally, quantitative analysis (focused on such factors as duration, yield spreads, and yield curves) drives issue selection in the Treasury and mortgage marketplace, and proactive credit research drives corporate issue selection.

--------------------------------------------------------------------------------


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-96 to 10-31-00

                                    [GRAPH]

                                                           Lipper
                                  Lehman Brothers       Intermediate
                The Strong           Aggregate         Investment Grade
                 Bond Fund          Bond Index*        Debt Funds Index*

Dec  96         $10,000             $10,000              $10,000
Jun  97         $11,020             $10,309              $10,294
Dec  97         $11,859             $10,966              $10,879
Jun  98         $12,409             $11,396              $11,289
Dec  98         $13,114             $11,918              $11,735
Jun  99         $13,028             $11,755              $11,569
Dec  99         $13,255             $11,820              $11,620
Jun  00         $13,722             $12,291              $12,003
Oct  00         $14,218             $12,746              $12,399

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Institutional Class shares only; performance for other classes will vary due to differences in fee structures.


Q: How did your fund perform?

A: Having the Fund positioned defensively in the early part of the fiscal year protected performance, as the Federal Reserve's interest rate hikes earlier in the year drove market interest rates higher. However, it was somewhat surprising that the market was able to rally so strongly in the spring. As we perceived that the Fed was becoming less aggressive, we adopted a less defensive posture and extended out the Fund's interest rate exposure to match that of the benchmark, the Lehman Brothers Aggregate Bond Index.*

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Over the course of the past year, the bond market has been driven by the twin forces of the Federal Reserve and the federal government's budget surpluses. The Federal Reserve's activity has driven short-term Treasury rates higher by more than 100 basis points, while budget surpluses have helped to lower long-term Treasury rates, including 10-and 30-year bonds, by almost 50 basis points.

   After being plagued by budget deficits for decades, the U.S. Treasury is on track to run a surplus of more than $225 billion for fiscal year 2000. Much of this surplus has been targeted toward buying back longer-term Treasuries, which has driven yields on those bonds lower. With a changing administration in Washington, the precise path of fiscal policy is somewhat uncertain, but we believe it is likely that under most scenarios, large surpluses will persist.

     Strong demand for a shrinking pool of Treasuries, along with a modest deterioration in credit quality, led corporate bonds to underperform for the year.

Q:   What investment strategies and techniques impacted your fund's performance?

A: To manage the Fund's risk from interest rate changes, early in 2000, we positioned the portfolio with a barbell strategy. This involved selling intermediate-term Treasuries, while simultaneously purchasing longer-term Treasuries and holding cash instruments. This allowed the Fund to maintain an overall exposure to interest rates that was in line with the Fund's benchmarks, while also allowing it to own the portion of the bond market (long Treasuries) that was appreciating in price due to high demand from Treasury buybacks. It also allowed the Fund to collect the relatively high yields on cash instruments, while decreasing the overall risk of the portfolio. As this strategy worked, we took profits in the third quarter.

     The Fund's asset allocation de-emphasized foreign bonds throughout the year. We began the year with an overweighting in high-yield bonds, but as time progressed, we decreased our weighting within these securities.

Q:   What is your future outlook?

A: The prevailing wisdom in the market holds that the Fed is finished with raising rates and is moving toward lowering them. We don't expect any rate hikes, but we believe rate cuts are at least a few policy meetings away. Our reasoning is that the Fed continues to view inflation, not recession, to be the primary risk to the economy. Further, the Fed should consider the potential for future tax cuts or government spending programs--either of which could come from our new President and Congress--to stimulate further economic growth.

     As with stocks, the difference in price performance between those bonds that are supported by positive underlying fundamentals and those that are not can be dramatic. We are, therefore, increasing our emphasis on careful selection of individual issues, backed by the research of our analysts working with the portfolio managers.

     Thank you for your investment in the Strong Bond Fund.

Jeffrey A. Koch           Bradley C. Tank
Portfolio Co-Manager      Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                               INVESTOR CLASS/1/
                               -----------------

                           1-year             7.26%

                           3-year             6.53%

                  Since Inception             9.36%
                        (12-31-96)

                               ADVISOR CLASS/2/
                               ----------------

                           1-year             6.79%

                           3-year             6.03%

                  Since Inception             8.86%
                       (12-31-96)

                              INSTITUTIONAL CLASS
                              -------------------

                           1-year              7.66%

                           3-year              6.78%

                  Since Inception              9.62%
                       (12-31-96)


                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

       30-day annualized yield/3/              7.14%

                                 ADVISOR CLASS
                                 -------------

       30-day annualized yield/3/              6.77%

                              INSTITUTIONAL CLASS
                              -------------------

       30-day annualized yield/3/              7.54%

              Average maturity/4/              6.0 years

        Average quality rating/5/               AA

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Investor Class shares prior to 8-31-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Investor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Institutional Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.03%. Otherwise, the current yield would have been 6.74%, and returns would have been lower.
/4/ The Fund's average maturity includes the effect of futures and when-issued securities.
/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
 * The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper Intermediate Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Corporate Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Corporate Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in intermediate-maturity bonds issued by U.S. companies. The Fund invests primarily in higher- and medium-quality bonds. To increase the income it pays out, it may also invest a small portion of its assets in lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between 7 and 12 years. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-12-85 to 10-31-00

                                    [GRAPH]

               The Strong         Lehman Brothers       Lipper Corporate
               Corporate            Credit BAA           Debt Funds BBB
               Bond Fund            Bond Index*           Rated Index*
Nov 85          $10,000             $10,000                 $10,000
Dec 86          $13,399             $11,800                 $11,596
Dec 88          $15,745             $13,653                 $12,978
Dec 90          $14,817             $16,337                 $15,276
Dec 92          $18,612             $21,322                 $19,362
Dec 94          $21,447             $23,310                 $20,847
Dec 96          $28,380             $29,775                 $26,115
Dec 98          $34,053             $35,320                 $30,526
Oct 00          $35,854             $36,628                 $31,591

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Credit BAA Bond Index and the Lipper Corporate Debt Funds BBB Rated Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1985. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q:   How did your fund perform?

A: During the last half of the fiscal year, the Fund kept pace with both the Lehman Brothers Credit BAA Bond Index* and the Lipper Corporate Debt Funds BBB Rated Index*. For the fiscal year as a whole, however, the Fund surpassed these indexes by a significant margin. We credit our intensive bond research for allowing us to select industries and companies that successfully navigated the difficult market environment during the year.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Two events that dominated the corporate bond market over the past year were the changing relationship between long- and short-term interest rates, evidenced by the inverted yield curve, and the decline in credit quality in some sectors of the market. This "inversion" of the yield curve began when the U.S. government announced plans to use some of the budget surplus to buy back long-maturity Treasury bonds. This benefited the Fund's performance, as we held a larger exposure to high-quality, long-maturity bonds than the benchmark held.

     During the year, it also became clear that corporate credit quality had peaked in many industries. Careful selection of individual bonds, an approach we take in the Fund, was essential, and investors who were too aggressive in accepting credit risk paid the price.

Q:   What investment strategies and techniques impacted your fund's performance?

A: The Strong Corporate Bond Fund has performed strongly over the past year because, with our emphasis on intensive bond research, we have been able to identify industries and companies that could report improved operating performance even in a difficult environment.

     Two examples are in defense and health care, areas where we added to our holdings even though these sectors have recently been relatively out of favor. We believed certain companies could address the challenges these industries faced. The defense industry was coming out of a period of reduced military spending and poor operating management, both of which we felt were about to change. For their part, hospital companies were beginning to receive higher payments from managed-care providers, helping their earnings. By identifying these trends early, our research team recommended bonds from issuers such as Lockheed Martin and Tenet Healthcare, both of which have outperformed the market in recent months.

Q:   What is your future outlook?

A: Rising budget surpluses are supporting the bond market by reducing the level of government debt. In addition, the economy's rate of growth began to slow in 2000's third quarter. Inflation is, however, rising modestly, and labor markets remain tight. This combination of circumstances is likely to lead to a more stable policy from the Federal Reserve going forward, which in turn should lead to relatively stable bond yields.

     Corporate bond yields are likely to decline modestly over the next 12 months. The corporate sector has underperformed the broader market recently, hurt by an increase in new debt issuance as well as deteriorating credit quality. We look for the sector to rebound over the next year, however, as we expect the economy will avoid recession and corporate credit quality will begin to stabilize. Thank you for investing in the Strong Corporate Bond Fund.

Jeffrey A. Koch          John T. Bender
Portfolio Co-Manager     Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                        1-year                       5.73%

                        5-year                       6.80%

                       10-year                       9.28%

               Since Inception                       8.96%
                   (12-12-85)

                               ADVISOR CLASS/1/
                               ----------------

                        1-year                       5.49%

                        5-year                       6.55%

                       10-year                       9.04%

               Since Inception                       8.74%
                    (12-12-85)

                            INSTITUTIONAL CLASS/2/
                            ----------------------

                        1-year                       6.22%

                        5-year                       6.90%

                       10-year                       9.33%

               Since Inception                       8.99%
                (12-12-85)

                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

    30-day annualized yield/3/                       8.56%


                                 ADVISOR CLASS
                                 -------------
    30-day annualized yield/3/                       8.42%


                              INSTITUTIONAL CLASS
                              -------------------

    30-day annualized yield/3/                       9.09%

           Average maturity/4/                      10.4 years

     Average quality rating/5/                       BBB

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

    From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate.
    Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.08%. Otherwise, the current yield would have been 8.34%, and returns would have been lower.
/4/ The Fund's average maturity includes the effect of futures, options, and when-issued securities.
/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Lehman Brothers Credit BAA Bond Index is an unmanaged index comprised of all issues within the Lehman Brothers Credit Bond Index that are rated BAA by Moody's Investors Services, Inc. The Lipper Corporate Debt Funds BBB Rated Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Government Securities Fund

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Government Securities Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in higher-quality bonds issued by the U.S. government. The Fund's dollar-weighted average maturity will normally be between five and ten years. To a limited extent, the Fund may also invest in dollar-denominated foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 10-29-86 to 10-31-00

                                    [GRAPH]

       The Strong Government    Lehman Brothers            Lipper General U.S.
          Securities Fund     Aggregate Bond Index*      Government Funds Index*


Sep 86        $10,000               $10,000                      $10,000
Dec 86        $10,218               $10,188                      $10,171
Dec 88        $11,683               $11,294                      $10,904
Dec 90        $13,953               $14,094                      $13,239
Dec 92        $17,781               $17,559                      $16,102
Dec 94        $19,364               $18,709                      $16,615
Dec 96        $23,873               $22,970                      $19,849
Dec 98        $28,153               $27,376                      $23,357
Oct 00        $29,941               $29,276                      $24,490


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers Aggregate Bond Index and the Lipper General U.S. Government Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of October 1986. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q: How did your fund perform?

A: Having the Fund positioned defensively in the early part of the fiscal year protected performance, as the Federal Reserve's interest rate hikes earlier in the year drove market interest rates higher. However, it was somewhat surprising that the market was able to rally so strongly in the spring. As we perceived that the Fed was becoming less aggressive, we extended out the Fund's interest rate exposure to match that of the benchmark.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: Over the course of the past year, the government bond market has been driven by the twin forces of the Federal Reserve and the federal government's budget surpluses. This combination has driven short-term Treasury rates higher by more than 100 basis points, and long-term Treasury rates lower by almost 50 basis points. As the United States economy continued its growth spurt, the Federal Reserve raised short-term rates to stave off inflationary pressures.

   After being plagued by budget deficits for decades, the U.S. Treasury is on track to run a surplus of more than $225 billion for fiscal year 2000. Much of this surplus has been targeted toward buying back longer-term Treasuries, which has driven yields on those bonds lower. Additionally, the Treasury has dramatically reduced the issuance of new debt.

Q:   What investment strategies and techniques impacted your fund's performance?

A: In response to the aforementioned forces on the Treasury bond market, early in 2000, we positioned the Fund in a barbell strategy. This involved simultaneously selling intermediate-term Treasuries while purchasing longer-term Treasuries and holding cash instruments in such a way as to not increase the Fund's overall interest rate risk.

     There were two benefits to the Fund from the barbell strategy. First, it allowed the portfolio to own the portion of the bond market that was in high demand from the Treasury buybacks and therefore was appreciating in price. Second, it allowed us to collect the relatively high yields on cash instruments, while also decreasing the overall risk of the portfolio.

     Late in the summer, we gradually unwound this strategy in order to realize our profits. We also believed that this strategy had limited further upside, given that projected budget surpluses are questionable in the face of a new administration and new Congress in Washington.

Q:   What is your future outlook?

A: The prevailing wisdom in the market holds that the Fed is finished with raising rates and is in fact moving toward lowering them in the future. We don't expect any rate hikes, but we question the prevailing wisdom regarding the possibility of lower rates.

     Our reasoning is that the Fed continues to state that it views inflation, not recession, to be the primary risk to the economy. Furthermore, the Fed must take into account the potential for future tax cuts or government spending programs to stimulate further economic growth. We have, therefore, kept the Fund's duration slightly short of its benchmark.

     We're currently finding the most compelling opportunities in the government agency and mortgage markets. We are maintaining extensive weightings in these sectors, which provide significant yield advantages to Treasury securities with negligible added risk.

     Thank you for your investment in the Strong Government Securities Fund.

Bradley C. Tank                         Thomas Sontag
Portfolio Co-Manager                    Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                        1-year                 6.99%

                        5-year                 5.87%

                       10-year                 8.17%

               Since Inception                 8.14%
                    (10-29-86)

                               ADVISOR CLASS/1/
                               ----------------

                        1-year                 6.76%

                        5-year                 5.56%

                       10-year                 7.85%

               Since Inception                 7.82%
                    (10-29-86)

                            INSTITUTIONAL CLASS/2/
                            ----------------------

                        1-year                 7.69%

                        5-year                 6.01%

                       10-year                 8.24%

               Since Inception                 8.19%
                    (10-29-86)

                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

    30-day annualized yield/3/                 5.99%

                                 ADVISOR CLASS
                                 -------------

    30-day annualized yield/3/                 5.81%

                              INSTITUTIONAL CLASS
                              -------------------

    30-day annualized yield/3/                 6.53%

           Average maturity/4/                  5.9 years

     Average quality rating/5/                  AAA

--------------------------------------------------------------------------------
     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.87%. Otherwise, the current yield would have been 4.94%, and returns would have been lower.
/4/ The Fund's average maturity includes the effect of futures, options, and when-issued securities.
/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Short-Term Bond Fund seeks total return by investing for a high level of current income with a low degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term corporate, mortgage- and asset-backed, and U.S. government bonds. The Fund invests primarily in higher- and medium-quality bonds. The Fund's dollar-weighted average maturity will normally be between one and three years. The Fund may also invest a portion of its assets in lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds rated BB with positive or improving credit fundamentals. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 8-31-87 to 10-31-00

                                    [GRAPH]

                              Lehman Brothers
                               1-3 Year            Lipper Short
              The Strong         Government/         Investment
              Short-Term         Credit Bond         Grade Debt
              Bond Fund             Index*         Funds Average*
Aug  87       $10,000             $10,000            $10,000
Dec  88       $11,362             $10,955            $10,976
Dec  90       $12,945             $13,334            $12,967
Dec  92       $15,827             $15,861            $15,415
Dec  94       $17,023             $16,833            $16,382
Dec  96       $20,353             $19,638            $18,910
Dec  98       $22,877             $22,408            $21,289
Oct  00       $25,109             $24,453            $23,058

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index and the Lipper Short Investment Grade Debt Funds Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: The Fund's return was influenced both by movements in general market interest rates and by changes in the supply and demand for corporate and mortgage bonds. Over the past 12 months, the Fund returned slightly less than its stated yield3 (7.45%), the result of a slight rise in two-year Treasury rates and a slight decline in corporate bond prices relative to Treasuries.

Q: What marketconditions, market events, and other factors impacted your fund's performance?

A: From November through May, the Federal Reserve followed a tight monetary policy, increasing the fed funds rate 125 basis points to 6.50%. However, the Fed stood firm over the later months of the fiscal year, as the economy slowed, the stock market fell, and inflation remained tame. Two-year yields increased slightly over the past year, while longer yields fell, as the Federal Reserve's activity has a more direct impact on short-maturity yields.

     Corporate bond yields increased slightly more than government yields due to a decline in credit quality in some sectors. The number of companies that saw their credit ratings decline increased due to stock buybacks, debt-financed mergers, and earnings volatility. Returns to investors in the corporate bond sector depended more on specific company news than they have in the past. Diligent credit analysis allowed the Fund to avoid many credit problems, despite our ongoing commitment to the corporate market.

Q:   What investment strategies and techniques impacted your fund's performance?

A: Throughout the year, the Strong Short-Term Bond Fund remained invested in the corporate and mortgage sectors. Although yields on these assets rose slightly more than government yields, the additional income provided by these assets more than offset their price declines.

     Several strategies were responsible for our success in avoiding many of the problem credits in the corporate bond sector. First, our credit research philosophy emphasizes investment in industries and companies that have positive credit dynamics. This led us to invest in industries such as energy, utilities, telecommunications, and health care. It also led us to begin reducing the Fund's exposure to airlines and banking. These strategies allowed us to avoid all but one of the many problem credits in the marketplace (retailer Sak's was the one exception), while profiting from improving fundamentals in health care and energy. In addition, we also shortened the maturity of the Fund's corporate holdings.

Q:   What is your future outlook?

A: We believe short-term government yields will hold relatively stable over the next year. Slowing economic growth should allow the Federal Reserve to delay further rate increases. The greatest risk to the bond market is that labor markets are still tight and energy prices remain high. These factors could spark inflation, which in turn could lead to further rate hikes from the Fed.

     We believe that the mortgage and corporate bond sectors will perform better than the government sector as we enter 2001. Mortgage bonds should benefit from lower interest rate volatility, while the spreads between the yields on corporate issues and those on Treasuries are at their widest since 1990. This indicates the opportunity for strong performance in 2001 if corporate credit quality stabilizes and the economy avoids recession.

     We thank you for your investment in the Strong Short-Term Bond Fund.

     Bradley C. Tank                         John T. Bender
     Portfolio Co-Manager                    Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                              1-year                 6.16%

                              5-year                 6.06%

                             10-year                 7.04%

                     Since Inception                 7.24%
                           (8-31-87)

                               ADVISOR CLASS/1/
                               ----------------

                              1-year                 5.81%

                              5-year                 5.75%

                             10-year                 6.73%

                     Since Inception                 6.94%
                           (8-31-87)

                            INSTITUTIONAL CLASS/2/
                            ----------------------

                              1-year                 6.60%

                              5-year                 6.19%

                             10-year                 7.10%

                     Since Inception                 7.29%
                           (8-31-87)


                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                       30-day annualized yield/3/    7.45%

                                 ADVISOR CLASS
                                 -------------

                       30-day annualized yield/3/    7.05%

                              INSTITUTIONAL CLASS
                              -------------------

                       30-day annualized yield/3/    7.90%

                             Average maturity/4/      2.0 years

                     Average  quality rating/5/         A

The Fund invests a portion of its assets in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair valued through valuation obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ The performance of the Institutional Class shares prior to 8-31-99 is based on the Fund's Investor Class shares' performance. Please consult a prospectus for information about all share classes.
/3/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.87%. Otherwise, the current yield would have been 4.94%, and returns would have been lower.
/4/ The Fund's average maturity includes the effect of futures, options, and when-issued securities.
/5/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Lehman Brothers Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The Lipper General U.S. Government Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Fund shares are neither insured nor guaranteed by the U.S. government. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong High-Yield Bond Fund

--------------------------------------------------------------------------------

Your Fund's Approach

The Strong High-Yield Bond Fund seeks total return by investing for a high level of current income and capital growth. The Fund invests primarily in medium- and lower-quality corporate bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund will typically maintain a dollar-weighted average maturity between five and ten years. The Fund invests a portion of its assets (up to 20%) in common stocks. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-28-95 to 10-31-00

                                    [GRAPH]

                                                  Lipper
              The Strong        Lehman Brothers    High Current
              High-Yield           High-Yield      Yield Funds
              Bond Fund           Bond Index*         Index*
Nov 95         $10,000              $10,000          $10,000
Dec 95         $10,031              $10,015          $10,015
Dec 96         $12,724              $11,152          $11,314
Dec 97         $14,758              $12,575          $12,805
Dec 98         $15,211              $12,810          $12,796
Dec 99         $16,399              $13,116          $13,408
Oct 00         $16,115              $12,613          $12,603


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Lehman Brothers High-Yield Bond Index and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performances were prorated for the month of December 1995. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.


Q: How did your fund perform?

A: The major driver of performance in the high-yield market, particularly in the difficult market environment that existed over this past fiscal year, was proper credit selection. We believe our research and investment process was the main reason for the Fund's outperformance relative to the Lehman Brothers High-Yield Bond Index.* In fact, the Fund outperformed this index during each quarter of the fiscal year.

Q: What market conditions, market events, and other factors impacted your fund's performance?

A: The financial performance of many issuers of high-yield bonds declined during the past year because of slower economic growth, higher energy prices, high levels of corporate debt, and in some cases, poor business execution. The annual default rate as measured by Moody's is approximately 5%. Because of our rigorous bond selection process, however, we managed to have only one bond in the portfolio default--and at the time of that default, it constituted less than 0.4% of assets.

   High-yield bonds are not highly correlated with either interest rates or equity prices. However, the performance of high-yield bonds, particularly B-rated bonds, can be affected by large swings in equity prices. Therefore, the lower returns in the equity market compared with recent years had a negative impact on high-yield bond market. Lower stock prices prevented companies from issuing new equity in order to either pay back debt or to expand their operations.

Q: What investment strategies and techniques impacted your fund's performance?

A: Many of our important sector weightings remained at relatively comparable levels. The telecommunications industry continues to be the Fund's largest industry concentration. We made the decision earlier in 2000 to focus our investments in companies with the best management teams, which led us to sell bonds from several issuers that subsequently announced disappointing earnings.

   Another sector we continue to overweight is cable. These companies have invested heavily in upgrading facilities recently, and as a result, now offer more attractive services, including digital cable and high-speed Internet access. We believe the combination of improved product offerings and slowing capital expenditures should allow cable bonds to outperform going forward.

   Areas we continue to underweight are the more cyclical industries, including steel, capital goods, and autos. These industries have already started to show deterioration in credit quality, and we believe they will weaken further in a period of slower economic growth.

Q: What is your future outlook?

A: We believe the high-yield market is positioned to perform well over the next year. Yields are at attractive levels, and although the default rate is approximately 5%, we believe current bond prices more than reflect this.

   Because we do not anticipate a recession in the next 12 months that would drive further credit troubles, we believe high-yield bond prices should rise from their currently depressed levels. Given current yields, any increase in bond prices could lead to strong performance for the high-yield market.

   Thank you for your investment in the Strong High-Yield Bond Fund. We look forward to serving your investment needs in the future.

Jeffrey A. Koch                                           Thomas M. Price
Portfolio Co-Manager                                      Portfolio Co-Manager

--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00


                                INVESTOR CLASS
                                --------------

                           1-year                    1.94%

                           3-year                    4.13%

                  Since Inception                   10.35%
                       (12-28-95)

                                ADVISOR CLASS/1/
                                ----------------

                           1-year                    1.57%

                           3-year                    3.82%

                  Since Inception                   10.04%
                       (12-28-95)

                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                      30-day annualized yield/2/    12.64%

                                 ADVISOR CLASS
                                 -------------

                      30-day annualized yield/2/    12.47%

                                Average maturity      6.5 years

                       Average quality rating/3/        B

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------

     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.02%. Otherwise, the current yield would have been 12.45%, and returns would have been lower.
/3/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Lehman Brothers High-Yield Bond Index is an unmanaged index generally representative of corporate bonds rated below investment grade. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Short-Term High Yield Bond Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Short-Term High Yield Bond Fund seeks total return by investing for a high level of current income with a moderate degree of share-price fluctuation. The Fund invests primarily in short- and intermediate-term corporate bonds. The Fund invests primarily in medium- and lower-quality, high-yield bonds. The managers focus primarily upon high-yield bonds with positive or improving credit fundamentals. The Fund's dollar-weighted average maturity will normally be between one and three years. To a limited extent, the Fund may also invest in foreign securities.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 6-30-97 to 10-31-00

                                    [GRAPH]

             The Strong                                             Lipper
             Short-Term         Short Term      Short Term       High Current
             High Yield         High-Yield      High-Yield       Yield Funds
             Bond Fund         Bond IndexII*    Bond Index*         Index*

Jun 97       $10,000             $10,000        $10,000            $10,000
Dec 97       $10,777             $10,502        $10,334            $10,699
Jun 98       $11,324             $10,933        $10,736            $11,211
Dec 98       $11,680             $10,993        $10,897            $10,691
Jun 99       $12,075             $11,374        $11,245            $11,104
Dec 99       $12,301             $11,569        $11,593            $11,202
Jun 00       $12,572             $11,599        $11,768            $10,988
Oct 00       $12,856             $11,461        $12,139            $10,530


        This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Short-Term High Yield Bond Index II, the Short-Term High Yield Bond Index, and the Lipper High Current Yield Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. We are replacing the Short-Term High Yield Bond Index with the Short-Term High Yield Bond Index II as we believe the Short-Term High Yield Bond Index II more accurately reflects the Fund's investment program. This graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

Q:   How did your fund perform?

A: The major driver of performance in the high-yield market, particularly in the difficult market environment that existed over the past year, is proper bond selection. We believe our process for researching and selecting bonds was the main contributor to our performance versus the index, the High-Yield Bond Index II.* The Fund also performed well relative to the overall high-yield market due to its short-term design, which involves less risk than the overall market.

Q: What market conditions, market events, and other factors impacted on our funds performance?

A: The primary factor affecting the short-term high-yield market was a decline in overall credit quality in the high-yield market. Credit quality is weaker for various reasons, including slower economic growth, rising energy prices, and high levels of corporate debt. Exacerbating these conditions for some early-stage telecommunications companies was poor business execution. The annual default rate as measured by Moody's is approximately 5%.

     The weaker environment for corporate debt affects the short-term market in two ways. First, it makes it less likely that companies will be able to refinance their debt obligations at maturity. Second, it is no longer profitable for companies to call their higher-coupon debt and refinance at lower interest rates. This led to fewer bonds in the Fund being tendered at premium prices this year.

Q: What investment strategies and techniques impacted your fund's performance?

A: Our strategy has not changed. We continued to focus on high-coupon, callable bonds and short-maturity bonds. Due to this strategy, our investment decisions are not typically driven by sector allocation issues, but are based on the characteristics of individual bonds and our determination of their ability to refinance.

Q:   What is your future outlook?

A: We believe the overall high-yield market is positioned to perform well over the next 12 months. Yields are currently at attractive levels. Despite the approximately 5% default rate, we believe high default rates are more than reflected in bond prices. We do not anticipate a level of economic activity or a recession that would drive further credit weakness in the coming year. In our estimation, market conditions should work to the favor of short-term high-yield bonds going forward. Companies may be able to refinance debt obligations at maturity, and with an improvement in the overall market, companies may be more likely to call higher-coupon debt.

     Thank you for your investment in the Strong Short-Term High Yield Bond Fund. We look forward to serving your investment needs in the future.

     Jeffrey A. Koch         Thomas M. Price
     Portfolio Co-Manager    Portfolio Co-Manager


--------------------------------------------------------------------------------

                                AVERAGE ANNUAL
                                 TOTAL RETURNS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

                           1-year             4.91%

                           3-year             7.03%

                  Since Inception             7.83%
                        (6-30-97)

                               ADVISOR CLASS/1/
                               ----------------

                           1-year             4.57%

                           3-year             6.69%

                  Since Inception             7.49%
                        (6-30-97)


                             PORTFOLIO STATISTICS

                                As of 10-31-00

                                INVESTOR CLASS
                                --------------

       30-day annualized yield/2/             9.15%

                                 ADVISOR CLASS
                                 -------------

       30-day annualized yield/2/             8.84%

              Average maturity/3/              2.5 years

        Average quality rating/4/               BB

The Fund invests in lower-quality securities that present a significant risk for loss of principal and interest. Securities of the Fund are generally valued at fair value through valuations obtained by a commercial pricing service. Please consider this before investing.

--------------------------------------------------------------------------------
     From time to time, the Fund's advisor has waived its management fee and/or absorbed fund expenses, which has resulted in higher yields and returns.

/1/ The performance of the Advisor Class shares prior to 2-29-00 is based on the Fund's Investor Class shares' performance, restated for the higher expense ratio of the Advisor Class shares. Please consult a prospectus for information about all share classes.
/2/ Yields are historical and do not represent future yields. Yields fluctuate. Yields are as of 10-31-00. The Advisor Class has temporarily absorbed expenses of 0.02%. Otherwise, the current yield would have been 8.82%, and returns would have been lower.
/3/ The Fund's average maturity includes the effect of when-issued securities. /4/ For purposes of this average rating, the Fund's short-term debt obligations have been assigned a long-term rating by the Advisor.
* The Short-Term High Yield Bond Index II is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-5 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to five years, which more closely approximates the performance of the Strong Short-Term High Yield Bond Fund. The Short-Term High Yield Bond Index is a market-value-weighted blend of the Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-3 Years Index and the Merrill Lynch High Yield U.S. Corporates, Cash Pay, B Rated, 1-3 Years Index. It is an unmanaged index generally representative of corporate debt rated below investment-grade with maturities of one to three years. The Lipper High Current Yield Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the Short-Term High Yield Bond Index and the Short-Term High Yield Bond Index II is Bloomberg. Source of the Lipper High Current Yield Funds Index is Lipper Inc.

Bond Glossary

Bond Quality Ratings--There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors (S&P) and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's). The scale descends to AA, A, then BBB, and so on, down to D. Bonds with a rating of BBB or higher are considered "investment grade." Bonds rated BB and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bondholder for the added risk.

Maturity--Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition on this page).

Duration--Duration is similar to maturity, but also accounts for the semiannual interest payments made by most bonds. Duration is a useful tool for determining a bond's or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

Treasury Spread--The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities, and other non- government issues relative to Treasuries. Higher spreads occur in uncertain times, when investors buy Treasuries for their safety and sell other types of bonds.

Yield--Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time (often 30 days), annualizing it, and stating it as a percentage of the money invested.

Yield Curve--The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                          October 31, 2000
--------------------------------------------------------------------------------

                               STRONG BOND FUND


                                                           Shares or
                                                           Principal     Value
                                                            Amount      (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 32.4%
@Entertainment, Inc. Senior Discount Notes,
 Series B, Zero %, Due 2/01/09
 (Rate Reset Effective 2/01/04) (b)                       $1,000,000  $  555,000
AES Corporation Senior Notes,
 9.375%, Due 9/15/10                                         815,000     831,300
APCOA/Standard Parking, Inc. Senior
 Subordinated Notes, 9.25%, Due 3/15/08                    1,500,000     534,375
AT&T Corporation Notes, 6.50%, Due 3/15/29                 1,795,000   1,413,606
Adelphia Communications Corporation
 Senior Notes, 10.875%, Due 10/01/10                         930,000     874,200
Airgate PCS, Inc. Senior Subordinated
 Discount Notes, Zero %, Due 10/01/09
 (Rate Reset Effective 10/01/04)                             745,000     430,237
Aladdin Gaming Holdings LLC/Aladdin Capital
 Corporation Senior Discount Notes, Zero %,
 Due 3/01/10 (Rate Reset Effective 3/01/03)                  920,000     437,000
Allied Waste North America, Inc. Senior
 Subordinated Notes, 10.00%, Due 8/01/09                   1,000,000     860,000
Anthony Crane Rental LP Senior Notes,
 10.375%, Due 8/01/08                                        450,000     191,250
Asia Global Crossing, Ltd. Senior Yankee
 Notes, 13.375%, Due 10/15/10 (b)                            725,000     674,250
Avencia Group PLC Yankee Notes, 11.00%,
 Due 7/01/09                                                 675,000     651,375
Burlington Northern Santa Fe Corporation
 Debentures, 6.70%, Due 8/01/28                            1,865,000   1,584,838
Callahan Nordrhein-Westfalen GmbH Senior
 Yankee Notes, 14.00%, Due 7/15/10 (b)                       345,000     331,200
William Carter Senior Subordinated Notes,
 Series A, 10.375%, Due 12/01/06                             775,000     740,125
Cendant Corporation Notes, 7.75%,
 Due 12/01/03 (c)                                          4,112,000   3,991,087
Chattem, Inc. Senior Subordinated Notes,
 8.875%, Due 4/01/08                                         430,000     273,050
Columbia/HCA Healthcare Corporation
 Notes, 8.36%, Due 4/15/24                                 1,000,000     927,848
DTE Capital Corporation Notes, 6.17%,
 Due 6/15/03 (b)                                             845,000     826,370
Duke Energy Field Services LLC Notes:
 7.50%, Due 8/16/05                                        1,475,000   1,489,771
 8.125%, Due 8/16/30                                       1,545,000   1,568,244
ESAT Telecom Group PLC Senior Yankee Notes:
 Zero %, Due 2/01/07
 (Rate Reset Effective 2/01/02)                            1,380,000   1,337,500
 Series B, 11.875%, Due 12/01/08 (c)                       4,785,000   5,670,225
Echostar Broadband Corporation
 Senior Notes, 10.375%, Due 10/01/07 (b)                     930,000     936,975
ekabel Hessen GmbH Senior Yankee Notes,
 14.50%, Due 9/01/10 (b)                                     965,000     916,750
Equistar Chemicals LP/Equistar Funding
 Corporation Notes, 8.75%, Due 2/15/09                     1,000,000     942,832
Exodus Communications, Inc. Senior Notes,
 11.625%, Due 7/15/10 (b)                                    325,000     302,250
Felcor Lodging LP Senior Notes, 9.50%,
 Due 9/15/08                                                 750,000     748,125
Ford Motor Credit Company Notes (c):
 7.60%, Due 8/01/05                                        1,045,000   1,052,950
 7.875%, Due 6/15/10                                         385,000     388,885
Fresenius Medical Care Capital Trust II
 Guaranteed Preferred Securities, 7.875%,
 Due 2/01/08                                                 800,000     746,000
GT Group Telecom, Inc. Senior Yankee
 Discount Notes, Zero %, Due 2/01/10
 (Rate Reset Effective 2/01/05)                            1,420,000     525,400
General Binding Corporation Senior
 Subordinated Notes, 9.375%, Due 6/01/08                     325,000     264,875
General Electric Capital Corporation Medium-
 Term Notes, 6.80%, Due 11/01/05                           2,530,000   2,531,037
Global Crossing Holdings, Ltd. Senior Yankee
 Notes, 9.125%, Due 11/15/06                                 920,000     882,050
Graham Packaging Holdings Company/
 GPC Capital Corporation II Senior Discount
 Notes, Zero %, Due 1/15/09
 (Rate Reset Effective 1/15/03)                            1,350,000     540,000
HCA-The Healthcare Company Notes,
 8.75%, Due 9/01/10                                          470,000     474,999
Horizon PCS, Inc. Units, Zero %, Due 10/01/10
 (Rate Reset Effective 10/01/05) (b)                         950,000     456,000
Horseshoe Gaming Holding Corporation
 Senior Subordinated Notes, Series B, 8.625%,
 Due 5/15/09                                                 480,000     465,600
Hydro-Quebec Yankee Debentures, Series IF,
 8.00%, Due 2/01/13                                          955,000   1,015,432
International Bank for Reconstruction and
 Development Unsubordinated Yankee Notes,
 7.00%, Due 1/27/05 (c)                                    1,500,000   1,526,221
International Game Technology Senior Notes,
 8.375%, Due 5/15/09                                         810,000     793,800
Jostens, Inc. Senior Subordinated Notes,
 12.75%, Due 5/01/10 (b)                                     680,000     659,600
Level 3 Communications, Inc. Senior Notes,
 11.00%, Due 3/15/08                                         900,000     814,500
Lockheed Martin Corporation Notes, 7.95%,
 Due 12/01/05 (c)                                          1,330,000   1,368,055
Lyondell Chemical Company Senior Secured
 Notes, Series A, 9.625%, Due 5/01/07                        900,000     875,250
MCI Communications Corporation Senior
 Debentures, 7.125%, Due 6/15/27 (c)                         605,000     605,800
Mandalay Resort Group Senior Subordinated
 Notes, Series B, 10.25%, Due 8/01/07 (b)                    615,000     631,913
Mediacom LLC/Mediacom Capital Corporation
 Senior Notes, 7.875%, Due 2/15/11                           450,000     390,375
Metromedia Fiber Network, Inc. Senior Notes,
 10.00%, Due 12/15/09                                        750,000     669,375
MetroNet Communications Corporation Senior
 Yankee Notes (c):
 10.625%, Due 11/01/08                                     2,600,000   2,869,022
 12.00%, Due 8/15/07                                       1,255,000   1,397,401
Midwest Generation LLC Pass-Thru Certificates,
 Series B, 8.56%, Due 1/02/16 (b)                          1,135,000   1,111,698
Motors and Gears, Inc. Senior Notes, Series C,
 10.75%, Due 11/15/06                                        750,000     731,250
NTC Capital I Floating Rate Notes, 7.3181%,
 Due 1/15/27                                                 520,000     487,534
NTL Communications Corporation Senior Notes,
 Series B, 11.50%, Due 10/01/08                              575,000     529,000
Nextel Communications, Inc. Senior Serial Notes,
 9.375%, Due 11/15/09                                        980,000     948,150
Nextlink Communications, Inc. Senior Notes,
 10.75%, Due 6/01/09                                       1,000,000     882,500
Norcen Energy Resources, Ltd. Yankee Debentures,
 7.375%, Due 5/15/06 (c)                                   1,435,000   1,424,322
Northpoint Communications Group, Inc. Senior
 Notes, 12.875%, Due 2/15/10                                 715,000     668,525
Occidental Petroleum Corporation Senior Notes,
 8.45%, Due 2/15/29 (c)                                    1,915,000   2,015,470
Pogo Producing Company Senior Subordinated
 Notes, 10.375%, Due 2/15/09                                 500,000     522,500

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                         STRONG BOND FUND (continued)

                                                                 Shares or
                                                                 Principal               Value
                                                                  Amount                (Note 2)
--------------------------------------------------------------------------------------------------
Premier International Foods PLC Senior
  Yankee Notes, 12.00%, Due 9/01/09                           $   1,000,000          $     780,000
Qwest Capital Funding, Inc. Guaranteed Notes,
  7.90%, Due 8/15/10 (b)                                          1,645,000              1,672,809
Repap New Brunswick Senior Yankee Notes,
  10.625%, Due 4/15/05                                            1,000,000              1,032,500
Rhythms NetConnections, Inc. Senior Notes,
  12.75%, Due 4/15/09                                               270,000                126,900
Riggs Capital Trust II Preferred Securities,
  Series B, 8.875%, Due 3/15/27                                     385,000                283,766
Riverwood International Corporation Senior
  Subordinated Notes, 10.875%, Due 4/01/08                          300,000                272,250
Spanish Broadcasting System, Inc. Senior
  Subordinated Notes, 9.625%, Due 11/01/09                          700,000                680,750
Spectrasite Holdings, Inc. Senior Discount Notes,
  Series B, Zero %, Due 3/15/10
  (Rate Reset Effective 3/15/05)                                  2,260,000              1,107,400
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                            670,000                683,029
SunTrust Capital III Floating Rate Notes,
  7.31%, Due 3/15/28 (c)                                          2,125,000              1,998,584
Tekni-Plex, Inc. Senior Subordinated Notes,
  Series B, 12.75%, Due 6/15/10                                     470,000                430,050
Telewest PLC Senior Discount Debentures,
  11.00%, Due 10/01/07                                            1,000,000                875,000
Teligent, Inc. Senior Notes, 11.50%, Due 12/01/07                   715,000                311,025
Tenet Healthcare Corporation Senior Notes,
  Series B, 9.25%, Due 9/01/10                                      795,000                836,738
Time Warner, Inc. Debentures, 9.125%,
  Due 1/15/13                                                     1,180,000              1,320,519
Town Sports International, Inc. Senior Notes,
  Series B, 9.75%, Due 10/15/04                                     750,000                716,250
Transwestern Publishing Company LP/TWP
  Capital Corporation II Senior Subordinated
  Notes, Series D, 9.625%, Due 11/15/07                             850,000                847,875
Tri-State Outdoor Media Group, Inc. Senior
  Notes, 11.00%, Due 5/15/08                                        250,000                217,500
Triarc Consumer Products Group LLC/Triarc
  Beverage Holdings Corporation Senior
  Subordinated Notes, 10.25%, Due 2/15/09                           850,000                979,549
Tricon Global Restaurants, Inc. Senior Notes,
  7.45%, Due 5/15/05                                              1,500,000              1,425,332
Triton Energy, Ltd. Senior Notes, 8.875%,
  Due 10/01/07 (b)                                                  870,000                875,438
Triton PCS, Inc. Senior Subordinated Discount
  Notes, Zero %, Due 5/01/08
  (Rate Reset Effective 5/01/03)                                    940,000                716,750
US Airways Pass-Thru Trust Mortgage
  Pass-Thru Certificates, Series 2000-3G, 7.89%,
  Due 3/01/19                                                     1,875,000              1,881,619
USX-Marathon Group Notes:
  6.65%, Due 2/01/06                                                 15,000                 14,539
  6.85%, Due 3/01/08                                              1,000,000                959,620
United Industries Corporation Senior
  Subordinated Notes, Series B, 9.875%,
  Due 4/01/09                                                     1,000,000                440,000
United International Holdings, Inc. Senior
  Secured Discount Notes, Series B, Zero %,
  Due 2/15/08 (Rate Reset Effective 2/15/03)                      2,000,000              1,230,000
Universal Compression, Inc. Senior Discount
  Notes, Zero %, Due 2/15/08
  (Rate Reset Effective 2/15/03)                                  1,500,000              1,222,500
Venetian Casino Resort LLC/Las Vegas Sands,
  Inc. Secured Mortgage Notes, 12.25%,
  Due 11/15/04                                                      800,000                814,000
Versatel Telecom International NV Senior
  Yankee Notes, 11.875%, Due 7/15/09                          $     600,000          $     441,000
Viatel, Inc. Senior Notes, 11.25%, Due 4/15/08                    1,000,000                505,000
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior
  Notes, 10.375%, Due 11/15/09                                    2,000,000              2,150,000
Williams Communications Group, Inc. Senior
  Notes, 11.875%, Due 8/01/10 (b)                                   950,000                847,875
Williams Companies, Inc. Notes, 7.625%,
  Due 7/15/19                                                     1,200,000              1,164,635
Winstar Communications, Inc. Senior
  Discount Notes, Zero %, Due 4/15/10
  (Rate Reset Effective 4/15/05)                                  1,924,000                625,300
WorldCom, Inc. Notes, 7.875%, Due 5/15/03 (c)                     1,290,000              1,312,600
--------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $97,234,335)                                                93,103,974
--------------------------------------------------------------------------------------------------

Convertible Bonds 0.7%
Bell Atlantic Financial Services, Inc. Senior
  Notes, 5.75%, Due 4/01/03 (b) (c)                               2,000,000              1,927,500
--------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $2,014,567)                                                1,927,500
--------------------------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 23.4%
Arran Master Trust Floating Rate Notes,
  Series 2000-C, Class A, 6.8113%, Due 9/15/07                    1,750,000              1,750,000
Asset Securitization Corporation Commercial
  Mortgage Pass-Thru Certificates, Series
  1996-MD6, Class A-1B, 6.88%, Due 11/13/26                       1,045,000              1,044,185
Associates Credit Card Master Notes Trust
  Variable Rate Asset-Backed Notes, Series 2000-2,
  Class A, 6.72%, Due 9/18/06                                     5,315,000              5,320,095
Bear Stearns Mortgage Securities, Inc. Principal
  Only Mortgage Pass-Thru Certificates,
  Series 1995-1, Class 2-P, Due 7/25/10                             140,891                117,173
Cit Rv Trust Asset-Backed Notes, Series 1997-A,
  Class A-6, 6.35%, Due 4/15/11                                     445,000                441,346
The Equitable Life Assurance Society of the
  United States Floating Rate Notes, Series 174,
  Class A2, 6.98%, Due 5/15/03 (b)                                1,500,000              1,503,389
Headlands Mortgage Securities, Inc. Mortgage
  Pass-Thru Certificates, Series 1997-5, Class AII1,
  6.75%, Due 11/25/27                                               434,695                428,594
Holmes Financing Number 1 PLC Floating Rate
  Notes, Series 1, Class 1A, 6.9381%, Due 7/15/05                 8,000,000              8,002,480
Irwin Home Equity Trust Floating Rate
  Asset-Backed Certificates, Series 2000-1,
  Class A-2, 6.74%, Due 9/25/02                                   3,917,000              3,913,318
Mellon Residential Funding Corporation Variable
  Rate Mortgage Pass-Thru Certificates, Series
  2000-TBC3, Class A-1, 6.84%, Due 12/15/30                       3,451,981              3,451,981
Metris Master Trust Floating Rate Asset-Backed
  Securities:
  Series 1999-2, Class A, 7.14%, Due 1/20/10                      1,090,000              1,099,059
  Series 2000-2, Class A, 6.83%, Due 1/22/07                      1,415,000              1,417,681
Morgan Stanley Dean Witter Capital I Trust
  Commercial Mortgage Pass-Thru Certificates,
  Series 2000-LIFE2, Class A2, 7.20%, Due 9/15/10                 4,595,000              4,619,399
Mountain Capital CLO I, Ltd./Mountain Capital
  CLO I Corporation Floating Rate Bonds,
  Series 1A, Class A-1, 7.3981%, Due 4/15/11 (c)                  5,000,000              5,018,750
National City Credit Card Master Trust Floating
  Rate Asset-Backed Certificates, Series 2000-1,
  Class A, 6.77%, Due 8/15/07                                     1,000,000              1,001,279

--------------------------------------------------------------------------------
                         STRONG BOND FUND (continued)

                                                                Shares or
                                                                Principal       Value
                                                                Amount        (Note 2)
---------------------------------------------------------------------------------------
Nomura Asset Securities Corporation Principal
 Only Certificates, Series 1994-4B, Class 4PO,
 Due 9/25/24                                                 $     77,564  $     57,277
Norwest Asset Securities Corporation Mortgage
 Pass-Thru Certificates:
 Series 1999-14, Class B3, 6.50%, Due 6/25/29                   2,068,666     1,760,321
 Series 1999-16, Class B3, 6.50%, Due 6/25/29                   1,035,653       880,962
 Series 1999-21, Class B3, 7.00%, Due 9/25/29                   1,471,551     1,299,055
PECO Energy Transition Trust Transition Bonds,
 Series 2000-A, Class A-1, 7.18%, Due 9/01/03                   2,810,000     2,807,541
PNC Mortgage Acceptance Corporation
 Commercial Mortgage Pass-Thru Certificates,
 Series 2000-C2, Class A2, 7.30%,
 Due 9/12/10 (c)                                                7,350,000     7,408,580
PNC Mortgage Securities Corporation
 Mortgage Pass-Thru Certificates:
 Series 1998-1, Class 4B4, 6.75%,
 Due 3/25/13 (b)                                                  333,507       272,225
 Series 1998-11, Class 2B4, 6.25%,
 Due 11/25/13 (b)                                                 343,118       267,848
Resolution Trust Corporation Mortgage
 Pass-Thru Securities, Inc. Commercial Certificates:
 Series 1995-C1, Class C, 6.90%, Due 2/25/27                      887,774       881,342
 Series 1995-C2, Class D, 7.00%, Due 5/25/27                      954,293       944,137
Rural Housing Trust 1987-1 Senior Mortgage
 Pass-Thru Certificates, Series 1, Class D, 6.33%,
 Due 4/01/26                                                    1,119,429     1,107,982
Saxon Asset Securities Trust Mortgage Loan
 Asset-Backed Certificates, Series 2000-3,
 Class AF1, 6.73%, Due 8/25/15                                  2,830,000     2,830,000
Summit CBO I, Ltd./Summit CBO I Funding
 Corporation Second Priority Senior Secured
 Floating Rate Bonds, Series 1A, Class B, 8.06%,
 Due 5/23/11 (b)                                                2,000,000     1,929,680
USAA Auto Loan Guarantor Trust Pass-Thru
 Certificates, Series 1999-1, Class A, 6.10%,
 Due 2/15/06                                                       50,013        49,683
Volkswagen Credit Auto Master Owner Trust
 Floating Rate Loan-Backed Notes, Series 2000-1,
 Class A, 6.775%, Due 8/20/07 (c)                               5,685,000     5,693,674
---------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $67,277,942)                                  67,319,036
---------------------------------------------------------------------------------------
Municipal Bonds 1.0%
New Jersey Economic Development Authority State
 Pension Funding Revenue, 7.425%, Due 2/15/29                   2,975,000     2,955,365
---------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,063,979)                                       2,955,365
---------------------------------------------------------------------------------------
United States Government
 & Agency Issues 42.4%
FHLMC Participation Certificates:
 6.25%, Due 6/15/12 thru 9/15/22 (c)                            2,640,000     2,547,332
 7.00%, Due 1/15/15 (e)                                         6,000,000     5,964,360
 7.20%, Due 10/01/06                                            2,591,842     2,612,085
 7.50%, Due 4/15/15 thru 10/15/29 (e)                           7,440,000     7,480,372
 8.50%, Due 4/15/28 (e)                                         3,500,000     3,583,125
 10.50%, Due 8/01/19                                              666,650       719,270
FNMA Corporate Notes:
 7.00%, Due 7/15/05                                             8,645,000     8,810,569
 7.125%, Due 6/15/10                                            2,505,000     2,587,129
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates:
 6.085%, Due 10/01/08                                              68,443        65,421
 6.52%, Due 7/25/08                                             2,267,755     2,243,390
 7.085%, Due 9/01/06                                              830,227       838,359
 7.181%, Due 10/01/06                                              54,577        54,788
 7.50%, Due 3/25/30 (e)                                         1,500,000     1,498,125
 8.00%, Due 4/01/17 thru 9/01/23 (c)                         $  3,638,248  $  3,706,021
 8.33%, Due 7/15/20 (c)                                         2,076,827     2,130,092
 8.50%, Due 8/01/12 thru 5/01/26 (c)                            3,453,096     3,542,320
 9.00%, Due 12/01/16 thru 8/01/17 (c)                           1,933,962     2,010,703
 9.50%, Due 6/01/05                                               389,591       397,688
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Mortgage
 Certificates, Pool 92117, 7.799%, Due 6/01/18                     86,302        88,132
Federal Home Loan Bank Medium-Term Notes,
 7.925%, Due 8/01/25                                              613,411       631,654
GNMA Guaranteed Pass-Thru Certificates:
 7.50%, Due 10/15/29 (e)                                       14,445,000    14,501,246
 8.00%, Due 12/25/29 (e)                                        2,280,000     2,317,050
Student Loan Marketing Association Student
 Loan Trust Floating Rate Loan-Backed Notes:
 Series 1998-1, Class A1, 7.054%, Due 1/25/07                   4,027,368     4,030,489
 Series 2000-1, Class A1L, 6.85%, Due 10/27/08                  2,200,018     2,202,339
United States Treasury Bonds:
 6.125%, Due 8/15/29                                            2,885,000     2,988,681
 7.125%, Due 2/15/23                                            1,830,000     2,082,161
 7.625%, Due 11/15/22                                           4,340,000     5,196,104
 8.75%, Due 5/15/17                                             5,000,000     6,425,565
 9.875%, Due 11/15/15                                             485,000       669,366
United States Treasury Notes:
 3.625%, Due 7/15/02                                            3,233,790     3,240,866
 5.50%, Due 5/31/03                                             1,560,000     1,544,370
 5.75%, Due 8/15/10                                             5,355,000     5,351,658
 6.50%, Due 10/15/06 thru 2/15/10                               9,135,000     9,481,762
 6.75%, Due 5/15/05                                             9,960,000    10,328,839
---------------------------------------------------------------------------------------
Total United States Government &
 Agency Issues (Cost $121,325,058)                                          121,871,431
---------------------------------------------------------------------------------------
Foreign Government Issues 2.4%
Republic of Germany Bonds, Series 97,
 6.00%, Due 7/04/07                                             4,500,000 EUR 3,979,271
United Kingdom Treasury Bonds,
 7.00%, Due 6/07/02                                             2,000,000 GBP 2,949,742
---------------------------------------------------------------------------------------
Total Foreign Government Issues (Cost $8,039,159)                             6,929,013
---------------------------------------------------------------------------------------
Preferred Stocks 1.5%
Caisse National De Credit Agricole Sponsored ADR
 10.375% Series A (Acquired 2/05/98;
 Cost $1,981,000) (b)                                              70,000     1,789,410
R&B Falcon Corporation 13.875% Senior                                 615       793,975
Rural Cellular Corporation 12.25%
 Junior Exchangeable                                                  809       647,233
Superior Healthcare Management Series A
 7.75% (Acquired 12/30/97; Cost $1,006,460) (b)                     1,000     1,048,290
---------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $4,351,249)                                      4,278,908
---------------------------------------------------------------------------------------
Common Stocks 0.0%
OpTel, Inc. Non-Voting (Acquired 4/14/98;
 Cost $20,000) (b) (f)                                                500         2,500
---------------------------------------------------------------------------------------
Total Common Stocks (Cost $20,000)                                                2,500
---------------------------------------------------------------------------------------
Warrants 0.2%
Aladdin Gaming Enterprises, Inc.,
 Expire 3/01/10 (b)                                                 9,200            92
GT Group Telecom, Inc., Expire 2/01/10
 (Acquired 8/23/00-8/24/00, Cost $68,032) (b)                       1,420        71,710
Jostens, Inc., Expire 5/01/10                                         680        13,600
MetroNet Communications Corporation,
 Expire 8/15/07 (b)                                                   350        31,500
R&B Falcon Corporation, Expire 5/01/09 (b)                            500       325,000
---------------------------------------------------------------------------------------
Total Warrants (Cost $122,978)                                                  441,902
---------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                         STRONG BOND FUND (continued)

                                                    Shares or
                                                    Principal          Value
                                                      Amount          (Note 2)
-------------------------------------------------------------------------------
Short-Term Investments (a) 6.9%
Commercial Paper 0.5%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                           $   368,500   $     368,500
Sara Lee Corporation, 6.22%                             685,100         685,100
Wisconsin Electric Power Company, 6.22%                 503,900         503,900
                                                                  -------------
                                                                      1,557,500

Corporate Notes 0.7%
El Paso Energy Corporation Senior Notes,
  6.625%, Due 7/15/01 (c)                             2,035,000       2,029,158

Repurchase Agreements 5.4%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
  Due 11/01/00 (Repurchase proceeds
  $15,502,824); Collateralized by: United
  States Government & Agency Issues (d)              15,500,000      15,500,000

United States Government & Agency Issues 0.3%
Federal Home Loan Bank Bonds,
  5.875%, Due 9/17/01                                   585,000         581,635
United States Treasury Bills,
  Due 12/28/00 thru 1/11/01 (c)                         165,000         163,203
                                                                  -------------
                                                                        744,838
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $19,834,253)                      19,831,496
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Investments in Securities (Cost $323,283,520) 110.9%          318,661,125
Other Assets and Liabilities, Net (10.9%)                           (31,236,884)
-------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 287,424,241
===============================================================================

FUTURES
-------------------------------------------------------------------------------
                                     Expiration    Underlying      Unrealized
                                        Date       Face Amount    Appreciation
-------------------------------------------------------------------------------
Purchased:
 1 Ten-Year Japanese Government
   Bonds                               12/00        $1,221,174     $     18,868
 5 Ten-Year U.S. Treasury Notes        12/00           503,516            2,010

Sold:
89 Five-Year U.S. Treasury Notes       12/00         8,961,188            2,887
19 U.S. Treasury Bonds                 12/00         1,897,031           18,919

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-------------------------------------------------------------------------------
                                     Settlement                    Unrealized
                                        Date        Value in USD  Appreciation
-------------------------------------------------------------------------------
Sold:
4,800,000 EUR                          1/19/01      $4,087,696     $    441,584
2,050,000 GBP                          1/19/01       2,972,500          112,648

SWAPS
-------------------------------------------------------------------------------
Open Index Rate Swap contracts at October 31, 2000 consisted of the following:
-------------------------------------------------------------------------------
 Notional         Termination    Interest          Index         Unrealized
  Amount             Date          Sold            Bought       Appreciation
-------------------------------------------------------------------------------
                                    1 mo.       ERISA Eligible
$5,000,000          8/01/01         LIBOR         Lehman CMBS*     $     16,886

*Lehman Brothers Investment Grade Index-ERISA Eligible Sub Index
Collateralized Mortgage-Backed Securities Index Total Return Swap

-------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                     Contracts     Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of year                 --       $      --
Options written during the year                         300          26,849
Options closed                                         (200)        (22,587)
Options expired                                        (100)         (4,262)
Options exercised                                        --              --
                                                      -----       ---------
Options outstanding at end of year                       --       $      --
                                                      =====       =========

Closed and expired options resulted in a capital gain of $16,124.
----------------------------------------------------------------

                          STRONG CORPORATE BOND FUND

                                                  Shares or
                                                  Principal            Value
                                                    Amount            (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 80.2%
@Entertainment, Inc. Senior Discount Notes,
  Series B:
  Zero %, Due 7/15/08 (Rate Reset
  Effective 7/15/03)                             $  3,000,000     $ 1,815,000
  Zero %, Due 2/01/09 (Rate Reset
  Effective 2/01/04) (b)                           15,100,000       8,380,500
AES Ironwood LLC Senior Secured Bonds,
  8.857%, Due 11/30/25                              6,500,000       6,567,041
AT&T Corporation Notes:
  6.00%, Due 3/15/09                                5,000,000       4,395,130
  6.50%, Due 3/15/29                                1,500,000       1,181,286
Abitibi-Consolidated, Inc. Debentures,
  8.85%, Due 8/01/30                                5,000,000       4,828,520
American Airlines, Inc. Pass-Thru Trust
  Certificates, Series 1999-1, Class C,
  7.155%, Due 10/15/04                              2,000,000       1,967,930
Apache Corporation Debentures,
  7.375%, Due 8/15/47 (c)                           9,000,000       8,159,589
Arrow Electronics, Inc. Senior Notes,
  9.15%, Due 10/01/10 (b)                           1,750,000       1,746,775
Atlas Air, Inc. Pass-Thru Trust Certificates,
  Series 1999-1, Class C, 8.77%, Due 7/02/12        1,807,141       1,802,091
Bausch & Lomb, Inc. Notes, 6.375%,
  Due 8/01/13 (Remarketing Date 8/01/03)            2,000,000       1,852,416
Beaver Valley Funding Corporation
  Debentures, 8.625%, Due 6/01/07 (c)               8,254,000       8,161,142
British Sky Broadcasting Group PLC
  Yankee Notes, 6.875%, Due 2/23/09                10,500,000       9,003,015
Burlington Northern Santa Fe Corporation
  Debentures, 8.125%, Due 4/15/20                   5,250,000       5,257,376
CILCORP, Inc. Senior Bonds,
  9.375%, Due 10/15/29                              9,000,000       9,648,027
CILCORP, Inc. Senior Notes,
  8.70%, Due 10/15/09 (c)                           9,000,000       9,291,744
Calpine Corporation Senior Notes,
  8.625%, Due 8/15/10                               9,850,000       9,743,551
Capital One Floating Rate Subordinated
  Capital Income Securities, 8.2613%,
  Due 2/01/27 (b)                                   3,000,000       2,564,898
Cendant Corporation Notes,
  7.75%, Due 12/01/03 (c)                          14,265,000      13,845,538
Coastal Corporation Senior Debentures:
  7.42%, Due 2/15/37 (c)                            5,036,000       4,588,410
  7.75%, Due 10/15/35                               7,100,000       6,776,325
Colonial Capital I Securities, Series A,
  8.92%, Due 1/15/27                                2,600,000       2,187,879
Columbia Healthcare Corporation
  Debentures, 7.50%, Due 11/15/95                   4,500,000       3,519,176

--------------------------------------------------------------------------------
                 STRONG CORPORATE BOND FUND (continued)

                                                        Shares or
                                                        Principal         Value
                                                        Amount           (Note 2)
--------------------------------------------------------------------------------------
Columbia Healthcare Corporation Notes,
   8.36%, Due 4/15/24                                   $  4,500,000    $  4,175,316
Continental Airlines, Inc. Pass-Thru
   Certificates, Series 1998-2, Class 2B,
   6.465%, Due 10/15/04                                    2,697,932       2,638,024
Delhaize America, Inc. Notes,
   7.55%, Due 4/15/07                                      5,000,000       4,684,880
Delta Air Lines, Inc. Debentures,
   9.75%, Due 5/15/21                                      8,000,000       7,958,472
Delta Air Lines, Inc. Pass-Thru Certificates,
   Series 1992-B1, 9.375%, Due 9/11/07                     2,581,432       2,680,624
Duke Energy Field Services LLC Notes:
   7.875%, Due 8/16/10                                     7,900,000       8,061,034
   8.125%, Due 8/16/30                                     8,000,000       8,120,360
ESAT Telecom Group PLC Senior Yankee
   Notes, Zero %, Due 2/01/07 (Rate Reset
   Effective 2/01/02)                                        850,000         824,500
Enron Corporation Notes, 6.95%, Due 7/15/28                6,180,000       5,644,324
Equistar Chemicals LP/Equistar Funding
   Corporation Notes:
   8.50%, Due 2/15/04                                      4,375,000       4,263,411
   8.75%, Due 2/15/09                                     11,465,000      10,809,569
First Nationwide Bank Subordinated
   Debentures, 10.00%, Due 10/01/06                        3,460,000       3,741,499
First Republic Bank Subordinated Notes,
   7.75%, Due 9/15/12                                      5,610,000       4,664,866
Ford Motor Company Global Landmark
   Securities, 7.45%, Due 7/16/31 (c)                     16,000,000      14,789,440
Fresenius Medical Care Capital Trust II
   Guaranteed Preferred Securities,
   7.875%, Due 2/01/08 (c)                                 7,000,000       6,527,500
GS Escrow Corporation Floating Rate
   Senior Notes, 7.7113%, Due 8/01/03 (c)                  8,000,000       7,764,072
Georgia-Pacific Corporation Debentures,
   7.70%, Due 6/15/15                                      2,750,000       2,568,266
Global Crossing Holdings, Ltd. Senior
   Yankee Notes:
   9.125%, Due 11/15/06                                    5,000,000       4,793,750
   9.625%, Due 5/15/08                                     7,500,000       7,200,000
Gulf Canada Resources, Ltd. Senior Notes:
   8.25%, Due 3/15/17                                      7,335,000       7,426,688
   8.375%, Due 11/15/05                                    5,000,000       5,100,000
HCA-The Healthcare Company Medium-Term
   Notes, Tranche 00004, 8.12%, Due 8/04/03                5,100,000       5,049,668
HealthSouth Corporation Senior Notes,
   7.00%, Due 6/15/08                                      1,000,000         853,544
Homeside International, Inc. Senior
   Secured Second Priority Notes,
Series B, 11.25%, Due 5/15/03                              1,796,000       1,937,435
Hyder PLC Yankee Notes,
   6.50%, Due 12/15/08 (b)                                 8,500,000       7,150,124
Imperial Capital Trust I Guaranteed
   Capital Securities, 9.98%, Due 12/31/26                 1,175,000         963,829
Imperial Tobacco Overseas BV Guaranteed
   Yankee Notes, 7.125%, Due 4/01/09                       7,500,000       6,834,937
International Game Technology Senior
   Notes, 8.375%, Due 5/15/09                              7,000,000       6,860,000
International Paper Company Notes,
   8.125%, Due 7/08/05 (b)                                 4,500,000       4,610,151
Jones Intercable, Inc. Senior Notes:
   8.875%, Due 4/01/07                                     9,250,000       9,695,498
   9.625%, Due 3/15/02                                     4,490,000       4,607,665
KN Capital Trust I Pass-Thru Securities,
   8.56%, Due 4/15/27 (c)                                 17,500,000      16,920,907
KN Energy, Inc. Senior Notes,
   6.65%, Due 3/01/05                                      4,500,000       4,385,389
KPNQwest BV Senior Yankee Notes,
   8.125%, Due 6/01/09                                     6,500,000       5,817,500
Kroger Company Notes, 6.80%, Due 12/15/18                $ 5,000,000     $ 4,306,935
Lenfest Communications, Inc. Senior
   Subordinated Notes, 10.50%, Due 6/15/06                 7,700,000       8,688,757
Lockheed Martin Corporation Bonds,
   8.50%, Due 12/01/29                                     3,780,000       4,056,103
Lockheed Martin Corporation Notes:
   7.70%, Due 6/15/08 (c)                                 10,555,000      10,716,101
   7.95%, Due 12/01/05                                     2,500,000       2,571,532
Louisiana Pacific Corporation Senior Notes,
   8.875%, Due 8/15/10                                    11,000,000      10,645,316
MCI Communications Corporation Senior
   Notes, 6.50%, Due 4/15/10                               9,907,000       9,174,546
MGM Mirage, Inc. Senior Notes,
   8.50%, Due 9/15/10                                     13,500,000      13,273,267
McKesson Corporation Notes,
   6.40%, Due 3/01/08                                      9,500,000       7,875,794
MetroNet Communications Corporation
   Senior Discount Yankee Notes:
   Zero %, Due 11/01/07
   (Rate Reset Effective 11/01/02)                         1,500,000       1,308,843
   Zero %, Due 6/15/08
   (Rate Reset Effective 6/15/03)                          8,500,000       6,902,077
MetroNet Communications Corporation
   Senior Yankee Notes:
   10.625%, Due 11/01/08                                  19,680,000      21,716,290
   12.00%, Due 8/15/07                                     8,950,000       9,965,530
MidAmerican Energy Holdings Company
   Senior Bonds, 8.48%, Due 9/15/28                        3,430,000       3,557,229
Midwest Generation LLC Pass-Thru
   Certificates, Series B, 8.56%, Due 1/02/16 (b)          9,175,000       8,986,637
Mirage Resorts, Inc. Senior Notes,
   7.25%, Due 10/15/06                                     2,000,000       1,888,866
Nextel Finance Company Term Loan:
   Tranche B, 10.19%, Due 6/30/08
   (Acquired 8/14/00; Cost $1,008,200) (b)                 1,000,000       1,005,000
   Tranche C, 10.44%, Due 12/31/08
   (Acquired 8/14/00; Cost $1,008,200) (b)                 1,000,000       1,005,000
Noble Drilling Corporation Senior Notes,
   7.50%, Due 3/15/19                                      7,710,000       7,327,746
Northrop Grumman Corporation
   Debentures, 7.75%, Due 3/01/16                          3,500,000       3,403,729
Northrop Grumman Corporation
   Notes, 7.00%, Due 3/01/06                               4,000,000       3,890,224
Occidental Petroleum Corporation Senior Notes:
   7.65%, Due 2/15/06                                      8,145,000       8,282,642
   8.45%, Due 2/15/29                                      5,250,000       5,525,441
PSEG Energy Holdings, Inc. Senior Notes,
   9.125%, Due 2/10/04                                     3,500,000       3,543,750
Park Place Entertainment Corporation Senior
   Notes, 7.00%, Due 7/15/04                               3,600,000       3,503,376
Petroleos Mexicanos Guaranteed Notes,
   8.85%, Due 9/15/07                                      2,500,000       2,425,000
Pinnacle One Partners LP/Pinnacle One, Inc.
   Senior Secured Notes, 8.83%, Due 8/15/04 (b)            9,850,000       9,957,926
Pioneer Natural Resources Company Senior Notes:
   6.50%, Due 1/15/08                                      4,500,000       3,989,421
   9.625%, Due 4/01/10                                     3,000,000       3,157,269
Qwest Communications International, Inc.
   Senior Notes, Series B, 10.875%, Due 4/01/07           10,125,000      11,005,936
R&B Falcon Corporation Senior Notes,
   Series B, 6.50%, Due 4/15/03                            4,500,000       4,297,500
Raytheon Company Notes:
   6.75%, Due 8/15/07                                      4,714,000       4,530,899
   8.20%, Due 3/01/06                                      4,375,000       4,529,591
Riggs Capital Trust II Preferred Securities:
   Series A, 8.625%, Due 12/31/26 (c)                     16,420,000      11,786,539
Series B, 8.875%, Due 3/15/27                              1,185,000         873,409

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)          October 31, 2000
--------------------------------------------------------------------------------
                    STRONG CORPORATE BOND FUND (continued)

                                                       Shares or
                                                       Principal       Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Saks, Inc. Guaranteed Notes,
  7.00%, Due 7/15/04                                 $ 12,000,000   $  8,100,000
Saks, Inc. Notes, 7.50%, Due 12/01/10                     600,000        327,000
Southern Energy, Inc. Senior Notes,
  7.90%, Due 7/15/09 (b)                                4,385,000      4,203,759
Sprint Capital Corporation Guaranteed
  Bonds, 6.90%, Due 5/01/19                             9,250,000      7,890,528
Sprint Capital Corporation Guaranteed
  Senior Notes, 6.875%, Due 11/15/28                    4,500,000      3,714,637
Starwood Hotels & Resorts Worldwide,
  Inc., 6.75%, Due 11/15/05                             8,000,000      7,483,936
Stop & Shop Companies, Inc. Senior
  Subordinated Notes, 9.75%, Due 2/01/02                8,630,000      8,797,819
TCI Communications, Inc. Senior
  Debentures, 8.75%, Due 8/01/15                        4,675,000      4,860,308
Tele-Communications, Inc. Non-Redeemable
  Senior Debentures, 9.80%, Due 2/01/12                 5,000,000      5,701,350
Telefonica de Argentina SA Medium-Term
  Notes, 9.125%, Due 5/07/08 (b)                       12,000,000     10,500,000
Tenet Healthcare Corporation Senior Notes:
  7.875%, Due 1/15/03                                   2,500,000      2,475,000
  8.625%, Due 12/01/03                                  3,000,000      3,023,268
  Series B, 7.625%, Due 6/01/08                         5,000,000      4,775,000
Texas Utilities Company Senior Floating Rate
  Notes, Series E, 6.50%, Due 8/16/04
  (Remarketing Date 8/16/02) (c)                       11,250,000     11,171,295
Time Warner Entertainment Company
  LP Senior Notes, 10.15%, Due 5/01/12                  5,265,000      6,208,846
Time Warner, Inc. Debentures,
  9.15%, Due 2/01/23                                    8,000,000      8,980,296
Tricon Global Restaurants, Inc. Senior Notes:
  7.45%, Due 5/15/05                                    7,300,000      6,936,613
  7.65%, Due 5/15/08                                    2,515,000      2,331,850
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes:
  8.75%, Due 4/15/02 (c)                                4,800,000      4,987,200
  8.875%, Due 10/01/07 (b)                             12,000,000     12,075,000
USX-Marathon Group Debentures:
  8.125%, Due 7/15/23                                   4,500,000      4,523,760
  9.125%, Due 1/15/13                                   2,000,000      2,181,456
United International Holdings, Inc. Senior
  Secured Discount Notes, Series B, Zero %,
  Due 2/15/08 (Rate Reset Effective 2/15/03)           12,350,000      7,595,250
United Mexican States Medium-Term Yankee
  Notes, Tranche 00004, 9.875%, Due 2/01/10            10,000,000     10,425,000
United Mexican States Yankee Bonds,
  11.375%, Due 9/15/16                                  5,000,000      5,675,000
United Pan-Europe Communications NV
  Senior Discount Notes, Series B, Zero %,
  Due 8/01/09 (Rate Reset Effective 8/01/04)            6,000,000      2,370,000
Univision Network Holding LP Subordinated
  Notes, 7.00%, Due 12/17/02 (c)                        7,855,000     10,918,450
WMX Technologies, Inc. Notes,
  7.10%, Due 8/01/26                                    3,000,000      2,896,128
Waste Management, Inc. Senior Notes:
  6.50%, Due 12/15/02                                  10,605,000     10,234,217
  6.875%, Due 5/15/09                                   3,275,000      2,983,234
Williams Communications Group, Inc.
  Senior Notes, 11.875%, Due 8/01/10 (b)               13,500,000     12,048,750
Williams Companies, Inc. Notes,
  7.625%, Due 7/15/19                                   6,500,000      6,308,439
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $771,814,055)                            749,784,211
--------------------------------------------------------------------------------
Non-Agency Mortgage &
  Asset-Backed Securities 11.5%
ABN-AMRO Mortgage Corporation Mortgage
  Pass-Thru Certificates, Series 2000-2,
  Class B-2, 8.00%, Due 5/25/30                           980,994        932,577
BCF LLC Mortgage Pass-Thru Certificates,
  Series 1997-R2, Class 3-A1, 7.00%,
  Due 12/25/35 (b)                                   $    343,781   $    342,243
Bank of America Mortgage Securities, Inc.
  Mortgage Pass-Thru Certificates:
  Series 2000-2, Class B3, 7.50%, Due 4/25/30             897,641        826,319
  Series 2000-3, Class B3, 7.75%, Due 6/25/30             897,096        838,583
Bear Stearns Mortgage Securities, Inc. Principal
  Only Mortgage Pass-Thru Certificates,
  Series 1995-1, Class 2-P, Due 7/25/10 (c)               427,825        355,803
Chase Credit Card Master Trust Floating Rate
  Asset-Backed Notes, Series 2000-2, Class A,
  6.72%, Due 3/17/03                                   25,000,000     25,036,625
Chase Mortgage Finance Trust
  Mortgage Pass-Thru Certificates:
  Series 1999-S8, Class B2, 6.75%, Due 7/25/29          2,468,386      2,138,646
  Series 1999-S11, Class B2, 6.75%, Due 9/25/29         1,583,613      1,373,318
Citicorp Mortgage Securities, Inc. Pass-Thru
  Certificates, Series 1999-7, Class B-2,
  7.00%, Due 9/25/29                                    1,109,070        980,823
Commercial Trust I Lease-Backed Certificates,
  Series 1993-K-A, Class A2, 7.63%,
  Due 12/15/13 (b)                                      8,441,298      6,119,941
DLJ Mortgage Acceptance Corporation
  Variable Rate Interest Only Multi-Family
  Mortgage Pass-Thru Certificates, Series
  1993-MF10, Class A-1, 0.80%, Due 7/15/03             29,446,265              3
DLJ Mortgage Acceptance Corporation
  Variable Rate Trust Certificates, Series
  1997-E, Class A, 7.55%, Due 12/28/26 (b)              5,255,954      4,779,660
Discover Card Master Trust I Floating Rate
  Credit Card Asset-Backed Certificates,
  Series 2000-3, Class A, 6.74%, Due 9/15/05           25,000,000     25,047,940
FMAC Loan Receivables Trust Notes, Series
  1997-C, Class B, 7.15%, Due 12/15/19 (b)              7,239,000      6,732,270
Golden National Mortgage Asset-Backed
  Certificates, Series 1998-GNI, Class M-2,
  8.02%, Due 2/25/27                                    6,000,000      5,886,330
Mid State Trust Virgin Islands Asset-Backed
  Notes, Series 6, Class A-2, 7.40%, Due 7/01/35        2,645,479      2,619,825
Norwest Asset Securities Corporation
  Mortgage Pass-Thru Certificates, Series
  1998-23, Class B-3, 6.75%, Due 10/25/28               3,523,858      3,079,728
Resolution Trust Corporation Mortgage Pass-
  Thru Securities, Inc. Commercial Mortgage
  Certificates, Series 1995-C1, Class D,
  6.90%, Due 2/25/27                                   12,000,000     11,735,596
Ryland Mortgage Securities Corporation III
  Variable Rate Collateralized Mortgage
  Bonds, Series 1992-C, Class 3-A,
  11.6247%, Due 11/25/30                                   18,114         18,038
Salomon Brothers Mortgage Securities VII,
  Inc. Mortgage Pass-Thru Certificates, Series
  1997-A, Class B3, 7.3887%, Due 10/01/25 (b)           4,407,154      3,536,080
Sutter CBO, Ltd./Sutter CBO Corporation
  Notes, Series 1999-1, Class B-1,
  9.942%, Due 11/30/14 (b)                              5,000,000      4,797,900
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $111,319,132)                        107,178,248
--------------------------------------------------------------------------------
Municipal Bonds 0.9%
New Jersey Economic Development Bonds,
  Series B, Zero %, Due 2/15/14 (c)                    21,500,000      8,125,065
--------------------------------------------------------------------------------
Total Municipal Bonds (Cost $7,700,569)                                8,125,065
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      STRONG CORPORATE BOND FUND (continued)

                                                       Shares or
                                                       Principal        Value
                                                       Amount          (Note 2)
--------------------------------------------------------------------------------
United States Government &
 Agency Issues 2.5%
FHLMC Participation Certificates:
 8.50%, Due 4/15/28 (e)                              $ 6,000,000    $  6,142,500
 14.00%, Due 9/01/12 (c)                                  17,027          19,463
 14.75%, Due 3/01/10 (c)                                   7,018           8,110
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru
 Certificates, 13.50%, Due 4/01/11 (c)                    33,628          38,324
GNMA Guaranteed Pass-Thru Certificates,
 15.00%, Due 8/15/11 thru 10/15/12 (c)                    51,407          60,035
Small Business Administration Guaranteed
 Loan Pool 40013, Interest Only Strips,
 2.419%, Due 9/30/17 (c)                               2,723,027         122,536
United States Treasury Bonds,
 6.125%, Due 8/15/29                                   7,750,000       8,028,458
United States Treasury Notes:
 5.75%, Due 8/15/10                                    6,675,000       6,670,835
 6.75%, Due 5/15/05                                    2,125,000       2,202,694
--------------------------------------------------------------------------------
Total United States Government &
  Agency Issues (Cost $24,452,430)                                    23,292,955
--------------------------------------------------------------------------------
Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike price
 is $100. Expiration date is 6/20/03.)                25,000,000         187,500
--------------------------------------------------------------------------------
Total Options (Cost $562,500)                                            187,500
--------------------------------------------------------------------------------
Preferred Stocks 2.2%
Caisse National De Credit Agricole Sponsored
 ADR 10.375% Series A (Acquired 2/05/98-
 12/08/99; Cost $10,985,000) (b)                         400,000      10,225,200
Parmalat Capital Finance 8.9225% Series B                253,000       5,692,500
Webster Capital Corporation 7.375% Series A                5,000       4,990,600
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $22,345,740)                             20,908,300
--------------------------------------------------------------------------------
Short-Term Investments (a) 2.1%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                            $   187,000         187,000
Sara Lee Corporation, 6.22%                              928,900         928,900
Wisconsin Electric Power Company, 6.22%                  434,200         434,200
                                                                      ----------
                                                                       1,550,100

Corporate Notes 0.8%
GS Escrow Corporation Senior Notes,
 6.75%, Due 8/01/01                                    1,650,000       1,629,230
Tosco Corporation Floating Rate Notes,
 7.1375%, Due 5/16/01                                  6,000,000       5,999,622
                                                                      ----------
                                                                       7,628,852

Repurchase Agreements 1.1%
Barclays Capital, Inc. (Dated 10/31/00), 6.53%,
 Due 11/01/00 (Repurchase proceeds
 $10,601,922); Collateralized by: United
 States Treasury Bonds (d)                            10,600,000      10,600,000

United States Government Issues 0.0%
United States Treasury Bills, Due 12/14/00 (c)           400,000         397,109
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $20,164,808)                       20,176,061
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $958,359,234) 99.4%            929,652,340
Other Assets and Liabilities, Net 0.6%                                 5,602,819
--------------------------------------------------------------------------------
Net Assets 100.0%                                                   $935,255,159
================================================================================

----------------------------------------------------------------------------------------
FUTURES
----------------------------------------------------------------------------------------
                                                           Underlying      Unrealized
                                         Expiration       Face Amount     Appreciation/
                                           Date             at Value      (Depreciation)
----------------------------------------------------------------------------------------
Purchased:
394 Five-Year U.S. Treasury Notes         12/00            $39,670,875      $ 278,701
 10 Two-Year U.S. Treasury Notes          12/00              2,001,250         10,114

Sold:
340 Ten-Year U.S. Treasury Notes          12/00             34,239,062       (326,383)
 15 U.S. Treasury Bonds                   12/00              1,497,656           (533)

SWAPS
----------------------------------------------------------------------------------------
Open Swap contracts at October 31, 2000 consisted of the following:
----------------------------------------------------------------------------------------
                                                                           Unrealized
     Notional          Termination      Interest            Index         Appreciation/
     Amount               Date            Sold             Bought         (Depreciation)
----------------------------------------------------------------------------------------
                                     1 mo. LIBOR           Lehman
 $25,000,000            2/28/01         -15 bp           Brothers Baa      ($166,680)
                                     1 mo. LIBOR           Lehman
  50,000,000            1/01/01         -30 bp           Brothers  Baa      (319,636)
   5,000,000*          10/12/05          1.70%                 --              7,500
   5,000,000*          10/12/05          1.90%                 --            (15,000)

 *Credit Swap
--------------------------------------------------------------------------------
                            STRONG GOVERNMENT SECURITIES FUND

                                               Shares or
                                               Principal              Value
                                               Amount                (Note 2)
--------------------------------------------------------------------------------
United States Government &
 Agency Issues 104.3%
FHA Insured Project Loan 956-55054,
 2.93%, Due 11/01/12                        $  3,278,918          $  2,573,951
FHLMC Notes, 5.53%, Due 2/05/04                9,000,000             8,723,718
FHLMC Participation Certificates:
 5.50%, Due 12/15/08                           1,962,006             1,945,476
 6.00%, Due 1/01/28 (e)                       62,000,000            58,164,061
 6.05%, Due 6/25/14 (c)                        7,878,833             7,831,441
 6.25%, Due 9/15/22                            6,305,000             6,097,849
 6.765%, Due 2/25/07                          19,541,275            19,547,334
 6.775%, Due 11/01/03 (c)                      5,781,773             5,745,637
 7.00%, Due 5/01/03 thru 1/25/21 (e)          34,835,462            34,610,781
 7.172%, Due 1/01/26                           2,585,838             2,626,115
 7.20%, Due 10/01/06 (c)                      10,073,000            10,151,670
 7.25%, Due 7/01/08                              613,833               612,292
 7.26%, Due 6/01/06 (c)                        6,559,126             6,659,612
 7.50%, Due 4/15/15 (e)                        9,530,000             9,598,521
 7.56%, Due 5/01/26                            2,188,656             2,231,656
 7.734%, Due 10/01/26                          7,384,632             7,515,407
 8.00%, Due 7/01/08 thru 2/01/17               3,966,103             3,999,896
 8.50%, Due 10/01/05 thru 4/15/28 (c) (e)     20,220,673            20,632,514
 9.00%, Due 9/15/05 thru 4/01/17               6,013,337             6,157,102
 9.30%, Due 7/15/21                            2,272,145             2,334,065
 9.50%, Due 4/01/07 thru 4/01/25               5,733,587             5,997,163
 9.75%, Due 8/01/02                              329,301               336,830
 10.00%, Due 10/01/05 thru 6/01/20             1,778,275             1,859,739
 10.50%, Due 6/01/04 thru 8/01/20              3,551,376             3,831,025
 11.75%, Due 10/01/15                             52,550                57,802
 12.25%, Due 7/01/15 thru 12/01/15               187,771               209,449
 12.50%, Due 10/01/09 thru 1/01/15               112,513               126,330
 13.00%, Due 7/01/14                               7,872                 8,919
 13.75%, Due 5/01/02                              17,386                17,784
 14.00%, Due 6/01/11 thru 11/01/12                43,301                49,312
 14.50%, Due 3/01/11 thru 12/01/11                 6,130                 7,088
 14.75%, Due 8/01/11 thru 4/01/13                  4,487                 5,179
 15.00%, Due 8/01/11                              23,162                26,969
 16.00%, Due 6/01/12                               5,801                 6,903

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)       October 31, 2000
--------------------------------------------------------------------------
                    STRONG GOVERNMENT SECURITIES FUND (continued)

                                                  Shares or
                                                  Principal        Value
                                                  Amount          (Note 2)
---------------------------------------------------------------------------
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates:
 5.00%, Due 7/01/06 (c)                         $ 49,183,297  $ 46,496,714
 5.60%, Due 5/01/04 thru 11/01/05                  1,782,572     1,730,886
 6.07%, Due 10/01/08 (c)                           6,689,393     6,487,550
 6.09%, Due 1/01/03 (c)                           12,343,809    12,126,576
 6.125%, Due 11/25/03                                209,232       204,962
 6.292%, Due 5/01/05                               9,156,046     8,940,954
 6.30%, Due 12/25/15                               4,020,273     3,960,440
 6.32%, Due 8/15/08 (c)                           11,500,000    11,148,523
 6.49%, Due 12/25/25 (c)                           5,244,485     5,201,716
 6.50%, Due 6/18/27 thru 8/01/28 (c)              29,564,246    28,051,218
 6.52%, Due 7/25/08                                4,833,581     4,781,648
 6.53%, Due 7/01/02                                2,352,800     2,328,480
 6.695%, Due 8/01/05                              10,000,000     9,940,826
 6.97%, Due 6/01/07                               15,068,978    14,993,633
 7.00%, Due 9/01/07 thru 6/25/22 (c)              19,579,028    19,384,906
 7.11%, Due 10/01/09                               4,962,122     5,006,307
 7.125%, Due 12/25/20                                595,424       595,419
 7.17%, Due 10/01/09                               4,324,738     4,388,084
 7.18%, Due 10/01/09                               3,427,665     3,479,875
 7.50%, Due 7/01/03 thru 7/01/15 (c)              19,077,136    19,192,181
 8.00%, Due 4/01/17 thru 11/01/26 (c)             25,490,851    25,908,316
 8.25%, Due 1/25/06                                  531,207       531,353
 8.40%, Due 2/25/09 (c)                           16,469,025    16,572,561
 8.50%, Due 11/01/02 thru 5/01/26 (c)             25,683,093    26,382,203
 8.55%, Due 8/25/26                                2,503,609     2,571,854
 8.75%, Due 1/01/10                                  798,566       822,735
 9.00%, Due 9/01/21 thru 10/25/25                  7,913,129     8,267,194
 9.25%, Due 4/25/18                                  866,361       913,768
 9.40%, Due 10/25/19                               3,064,295     3,199,575
 9.50%, Due 6/01/05 thru 7/01/28 (c)              10,445,517    10,955,027
 10.00%, Due 4/01/20                               1,655,118     1,738,076
 11.00%, Due 2/01/19 thru 10/15/20                 3,754,844     4,074,461
 11.50%, Due 2/01/19                                 918,657     1,009,612
 11.75%, Due 12/01/10                                 73,184        80,108
 12.00%, Due 1/01/16 thru 2/01/19                  1,505,454     1,681,064
 12.25%, Due 7/01/14                                  18,846        20,512
 12.50%, Due 2/01/11                                  94,358       104,962
 13.25%, Due 4/01/12                                   2,978         3,377
 13.50%, Due 1/01/12                                   3,955         4,480
 13.75%, Due 10/01/10                                  5,825         6,426
 14.00%, Due 1/01/12 thru 8/01/13                     59,963        66,303
 14.25%, Due 12/01/14                                 31,916        35,447
 14.50%, Due 1/01/12                                   5,768         6,426
 14.75%, Due 3/01/12                                  80,926        93,834
 15.00%, Due 10/01/12                                  9,612        10,835
 15.50%, Due 10/01/12                                  5,504         6,244
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Certificates:
 Pool #53843, 8.233%, Due 7/01/26                  3,826,798     3,936,422
 Pool #54844, 6.706%, Due 9/01/27 (c)             12,308,969    12,137,978
 Pool #66414, 7.329%, Due 9/01/28 (c)              9,634,782     9,806,418
 Pool #70018, 8.375%, Due 10/01/18                 2,691,071     2,776,081
 Pool #70279, 7.732%, Due 4/01/19                    741,099       748,508
 Pool #70843, 7.295%, Due 4/01/20                  1,450,006     1,443,523
 Pool #92068, 8.053%, Due 1/01/18                    599,837       611,291
 Pool #110238, 7.182%, Due 1/01/16                 3,230,352     3,213,154
 Pool #124013, 8.201%, Due 10/01/21                1,001,168     1,024,952
 Pool #176367, 7.907%, Due 4/01/15                 1,465,264     1,482,605
 Pool #181826, 8.287%, Due 10/01/22                  586,770       601,574
 Pool #201427, 7.938%, Due 1/01/23                 1,096,086     1,127,760
 Pool #323127, 7.03%, Due 8/01/15 (c)             14,738,991    14,603,167
 Pool #457277, 7.358%, Due 10/01/27 (c)           19,413,876    19,589,972
 Pool #530074, 6.889%, Due 3/01/30                 4,937,870     4,854,975
 Pool #534738, 8.062%, Due 5/01/27 (c)             5,451,355     5,593,955
 Series 1996-M6, Class A, 7.3943%, Due 8/17/03       135,688       135,412
 Series 1997-M4, Class C, 7.2964%,
 Due 8/17/18 (c)                              $    5,683,000  $  5,693,145
 Series 1999-W6, Class A, 9.0956%,
 Due 9/25/28 (c)                                   9,745,451    10,110,905
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Mortgage
 Securities, 6.604%, Due 3/01/18                   2,291,424     2,268,918
FNMA Medium-Term Notes:
 5.75%, Due 2/03/04                                4,050,000     3,951,038
 6.05%, Due 4/17/03                                4,812,000     4,754,116
FNMA Notes:
 6.375%, Due 10/15/02 (c)                         32,300,000    32,268,831
 7.00%, Due 7/15/05 (c)                           34,835,000    35,502,160
FNMA Stripped Mortgage-Backed Securities:
 Series B, Class B-1, 6.00%, Due 5/01/09           1,840,156     1,776,753
 Series C, Class C-1, 6.00%, Due 5/01/09           1,583,982     1,529,145
 Series K, Class K-1, 6.00%, Due 11/01/08          9,045,939     8,874,202
FNMA Stripped Mortgage-Backed Securities,
 Interest Only Custodial Receipts, Series 161,
 Class 2, 8.50%, Due 7/25/22                       2,617,718       697,851
Federal Agricultural Mortgage Corporation
 Guaranteed Mortgage Variable Rate
 Pass-Thru Certificates:
 Series BA-1001, Class 1, 7.013%, Due 1/25/03      2,695,466     2,685,358
 Series CS-1004, Class 1, 7.11%, Due 1/25/02 (c)   4,477,272     4,467,467
 Series CS-1010, Class 1, 7.434%, Due 7/25/02 (c)  6,710,567     6,700,098
 Series GS-1001, Class 1, 7.023%, Due 1/25/08      1,178,585     1,171,218
 Series GS-1002, Class 1, 6.71%, Due 7/25/08         415,911       406,944
GNMA Guaranteed Pass-Thru Certificates:
 7.50%, Due 10/15/29 (e)                          65,660,000    65,906,225
 8.00%, Due 12/25/29 (e)                          76,675,000    77,928,969
 8.35%, Due 4/15/20                               14,637,286    15,068,832
 8.40%, Due 5/15/20                                7,948,765     8,197,105
 9.00%, Due 12/15/06 thru 12/15/09                 6,523,599     6,692,459
 12.50%, Due 4/15/19                               1,904,815     2,132,947
 13.00%, Due 12/15/10 thru 11/15/14                  272,749       306,948
 13.50%, Due 7/15/10 thru 10/15/12                    70,252        79,889
 14.00%, Due 4/15/12 thru 9/20/14                     61,785        70,425
 14.50%, Due 9/15/12 thru 11/15/12                   179,288       204,205
 15.00%, Due 1/15/12 thru 9/15/12                     86,563       101,089
 16.00%, Due 4/15/12                                   9,109        10,593
GNMA Guaranteed Variable Rate
 Pass-Thru Certificates:
 Pool #8333, 7.375%, Due 3/20/18                     821,897       829,353
 Pool #8489, 7.375%, Due 4/20/19                     201,532       203,337
 Pool #8678, 6.75%, Due 8/20/20 (c)                6,309,221     6,379,629
 Pool #8714, 7.125%, Due 11/20/20                  4,705,349     4,747,093
HHS Project Loan, 7.83%, Due 11/01/01                697,410       700,897
Small Business Administration Guaranteed
 Loan Interest Only Custodial Receipts:
 Series 1992-6A, 2.47%, Due 10/15/17              19,081,055       834,796
 Series 1993-1A, 2.531%, Due 2/15/18              17,646,040       761,074
Student Loan Marketing Association Student
 Loan Trust Floating Rate Securities:
 Series 1995-1, Class A1, 6.919%, Due 4/25/04        844,394       843,275
 Series 1996-1, Class A1, 6.904%, Due 7/26/04      7,399,756     7,387,435
 Series 1996-3, Class A1, 6.834%, Due 10/25/04     8,218,670     8,187,727
 Series 1996-4, Class A1, 6.824%, Due 7/25/04      7,217,165     7,189,920
 Series 1997-1, Class A1, 6.804%, Due 10/25/05     4,471,308     4,452,327
 Series 1997-3, Class A1, 6.944%, Due 4/25/06     25,805,264    25,729,009
 Series 1998-1, Class A1, 7.054%,
 Due 1/25/07 (c)                                  22,821,749    22,839,436
 Series 1998-2, Class A1, 7.024%, Due 4/25/07      8,328,371     8,308,758
 Series 1999-2, Class A1L, 6.84%, Due 7/25/04      2,965,085     2,967,679
 Series 1999-3, Class A1, 6.84%, Due 1/25/07      22,086,183    22,106,392
 Series 2000-1, Class A1L, 6.85%, Due 10/27/08     6,454,851     6,461,661
 Series 2000-4, Class A1, 6.81%, Due 7/25/08      39,179,838    39,173,570

-------------------------------------------------------------------------------
                STRONG GOVERNMENT SECURITIES FUND (continued)

                                                     Shares or
                                                     Principal           Value
                                                      Amount            (Note 2)
-------------------------------------------------------------------------------
USGI FHA Insured Project Pool #2040,
 3.025%, Due 11/01/06                           $    4,244,156   $    3,854,882
United States Department of Veterans
 Affairs Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates -
 Vendee Mortgage Trust:
 Series 1992-1, Class 2J, 7.75%, Due 3/15/05        11,801,000       11,910,808
 Series 1995-1, Class 3I, 8.00%, Due 4/15/06        10,000,000       10,157,150
 Series 1995-1, Class 4, 8.8514%, Due 2/15/25        5,603,071        5,849,242
 Series 1995-2C, Class 3A,
 8.7925%, Due 6/15/25 (c)                           13,131,699       13,773,774
United States Treasury Bonds:
 6.00%, Due 2/15/26                                 23,655,000       23,715,013
 6.125%, Due 8/15/29                                24,795,000       25,686,083
 6.25%, Due 5/15/30                                  2,000,000        2,130,938
 6.75%, Due 8/15/26                                 26,300,000       28,954,669
 6.875%, Due 8/15/25 (c)                            15,300,000       17,046,128
 7.125%, Due 2/15/23                                12,065,000       13,727,473
 7.625%, Due 11/15/22                               12,290,000       14,714,313
 8.75%, Due 5/15/17                                 21,300,000       27,372,907
 9.875%, Due 11/15/15 (c)                            7,550,000       10,420,027
 11.75%, Due 2/15/10 (c)                             8,900,000       10,801,574
United States Treasury Notes:
 3.625%, Due 7/15/02                                26,784,450       26,843,053
 5.75%, Due 8/15/10                                 15,320,000       15,310,440
 6.50%, Due 10/15/06                                    50,000           51,578
-------------------------------------------------------------------------------
Total United States Government &
 Agency Issues (Cost $1,364,637,983)                              1,359,476,243
-------------------------------------------------------------------------------
Corporate Bonds 2.8%
AT&T Corporation Notes, 6.00%, Due 3/15/09          10,000,000        8,790,260
General Motors Acceptance Corporation
 Notes, 7.625%, Due 6/15/04                          7,000,000        7,088,578
International Bank for Reconstruction and
 Development Unsubordinated Yankee Notes,
 7.00%, Due 1/27/05 (c)                              8,300,000        8,445,092
Riggs Capital Trust Preferred Securities,
 Series A, 8.625%, Due 12/31/26                      3,175,000        2,279,066
US Airways Pass-Thru Trust Mortgage
 Pass-Thru Certificates, Series 2000-3G,
 7.89%, Due 9/01/19                                 10,000,000       10,035,300
-------------------------------------------------------------------------------
Total Corporate Bonds (Cost $37,378,215)                             36,638,296
-------------------------------------------------------------------------------
Municipal Bonds 0.3%
Arkansas Development Finance Authority GNMA
 Guaranteed Bonds, 9.75%, Due 11/15/14 (c)           3,100,000        3,563,853
-------------------------------------------------------------------------------
Total Municipal Bonds (Cost $3,740,967)                               3,563,853
-------------------------------------------------------------------------------
Non-Agency Mortgage &
 Asset-Backed Securities 3.2%
ABN-AMRO Mortgage Corporation Mortgage
 Pass-Thru Certificates:
 Series 1999-6, Class B-2, 7.00%, Due 9/25/29        1,781,197        1,573,964
 Series 1999-8, Class B-2, 7.75%, Due 12/25/29       1,179,396        1,101,810
Bank of America Mortgage Securities, Inc.
 Mortgage Pass-Thru Certificates:
 Series 1999-12, Class B3, 7.50%, Due 11/25/29       1,004,831          925,796
 Series 2000-1, Class B3, 7.50%, Due 2/25/30         1,453,476        1,334,989
Chase Mortgage Finance Corporation Mortgage
 Pass-Thru Certificates, Series 2000-S6,
 Class B2, 7.75%, Due 8/25/30                          948,866          887,526
Citicorp Mortgage Securities, Inc. Pass-Thru
 Certificates, Series 2000-1, Class B2,
 7.00%, Due 1/25/30                                    907,725          803,841
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Pass-Thru
 Certificates, Series 1999-3, Class B2,
 6.50%, Due 5/25/29                                  1,333,979        1,237,738
Community Program Loan Trust Bonds,
 Series 1987-A, Class A5, 4.50%, Due 4/01/29         2,480,000        1,827,834
GE Capital Mortgage Services, Inc. Mortgage
 Pass-Thru Certificates:
 Series 1999-3, Class B2, 6.50%, Due 5/25/29         2,211,352        1,885,874
 Series 1999-20, Class B2, 7.25%, Due 12/25/29       1,533,359        1,383,327
Norwest Asset Securities Corporation Mortgage
 Pass-Thru Certificates:
 Series 1999-18, Class B3, 6.50%, Due 7/25/29        2,936,394        2,496,449
 Series 1999-20, Class B3, 6.75%, Due 8/25/29        2,519,655        2,182,236
 Series 1999-23, Class B3, 7.00%, Due 10/25/29       1,116,009          985,754
 Series 1999-26, Class B3, 7.25%, Due 12/25/29       1,138,109        1,025,112
PNC Mortgage Securities Corporation
 Variable Rate Mortgage Pass-Thru Certificates:
 Series 2000-1, Class I-B-3, 7.46%, Due 2/25/30      1,238,042        1,108,048
 Series 2000-2, Class B-3, 7.63%, Due 4/25/30        1,649,133        1,492,465
 Series 2000-C2, Class A-2, 7.30%, Due 9/12/10      12,000,000       12,095,640
Residential Funding Mortgage Securities I, Inc.
 Mortgage Pass-Thru Certificates:
 Series 1999-S18, Class M3, 7.00%, Due 8/25/29       1,641,723        1,451,702
 Series 1999-S23, Class M3, 7.25%, Due 11/25/29      1,530,503        1,380,705
 Series 1999-S24, Class M3, 7.50%, Due 12/25/29      1,170,454        1,075,442
 Series 2000-S1, Class M3, 7.50%, Due 1/25/30        1,410,335        1,294,032
 Series 2000-S2, Class M3, 7.50%, Due 2/25/30        1,464,943        1,343,697
 Series 2000-S6, Class M3, 7.75%, Due 5/25/30        1,407,281        1,315,688
-------------------------------------------------- ----------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $41,963,061)                          42,209,669
-------------------------------------------------- ----------------------------
Options 0.0%
MCI Worldcom, Inc. Call Options: (Strike
 price is $100. Expiration date is 6/20/03.)        25,000,000          187,500
United States Treasury Bonds Call Options: (Strie
 Price is $103. Expiration date is 12/15/00.)          100,000            3,125
United States Treasury Bonds Put Options: (Strik
 Price is $99. Expiration date is 12/15/00.)           250,000            7,813
-------------------------------------------------- ----------------------------
Total Options (Cost $629,675)                                           198,438
-------------------------------------------------- ----------------------------
Short-Term Investments (a) 7.8%
Commercial Paper 0.4%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                       $    2,932,400        2,932,400
Sara Lee Corporation, 6.22%                            850,200          850,200
Wisconsin Electric Power Company, 6.22%                676,700          676,700
                                                                 --------------
                                                                      4,459,300
Repurchase Agreements 5.1%
Barclays Capital, Inc. (Dated 10/31/00), 6.53%,
 Due 11/01/00 (Repurchase proceeds
 $67,012,153); Collateralized by:
 United States Treasury Bonds (d)                   67,000,000       67,000,000

United States Government Issues 2.3%
FHLMC Participation Certificates,
 11.25%, Due 1/01/01                                       500              500
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates:
 8.305%, Due 4/01/01 (c)                             5,270,304        5,255,877
 8.43%, Due 4/01/01 (c)                             10,177,766       10,150,955
Federal Agricultural Mortgage Corporation
 Guaranteed Mortgage Variable Rate Pass-
 Thru Certificates, Series CS-1001, Class 1,
 7.185%, Due 7/25/01                                 2,840,028        2,818,728
Federal Home Loan Banks Consolidated Bonds,
 5.19%, Due 3/01/01 (c)                             10,000,000        9,951,420

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               October 31,2000
--------------------------------------------------------------------------------
                STRONG GOVERNMENT SECURITIES FUNDS (continued)

                                                      Shares or
                                                      Principal          Value
                                                       Amount           (Note 2)
--------------------------------------------------------------------------------
United States Treasury Bills, Due 1/04/01
 thru 1/18/01 (c)                                 $   1,315,000 $     1,300,385
                                                                ----------------
                                                                     29,477,865
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $101,031,088)                    100,937,165
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,549,380,989) 118.4%                                     1,543,023,664
Other Assets and Liabilities, Net (18.4%)                          (239,749,768)
--------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,303,273,896
================================================================================

FUTURES
--------------------------------------------------------------------------------
                                                   Underlying
                                    Expiration     Face Amount       Unrealized
                                       Date         at Value        Appreciation
--------------------------------------------------------------------------------
Purchased:
473 Five-Year U.S. Treasury Notes      12/00     $    47,625,188    $    66,943
130 Ten-Year U.S. Agency Notes         12/00          12,368,281         58,354
415 Ten-Year U.S. Treasury Notes       12/00          41,791,797        168,080
125 Two-Year U.S. Treasury Notes       12/00          25,015,625         52,203

Sold:
118 U.S. Treasury Bonds                12/00          11,781,563        117,498

SWAPS
--------------------------------------------------------------------------------
Open Swap contracts at October 31, 2000 consisted of the following:
--------------------------------------------------------------------------------
                                                                    Unrealized
   Notional    Termination        Interest           Index         Appreciation/
    Amount        Date              Sold             Bought       (Depreciation)
--------------------------------------------------------------------------------
                                  1 Month USD     ERISA Eligible
                                LIBOR - 30 basis     Lehman
  $50,000,000   8/01/01             points            CMBS*        $    165,630

                                  3 Month USD
   50,000,000   9/19/02             LIBOR             6.77%              84,000

                                                    3 Month USD
   22,000,000   9/19/05             6.865%            LIBOR            (104,500)

* Lehman Brothers Investment Grade Index - ERISA Eligible Sub Index Collateralized Mortgage-Backed Securities Index Total Return Swap

WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                  Contracts             Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of year             52,950        $    199,088
Options written during year                          15,941           3,709,240
Options closed                                      (60,991)         (3,322,841)
Options expired                                      (7,600)           (421,162)
Options exercised                                        --                  --
                                                    -------        ------------
Options outstanding at ending of year                   300        $    164,325
                                                    =======        ============

Closed and expired options resulted in a capital gain of $454,621

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                (1000 shares              Value
                                                per contract)           (Note 2)
--------------------------------------------------------------------------------
United States Treasury Bond Futures Options:
Calls: (Strike price is $104. Expiration date is
        12/15/00. Premium received is $114,775.)        200            ($81,250)
Puts: (Strike price is $97. Expiration date is
        12/15/00. Premium received is $49,550.)         100             (10,938)
                                                        ---             -------
                                                        300            ($92,188)
                                                        ===             =======

--------------------------------------------------------------------------------
                          STRONG SHORT-TERM BOND FUND

                                                      Shares or
                                                      Principal           Value
                                                      Amount            (Note 2)
--------------------------------------------------------------------------------
Corporate Bonds 53.2%
Allstate Corporation Notes,
 7.875%, Due 5/01/05                             $   3,000,000   $    3,077,145
Anixter, Inc. Guaranteed Notes,
 8.00%, Due 9/15/03                                  2,000,000        1,981,502
Beaver Valley Funding Corporation
 Debentures, 8.625%, Due 6/01/07 (c)                 9,860,000        9,749,075
CMS Energy Corporation Senior Notes,
 8.375%, Due 7/01/13 (Remarketing
 Date 7/01/03) (c)                                  10,000,000        9,673,890
CSC Holdings, Inc. Senior Subordinated Debentures:
 9.875%, Due 2/15/13                                 3,275,000        3,340,500
 9.875%, Due 4/01/23                                 8,875,000        9,008,125
CSC Holdings, Inc. Senior Subordinated
 Notes, 9.25%, Due 11/01/05                          6,350,000        6,413,500
Calpine Corporation Senior Notes,
 8.25%, Due 8/15/05                                 15,000,000       14,951,460
Cendant Corporation Notes,
 7.75%, Due 12/01/03 (c)                            16,540,000       16,053,641
Custom Repackaged Asset Vehicle Trusts -
 Wal-Mart Credit-Linked Trust Certificates,
 Series 1996-401, 7.35%, Due 7/17/06 (b)             3,440,587        3,424,520
Custom Repackaged Asset Vehicle Trusts -
 Walt Disney Credit-Linked Trust Certificates,
 Series 1996-403, 7.20%, Due 1/10/07 (b)             3,345,409        3,325,387
Delta Air Lines, Inc. Pass-Thru Certificates:
 Series 1992-B1, 9.375%, Due 9/11/07                10,325,729       10,722,495
 Series 1993-A1, 9.875%, Due 4/30/08                13,070,862       13,944,976
Duke Energy Field Services LLC Notes,
 7.50%, Due 8/16/05                                 10,000,000       10,100,140
ESAT Telecom Group PLC Senior Yankee
 Notes, Series B, 11.875%, Due 12/01/08             10,240,000       12,134,400
Enron Credit Linked Notes Trust Notes,
 8.00%, Due 8/15/05 (b)                              7,000,000        7,118,734
First Industrial LP Notes, 6.50%, Due 4/05/11
 (Remarketing Date 3/15/01) (c)                     10,000,000        9,958,670
GS Escrow Corporation Floating Rate Senior
 Notes, 7.7113%, Due 8/01/03                         5,000,000        4,852,545
General Electric Capital Corporation Medium-
 Term Notes, Series A, 7.25%, Due 5/03/04            2,250,000        2,286,965
Global Crossing Holdings, Ltd. Senior Notes,
 9.125%, Due 11/15/06                                5,000,000        4,793,750
HCA-The Healthcare Company Medium-Term
 Notes:
 Tranche 00004, 8.12%, Due 8/04/03                   1,625,000        1,608,963
 Tranche 00013, 6.73%, Due 7/15/45                   3,300,000        3,166,433
Homeside International, Inc. Senior Secured
 Second Priority Notes, Series B,
 11.25%, Due 5/15/03 (c)                            28,924,000       31,201,765
Huntington Capital I Variable Rate Capital
 Income Securities, 7.4575%, Due 2/01/27            16,500,000       15,280,073
Imperial Capital Trust I Guaranteed Capital
 Securities, 9.98%, Due 12/31/26                       825,000          676,731
Lilly Del Mar, Inc. Floating Rate Capital
 Securities, 7.9138%, Due 8/05/29 (b) (c)           15,000,000       14,864,925
MetroNet Communications Corporation
 Senior Discount Yankee Notes:
 Zero %, Due 11/01/07 (Rate Reset
 Effective 11/01/02)                                 5,730,000        4,999,780
 Zero %, Due 6/15/08 (Rate Reset
 Effective 6/15/03)                                 10,500,000        8,526,095
MetroNet Communications Corporation
 Senior Yankee Notes:
 10.625%, Due 11/01/08 (c)                          22,000,000       24,276,340
 12.00%, Due 8/15/07                                18,225,000       20,292,936
MidAmerican Energy Company Medium-Term
 Notes, Tranche 00002, 7.375%, Due 8/01/02          10,000,000       10,030,150

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                   Shares of
                                                   Principle        Value
                                                    Amount         (Note 2)
--------------------------------------------------------------------------------
NWA Trust Structured Enhanced Return
 Trusts 1998, 9.67%, Due 4/15/11 (b)              $12,500,000    $11,593,750
News Corporation, Ltd. Senior
 Subordinated Notes, 8.75%, Due 2/15/06            10,754,000     10,552,363
Northern Trust Company Medium-Term Bank
 Notes, Tranche 00047, 7.50%, Due 2/11/05           3,000,000      3,053,052
Northrop Grumman Corporation Notes,
 8.625%, Due 10/15/04                               6,400,000      6,672,237
Occidental Petroleum Corporation Senior
 Notes, 6.40%, Due 4/01/13 (Remarketing
 Date 4/01/03)                                      4,000,000      3,897,056
PSEG Energy Holdings, Inc. Senior Notes,
 9.125%, Due 2/10/04                                5,500,000      5,568,750
Petroleos Mexicanos Guaranteed Notes,
 8.85%, Due 9/15/07                                 2,500,000      2,425,000
Pinnacle One Partners LP/Pinnacle One, Inc.
 Senior Secured Notes, 8.83%, Due 8/15/04 (b)      14,000,000     14,153,398
Qwest Communications International, Inc.
 Senior Notes, Series B, 10.875%, Due 4/01/07      13,609,741     14,793,870
R&B Falcon Corporation Senior Notes, Series B:
 6.50%, Due 4/15/03                                 9,000,000      8,595,000
 9.125%, Due 12/15/03                               3,300,000      3,366,000
Raytheon Company Notes, 7.90%, Due 3/01/03          9,000,000      9,141,750
Rogers Cablesystems, Ltd. Senior Secured Second
 Priority Yankee Debentures,
 10.125%, Due 9/01/12                               6,575,000      6,887,313
Saks, Inc. Guaranteed Notes, 7.00%, Due 7/15/04     2,000,000      1,350,000
Saks, Inc. Notes, 7.25%, Due 12/01/04               3,000,000      1,965,000
Shoppers Food Warehouse Corporation Senior
 Notes, 9.75%, Due 6/15/04                         12,000,000     12,632,208
Spintab AB Floating Rate Subordinated Yankee
 Notes, 7.28%, Due 12/29/49 (b) (c)                30,000,000     29,852,910
Sprint Capital Corporation Medium-Term
 Notes, Tranche 00003, 7.625%, Due 6/10/02         10,000,000     10,073,300
Sprint Spectrum LP/Sprint Spectrum Finance
 Corporation Senior Notes, 11.00%, Due 8/15/06     16,557,000     17,801,259
Star Capital Trust I Floating Rate Securities,
 7.425%, Due 6/15/27                               10,000,000      9,591,390
Stop & Shop Companies, Inc. Senior
 Subordinated Notes, 9.75%, Due 2/01/02             4,750,000      4,842,369
Swedbank Floating Rate Debt Unit (Medium-
 Term Structured Enhanced Return Trusts
 1996, Series R-35), 7.54%, Due 11/10/02 (b) (c)   10,000,000      9,650,000
Tenet Healthcare Corporation Senior Notes:
 7.875%, Due 1/15/03                               12,000,000     11,880,000
 8.625%, Due 12/01/03                              16,800,000     16,930,301
Tricon Global Restaurants, Inc. Senior Notes,
 7.45%, Due 5/15/05                                10,770,000     10,233,880
Triumph Capital CBO I, Ltd./Triumph Capital
 CBO I, Inc. Senior Secured Floating Rate
 Notes, Class A-2, 7.69%, Due 6/15/11 (b)          18,000,000     18,082,800
Ultramar Credit Corporation Guaranteed
 Notes, 8.625%, Due 7/01/02                         5,000,000      5,104,940
United States Tobacco Term Loan, 9.30%, Due
 2/16/05 (Acquired 10/05/00; Cost $1,497,750) (b)   1,500,000      1,511,250
Univision Network Holding LP Subordinated
 Accretion Notes, 7.00%, Due 12/17/02              19,730,000     27,424,700
WMX Technologies, Inc. Notes:
 6.375%, Due 12/01/03                               8,000,000      7,561,664
 7.10%, Due 8/01/26                                 5,485,000      5,295,087
Waste Management, Inc. Notes,
 6.625%, Due 7/15/02                               10,625,000     10,299,110
Williams Communications Group, Inc. Senior
 Notes, 11.875%, Due 8/01/10 (b)                    5,000,000      4,462,500
YPF Sociedad Anonima Yankee Notes,
 8.00%, Due 2/15/04                                10,000,000      9,853,000
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $627,632,299)                        618,932,818
--------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 19.6%
Asset Securitization Corporation Commercial
 Mortgage Pass-Thru Certificates:
 Series 1995-MD4, Class A-1, 7.10%, Due 8/13/29    17,649,124     17,726,163
 Series 1996-MD6, Class A-1A,
 6.72%, Due 11/13/26                                2,848,002      2,841,741
BCF LLC Mortgage Pass-Thru Certificates,
 Series 1997-R2, Class 3-A1,
 7.00%, Due 12/25/35 (b)                              515,672        513,365
Bear Stearns Structured Products, Inc. Principal
 Only Notes, Series 2000-3, Class A,
 Due 12/28/28 (b)                                  14,705,977     12,734,493
Blackstone Hotel Acquisitions Company Debt
 Unit (Medium-Term Structured Enhanced
 Return Trusts 1998), Series R-38,
 7.57%, Due 6/30/03 (Acquired 7/30/98;
 Cost $13,585,400) (b)                             13,585,400     13,500,491
CS First Boston Mortgage Securities
 Corporation Mortgage-Backed Certificates,
 7.25%, Due 8/25/27                                   696,240        692,936
Chase Mortgage Finance Corporation,
 7.8745%, Due 12/25/23                              1,181,441      1,176,278
Chase Mortgage Finance Corporation Mortgage
 Pass-Thru Certificates, Series 1990-G,
 Class A-Z1, 9.50%, Due 12/25/21                      387,780        387,901
Chase Mortgage Finance Corporation Variable
 Rate Mortgage Pass-Thru Certificates,
 Series 1992-2, Class B2, 7.9986%, Due 8/28/23 (b   1,717,767      1,709,126
Cit Rv Trust Asset-Backed Notes, Series 1997-A,
 Class A-6, 6.35%, Due 4/15/11                      8,055,000      7,988,860
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Pass-Thru
 Certificates, Series 1993-3, Class B1,
 7.00%, Due 3/25/08 (b)                             1,388,697      1,369,526
Citicorp Mortgage Securities, Inc. Real Estate
 Mortgage Investment Conduit Variable Rate
 Pass-Thru Certificates, Series 1988-8, Class A-1
 7.7013%, Due 6/25/18                               2,691,430      2,687,541
Collateralized Mortgage Obligation Trust 47,
 Class E, Principal Only, Due 9/01/18                 560,536        358,283
Collateralized Mortgage Obligation Trust Inverse
 Floating Rate Collateralized Mortgage Obligation
 Series 13, Class Q, 13.2481%, Due 1/20/03            168,994        170,792
ContiMortgage Home Equity Loan Trust Interest
 Only Senior Strip Certificates, Series 1996-2,
 Class A, 0.784%, Due 7/15/27                      55,682,552        731,112
ContiSecurities Residual Corporation
 ContiMortgage Net Interest Margin Notes,
 Series 1997-A, 7.23%, Due 7/16/28 (Acquired
 9/18/97; Cost $2,027,568) (b)                      2,027,568        709,649
Countrywide Mortgage-Backed Securities, Inc.
 Variable Rate Mortgage Pass-Thru Certificates,
 Series 1994-D, Class A6, 2.6995%, Due 3/25/24      2,994,454      2,833,644
DLJ Mortgage Acceptance Corporation Variable
 Rate Interest Only Multi-Family Mortgage
 Pass-Thru Certificates, Series 1993-MF10,
 Class A-1, 0.80%, Due 7/15/03                     21,015,491              2
Drexel Burnham Lambert Collateralized
 Mortgage Obligation Trust, Series T, Class
 T-4, 8.45%, Due 9/20/19                            6,600,000      6,668,649
FirstPlus Global Issuance Corporation
 Interest Only Asset-Backed Notes, Series 1998-4,
 Class A, 6.10%, Due 9/10/24                       52,379,000          8,381

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                      Shares of
                                                      Principle       Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
GMBS, Inc. Countrywide Funding Certificates,
 Series 1990-1, Class Z, 9.25%, Due 1/28/20         $    842,327    $    838,229
GS Mortgage Securities Corporation II
 Commercial Mortgage Interest Only
 Pass-Thru Certificates, Series 1999-C1, Class X,
 0.767%, Due 11/18/30                                117,831,348       6,266,648
GS Mortgage Securities Corporation Variable Rate
 Mortgage Participation Securities, Series 1998-1,
 Class A, 8.00%, Due 9/20/27 (b)                       6,211,678       6,314,785
Greenwich Capital Acceptance, Inc. Mortgage
 Securities, Series 1993-P01, Class E, Principal
 Only, Due 11/26/17                                    4,316,442       3,050,516
Greenwich Capital Acceptance, Inc. Variable Rate
 Mortgage Pass-Thru Certificates, Series 1991-1,
 Class A, 7.374%, Due 2/25/21 (b)                      3,762,010       3,736,165
Kmart CMBS Financing, Inc. Floating Rate
 Commercial Mortgage Pass-Thru Certificates,
 Series 1997-1, Class D, 7.72%, Due 3/01/07 (b)        4,500,000       4,486,702
Merrill Lynch Mortgage Investors, Inc. Senior
 Subordinated Pass-Thru Certificates, Series
 1994-A, Class A-5, 7.035%, Due 2/15/24               11,323,002      11,022,999
Mid-State Trust II Mortgage-Backed Notes,
 Class A4, 9.625%, Due 4/01/03                         3,717,500       3,772,909
Morgan Stanley Capital I, Inc. Variable Rate
 Commercial Mortgage Pass-Thru Certificates:
 Series 1997-RR, Class A,
 6.8484%, Due 4/30/39 (b)                              2,051,131       2,030,620
 Series 1999-WF1, Class X, Interest Only,
 0.8351%, Due 10/15/18 (b)                            95,212,303       4,312,289
National City Credit Card Master Trust Floating
 Rate Asset-Backed Certificates, Series 2000-1,
 Class A, 6.77%, Due 8/15/07                             500,000         500,640
Option One Mortgage Securities Corporation Net
 Interest Margin Trust, Series 1999-2,
 9.66%, Due 6/26/29 (b)                                3,900,131       3,822,128
Paine Webber Mortgage Acceptance Corporation
 IV Mortgage Pass-Thru Certificates, Series
 1995-M1, Class B, 6.95%, Due 1/15/07 (b)             13,000,000      12,976,925
Prudential Home Mortgage Securities Company
 Mortgage Pass-Thru Certificates, Series 1992-26,
 Class A-18, 7.50%, Due 8/25/07                        1,277,286       1,282,076
Railcar Leasing LLC Senior Secured Notes, Series 1,
 Class A-1, 6.75%, Due 7/15/06                        20,162,410      20,057,263
Residential Funding Mortgage Securities I, Inc.
 Mortgage Pass-Thru Certificates, Series
 1993-M23, Class A-1, 6.97%, Due 8/28/23                 430,911         426,441
Resolution Trust Corporation Mortgage Pass-Thru
 Securities, Inc. Commercial Certificates:
 Series 1994-C2, Class E, 8.00%, Due 4/25/25          10,936,230      10,864,812
 Series 1995-C2, Class D, 7.00%, Due 5/25/27           4,839,058       4,787,563
Resolution Trust Corporation Mortgage Pass-Thru
 Securities, Inc. Variable Rate Certificates, Serie
 1991-11, Class 1-L, 8.625%, Due 10/25/21              5,021,553       5,001,592
Rural Housing Trust 1987-1 Senior Mortgage
 Pass-Thru Certificates, Series 1, Class D,
 6.33%, Due 4/01/26                                      254,304         251,704
Rural Housing Trust 1987-1 Senior Mortgage
 Pass-Thru Subordinated Certificates, Class 3B,
 7.33%, Due 4/01/26                                    6,677,796       6,682,303
Ryland Mortgage Securities Corporation III
 Variable Rate Collateralized Mortgage Bonds,
 Series 1992-C, Class 3-A, 11.6247%, Due 11/25/30        126,240         125,711
Ryland Mortgage Securities Corporation IV
 Variable Rate Collateralized Mortgage Bonds,
 Series 2, Class 3-A, 11.9694%, Due 6/25/23         $    733,134    $    740,117
SL Commercial Mortgage Trust Mortgage
 Pass-Thru Certificates, Series 1997-C1, Class A,
 6.875%, Due 7/25/04 (b)                              16,727,846      16,690,993
SWP Mortgage Securities Trust Mortgage
 Pass-Thru Certificates Series 1993-1, Class A,
 6.54%, Due 12/15/02 (b)                               2,379,729       2,373,780
Salomon Brothers Mortgage Securities VI, Inc.
 Stripped Coupon Mortgage Pass-Thru
 Certificates, Series 1987-3, Class A, Principal
 Only, Due 10/23/17                                      881,400         715,905
Sequoia Mortgage Trust Adjustable Rate
 Asset-Backed Certificates, Series 3, Class M-1,
 6.85%, Due 6/25/28                                   11,127,300      11,021,504
Shearson Lehman Pass-Thru Securities, Inc. Asset
 Trust Variable Rate Pass-Thru Certificates,
 Series 88-3, 8.0145%, Due 9/15/18                     3,125,195       3,104,277
Structured Mortgage Asset Residential Trust
 Pass-Thru Certificates, Series 1992-5,
 Class BO, Principal Only, Due 6/25/23                   388,731         303,931
Structured Mortgage Trust Commercial
 Mortgage-Backed Securities, Series 1997-2,
 Class A, 7.95%, Due 1/30/06 (Acquired 5/12/98;
 Cost $5,324,123) (b)                                  5,384,213       5,059,491
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
 Asset-Backed Securities (Cost $227,897,225)                         227,429,951
--------------------------------------------------------------------------------
United States Government &
 Agency Issues 17.3%
FHLMC Participation Certificates:
 6.50%, Due 5/01/04                                      821,029         809,486
 8.50%, Due 6/01/02 thru 1/01/05                          85,197          86,135
 9.00%, Due 5/01/06 thru 8/01/18                       5,580,290       5,793,501
 9.50%, Due 3/01/11 thru 12/01/22 (e)                  9,600,115      10,221,295
 9.75%, Due 8/01/02                                      586,567         599,979
 10.25%, Due 7/01/09 thru 1/01/10                        369,376         392,392
 10.50%, Due 1/01/16 thru 7/01/19                      6,150,177       6,631,029
 10.75%, Due 9/01/09 thru 10/01/17                       303,482         325,843
 11.25%, Due 11/01/09                                    315,885         344,191
FHLMC Variable Rate Participation Certificates,
 7.56%, Due 5/01/26                                    3,955,928       4,033,651
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates:
 8.00%, Due 12/01/13 thru 9/01/23                     20,782,489      21,189,210
 8.50%, Due 4/01/08 thru 2/01/23                      15,043,254      15,482,695
 9.00%, Due 11/01/24                                   1,887,077       1,962,063
 9.40%, Due 10/25/19                                   6,566,346       6,856,231
 9.50%, Due 2/01/11 thru 2/15/11                       5,490,578       5,760,896
 10.00%, Due 7/01/04 thru 6/25/19                      7,668,847       8,088,648
 11.00%, Due 10/15/20                                 14,352,155      15,564,348
 12.00%, Due 3/01/17                                   2,649,578       2,957,470
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Pass-Thru Certificates,
 Series 1992-41, Class J, Accretion Directed
 Interest Only, 1005.049%, Due 12/25/02                    7,864           4,325
FNMA Guaranteed Real Estate Mortgage
 Investment Conduit Variable Rate Interest
 Only Pass-Thru Certificates, Series 1995-G2,
 Class IO, 9.7757%, Due 5/25/20                        5,853,158       1,464,807
FNMA Stripped Mortgage-Backed Securities:
 Series 1993-M1, Class N, Interest Only,
 0.84%, Due 4/25/20                                    2,501,403             775
 Series 107, Class 1, Principal Only, Due 10/25/06       967,173         841,371

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM BOND FUND (continued)

                                                     Shares or
                                                     Principal       Value
                                                     Amount         (Note 2)
--------------------------------------------------------------------------------
GNMA Guaranteed Pass-Thru Certificates:


   7.50%, Due 12/15/07                            $  3,561,878  $    3,587,055
   8.00%, Due 12/15/08                               1,253,272       1,281,878
   8.50%, Due 5/15/10                                  947,044         974,329
   9.00%, Due 11/15/24                               1,172,737       1,227,288
   9.75%, Due 9/15/05 thru 11/15/05                    887,425         930,750
   10.00%, Due 2/20/18                                 267,099         279,947
   11.50%, Due 4/15/13                                  38,392          41,953
   12.50%, Due 4/15/19                              13,308,620      14,902,534
Small Business Administration Guaranteed Loan
   Group 0190 Variable Rate Interest Only
   Certificates, 3.11%, Due 7/30/18                 12,640,425         429,774
USGI FHA Insured Project Pool Banco 85,
   7.44%, Due 11/24/19                               2,380,984       2,363,674
United States Treasury Notes:
   5.25%, Due 8/15/03                                5,375,000       5,287,775
   5.75%, Due 8/15/03                                5,000,000       4,982,815
   6.00%, Due 9/30/02                               25,000,000      25,034,150
   6.50%, Due 3/31/02                               14,900,000      14,974,634
   6.75%, Due 5/15/05                               15,150,000      15,711,035
------------------------------------------------------------------------------
Total United States Government &
   Agency Issues (Cost $201,700,420)                               201,419,932
------------------------------------------------------------------------------
Preferred Stocks 3.0%
Caisse National De Credit Agricole Sponsored
   ADR 10.375% Series A
   (Acquired 11/15/96 - 12/08/99;
   Cost $19,637,271) (b)                               699,479      17,880,782
Parmalat Capital Finance 8.9225% Series B              300,000       6,750,000
Webster Capital Corporation 7.375% Series A             10,000       9,981,200
------------------------------------------------------------------------------
Total Preferred Stocks (Cost $37,177,004)                           34,611,982
------------------------------------------------------------------------------
Short-Term Investments (a) 7.0%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                         $  2,764,100       2,764,100
Wisconsin Electric Power Company, 6.22%                    100             100
                                                                --------------
                                                                     2,764,200

Corporate Bonds 4.0%
GS Escrow Corporation Senior Notes,
   6.75%, Due 8/01/01 (c)                           22,500,000      22,216,770
ITT Corporation Notes, 6.25%, Due 11/15/00 (c)       5,500,000       5,496,969
Tosco Corporation Floating Rate Notes, 7.1375%,
   Due 5/16/01                                      15,000,000      14,999,055
Waste Management, Inc. Senior Notes,
   6.125%, Due 7/15/01                               4,110,000       4,031,084
                                                                --------------
                                                                    46,743,878

Non-Agency Mortgage & Asset-Backed Securities 0.8%
Greenwich Capital Markets, Inc. Commercial
   Mortgage Loan Facility Variable Rate Funding
   Certificates, Series 1998 SFT-1, Class B, 9.25%
   Due 3/31/01 (Acquired 7/30/99 - 8/30/00;
   Cost $5,525,810) (b)                              5,525,810       5,511,995
NPF XI, Inc. Health Care Receivables Program
   97-1 Notes, Class A, 6.815%, Due 7/01/01 (b)      3,650,394       3,645,831
                                                                --------------
                                                                     9,157,826

Repurchase Agreements 1.9%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%, Due
   11/01/00 (Repurchase proceeds $22,004,009);
   Collateralized by: United States Government &
   Agency Issues (d)                                22,000,000      22,000,000
United States Government & Agency Issues 0.1%
FHLMC Participation Certificates:
   8.50%, Due 4/01/01 thru 7/01/01                $     34,635  $       34,668
   8.75%, Due 10/01/01                                 177,004         177,608
United States Treasury Bills, Due 11/09/00 thru
   12/14/00 (c)                                        870,000         865,169
                                                                --------------
                                                                     1,077,445
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $81,981,534)                     81,743,349
------------------------------------------------------------------------------
------------------------------------------------------------------------------
Total Investments in Securities (Cost $1,176,388,482) 100.1%     1,164,138,032
Other Assets and Liabilities, Net (0.1%)                            (1,320,815)
------------------------------------------------------------------------------
Net Assets 100.0%                                               $1,162,817,217
==============================================================================

FUTURES
------------------------------------------------------------------------------
                                                  Underlying
                                   Expiration     Face Amount      Unrealized
                                     Date          at Value       Depreciation
------------------------------------------------------------------------------
Sold:
501  Five-Year U.S. Treasury Notes   12/00      $ 50,444,437       $ 462,035
237  Ten-Year U.S. Treasury Notes    12/00        23,866,641         213,054
 10  Two-Year U.S. Treasury Notes    12/00         2,001,250          10,808

SWAPS
------------------------------------------------------------------------------
Open Credit Swap contracts at October 31, 2000 consisted of the following:
------------------------------------------------------------------------------
                                                              Unrealized
   Notional    Termination     Interest     Interest         Appreciation/
    Amount        Date           Sold        Bought          (Depreciation)
------------------------------------------------------------------------------
 $5,000,000    10/12/05         1.70%          --              $ 7,500
  5,000,000    10/12/05         1.90%          --              (15,000)

--------------------------------------------------------------------------------
                          STRONG HIGH-YIELD BOND FUND

                                                     Shares or
                                                     Principal       Value
                                                     Amount         (Note 2)
------------------------------------------------------------------------------
Corporate Bonds 85.5%
@Entertainment, Inc. Senior Discount Notes,
   Series B:
   Zero %, Due 7/15/08 (Rate Reset Effective
   7/15/03)                                       $  17,350,000 $   10,496,750
   Zero %, Due 2/01/09 (Rate Reset Effective
   2/01/04) (b)                                      22,050,000     12,237,750
AES Corporation Senior Notes,
   9.375%, Due 9/15/10                                6,390,000      6,517,800
AMFM Operating, Inc. Senior Subordinated
   Exchange Debentures, 12.625%, Due 10/31/06         2,828,100      3,181,612
AP Holdings, Inc. Senior Discount Notes, Zero %,
   Due 3/15/08 (Rate Reset Effective 3/15/03)         8,200,000        625,250
APCOA/Standard Parking, Inc. Senior
   Subordinated Notes, 9.25%, Due 3/15/08            11,210,000      3,993,563
Adelphia Communications Corporation Senior
   Notes, 10.875%, Due 10/01/10                      15,030,000     14,128,200
Airgate PCS, Inc. Senior Subordinated Discount
   Notes, Zero %, Due 10/01/09 (Rate Reset
   Effective 10/01/04)                                7,000,000      4,042,500
Aladdin Gaming Holdings LLC/Aladdin Capital
   Corporation Senior Discount Notes, Zero %,
   Due 3/01/10 (Rate Reset Effective 3/01/03)        13,115,000      6,229,625
Allegiance Telecom, Inc. Senior Discount Notes,
   Zero %, Due 2/15/08 (Rate Reset
   Effective 2/15/03)                                11,000,000      7,645,000
Allied Waste North America, Inc. Senior
   Subordinated Notes, 10.00%, Due 8/01/09            8,300,000      7,138,000

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)

                                                       Shares or
                                                       Principal      Value
                                                       Amount        (Note 2)
--------------------------------------------------------------------------------
American Lawyer Media, Inc. Senior Subordinated
        Notes, Series B, 9.75%, Due 12/15/07         $  7,170,000 $   6,524,700
Anchor Gaming Senior Subordinated Notes,
        9.875%, Due 10/15/08 (b)                        7,000,000     7,113,750
Anchor Glass Container Corporation First
        Mortgage Notes, 11.25%, Due 4/01/05             9,500,000     7,172,500
Anthony Crane Rental Holdings LP/Anthony
        Crane Holdings Capital Corporation Senior
        Discount Debentures, Zero %, Due 8/01/09
        (Rate Reset Effective 8/01/03)                  8,400,000       882,000
Argosy Gaming Company Senior Subordinated
        Notes, 10.75%, Due 6/01/09                      4,000,000     4,200,000
Asia Global Crossing, Ltd. Senior Yankee Notes,
        13.375%, Due 10/15/10 (b)                      14,000,000    13,020,000
Avencia Group PLC Yankee Notes,
        11.00%, Due 7/01/09                             8,650,000     8,347,250
BankUnited Capital Trust Preferred Securities,
        Series A, 10.25%, Due 12/31/26                  4,300,000     3,321,750
Callahan Nordrhein-Westfalen GmbH
        Yankee Notes, 14.00%, Due 7/15/10 (b)           4,585,000     4,401,600
William Carter Senior Subordinated Notes,
        Series A, 10.375%, Due 12/01/06                 8,000,000     7,640,000
Chattem, Inc. Senior Subordinated Notes,
        8.875%, Due 4/01/08                             5,800,000     3,683,000
Chesapeake Energy Corporation Senior Notes,
        9.125%, Due 4/15/06                             2,500,000     2,437,500
Covad Communications Group, Inc. Senior Notes,
        Series B, 12.00%, Due 2/15/10                   1,500,000       746,250
Echostar Broadband Corporation Senior Notes,
        10.375%, Due 10/01/07 (b)                      15,030,000    15,142,725
ekabel Hessen GmbH Senior Yankee Notes,
        14.50%, Due 9/01/10 (b)                        18,720,000    17,784,000
Exodus Communications, Inc. Senior Notes,
        11.625%, Due 7/15/10 (b)                        3,005,000     2,794,650
Fairpoint Communications, Inc. Senior
        Subordinated Notes, 12.50%, Due 5/01/10         3,000,000     2,715,000
Fox Family Worldwide, Inc. Senior Discount
        Notes, Zero %, Due 11/01/07 (Rate Reset
        Effective 11/01/02)                             4,000,000     2,900,000
Fresenius Medical Care Capital Trust II
        Guaranteed Preferred Securities,
        7.875%, Due 2/01/08                             5,305,000     4,946,913
GT Group Telecom, Inc. Senior Yankee Discount
        Notes, Zero %, Due 2/01/10 (Rate Reset
        Effective 2/01/05)                             16,500,000     6,105,000
General Binding Corporation Senior Subordinated
        Notes, 9.375%, Due 6/01/08                      6,395,000     5,211,925
Global Crossing Holdings, Ltd. Senior Notes,
        9.125%, Due 11/15/06                            6,000,000     5,752,500
Golden Sky DBS, Inc. Senior Discount Notes,
        Series B, Zero %, Due 3/01/07 (Rate Reset
        Effective 3/01/04)                              2,000,000     1,410,000
Golden Sky Systems, Inc. Senior Subordinated
        Notes, Series B, 12.375%, Due 8/01/06           4,750,000     5,153,750
Graham Packaging Holdings Company/GPC
        Capital Corporation II Senior Discount Notes,
        Zero %, Due 1/15/09 (Rate Reset
        Effective 1/15/03)                             13,140,000     5,256,000
HCA-The Healthcare Company Notes,
        8.75%, Due 9/01/10                              8,360,000     8,448,925
Hollywood Casino Corporation, Senior Secured
        Notes, 11.25%, Due 5/01/07                     10,310,000    10,645,075
Horizon PCS, Inc. Units, Zero %, Due 10/01/10
        (Rate Reset Effective 10/01/05) (b)             7,000,000     3,360,000
Horseshoe Gaming Holding Corporation Senior
        Subordinated Notes, Series B,
        8.625%, Due 5/15/09                          $  3,340,000 $   3,239,800
IPCS, Inc. Senior Discount Notes, Zero %,
        Due 7/15/10 (Rate Reset
        Effective 7/15/05) (b)                          1,500,000       652,500
Imperial Capital Trust I Guaranteed Capital
        Securities, 9.98%, Due 12/31/26                 1,000,000       820,280
International Game Technology Senior Notes,
        8.375%, Due 5/15/09                             7,750,000     7,595,000
Jazz Casino Company LLC Senior Subordinated
        Notes, 6.046%, Due 11/15/09
        (Defaulted Effective 12/05/00)                  2,727,448       477,303
Jostens, Inc. Senior Subordinated Notes,
        12.75%, Due 5/01/10 (b)                        12,450,000    12,076,500
Key Energy Services, Inc. Senior Subordinated
        Notes, 14.00%, Due 1/15/09                      4,000,000     4,540,000
La Petite Academy, Inc./LPA Holding Corporation
        Senior Notes, Series B, 10.00%, Due 5/15/08     6,300,000     3,811,500
Leap Wireless International, Inc. Senior Discount
        Notes, Zero %, Due 4/15/10 (Rate Reset
        Effective 4/15/05)                             10,000,000     2,850,000
Level 3 Communications, Inc. Senior Notes,
        11.00%, Due 3/15/08                             8,450,000     7,647,250
Lyondell Chemical Company Senior Secured
        Notes, Series B, 9.875%, Due 5/01/07            8,900,000     8,699,750
MJD Communications, Inc. Senior Subordinated
        Notes, 9.50%, Due 5/01/08                       3,000,000     2,445,000
Mandalay Resort Group Senior Notes,
        9.50%, Due 8/01/08                              6,550,000     6,721,938
Mandalay Resort Group Senior Subordinated
        Notes, 10.25%, Due 8/01/07 (b)                  2,565,000     2,635,538
Mediacom LLC/Mediacom Capital Corporation
        Senior Notes:
        7.875%, Due 2/15/11                             2,400,000     2,082,000
        Series B, 8.50%, Due 4/15/08                    6,000,000     5,565,000
Metromedia Fiber Network, Inc. Senior Notes:
        10.00%, Due 12/15/09                              750,000       669,375
        Series B, 10.00%, Due 11/15/08                 10,000,000     8,900,000
Millicom International SA Senior Subordinated
        Discount Yankee Notes, Zero %, Due 6/01/06
        (Rate Reset Effective 6/01/01)                  5,000,000     4,075,000
Motors and Gears, Inc. Senior Notes, Series C,
        10.75%, Due 11/15/06                            9,400,000     9,165,000
NATG Holdings LLC/Orius Capital Corporation
        Senior Subordinated Notes, Series B,
        12.75%, Due 2/01/10                             6,000,000     5,670,000
Nextlink Communications, Inc. Senior Discount
        Notes, Zero %, Due 6/01/09 (Rate Reset
        Effective 6/01/04)                              8,000,000     4,220,000
Nextlink Communications, Inc. Senior Notes:
        10.50%, Due 12/01/09                            6,000,000     5,220,000
        10.75%, Due 11/15/08                            2,000,000     1,760,000
        10.75%, Due 6/01/09                             1,100,000       970,750
Northpoint Communications Group, Inc. Senior
        Notes, 12.875%, Due 2/15/10                    10,000,000     9,350,000
Ono Finance PLC Yankee Notes,
        13.00%, Due 5/01/09                             8,530,000     6,610,750
Orbital Imaging Corporation Senior Notes:
        Series B, 11.625%, Due 3/01/05                  3,500,000       822,500
        Series D, 11.625%, Due 3/01/05                  3,000,000       705,000
Park Place Entertainment Corporation Senior
        Subordinated Notes, 8.875%, Due 9/15/08         4,000,000     3,940,000
Perry Ellis International, Inc. Senior Subordinated
        Notes, 12.25%, Due 4/01/06                      3,500,000     2,695,000

--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)

                                                                                        Shares or
                                                                                        Principal          Value
                                                                                         Amount           (Note 2)
---------------------------------------------------------------------------------------------------------------------
Pogo Producing Company Senior Subordinated
        Notes, 10.375%, Due 2/15/09                                                $     4,815,000    $     5,031,675
Premier International Foods PLC Senior Yankee
        Notes, 12.00%, Due 9/01/09                                                       9,050,000          7,059,000
Renaissance Media Louisiana LLC/Renaissance
        Media Tennessee/Renaissance Media Capital
        Corporation Senior Discount Notes, Zero %,
        Due 4/15/08 (Rate Reset Effective 4/15/03)                                       4,000,000          2,820,000
Repap New Brunswick Senior Yankee Notes,
        10.625%, Due 4/15/05                                                            12,085,000         12,477,762
Rhythms NetConnections, Inc. Senior Notes:
        12.75%, Due 4/15/09                                                              4,500,000          2,115,000
        Series B, 14.00%, Due 2/15/10                                                    3,500,000          1,697,500
Riverwood International Corporation Senior
        Subordinated Notes, 10.875%, Due 4/01/08                                         8,000,000          7,260,000
Sabreliner Corporation Senior Notes,
        11.00%, Due 6/15/08 (b)                                                          3,000,000          2,475,000
Simmons Company Senior Subordinated Notes,
        Series B, 10.25%, Due 3/15/09                                                    5,700,000          5,329,500
Sirius Satellite Radio, Inc. Senior Secured Notes,
        14.50%, Due 5/15/09                                                              3,500,000          2,975,000
Spanish Broadcasting System, Inc. Senior
        Subordinated Notes, 9.625%, Due 11/01/09                                         7,500,000          7,293,750
Spectrasite Holdings, Inc. Senior Discount Notes:
        Zero %, 4/15/09 (Rate Reset Effective 4/15/04)                                   7,500,000          3,909,375
        Zero %, 3/15/10 (Rate Reset Effective 3/15/05)                                  19,705,000          9,655,450
Steel Heddle Manufacturing Company Senior
        Subordinated Notes, 10.625%, Due 6/01/08
        (Defaulted Effective 12/05/00)                                                   5,000,000          1,762,500
Superior National Capital Trust I Notes,
        10.75%, Due 12/01/17 (Defaulted
        Effective 7/28/00)                                                               5,405,000            283,762
Tekni-Plex, Inc. Senior Subordinated Notes,
        Series B, 12.75%, Due 6/15/10                                                    1,500,000          1,372,500
TeleCorp PCS, Inc. Senior Subordinated Notes,
        10.625%, Due 7/15/10                                                             2,000,000          2,005,000
Telemundo Holdings, Inc. Senior Discount Notes,
        Zero %, Due 8/15/08 (Rate Reset Effective
        8/15/03)                                                                         5,300,000          3,869,000
Teligent, Inc. Senior Notes, 11.50%, Due 12/01/07                                       12,500,000          5,437,500
Tenet Healthcare Corporation Senior Notes,
        Series B, 9.25%, Due 9/01/10                                                    11,200,000         11,788,000
Terra Industries, Inc. Senior Notes, Series B,
        10.50%, Due 6/15/05                                                              5,246,000          3,278,750
Time Warner Telecom LLC Senior Notes,
        9.75%, Due 7/15/08                                                               5,000,000          4,450,000
Town Sports International, Inc. Senior Notes,
        Series B, 9.75%, Due 10/15/04                                                   10,200,000          9,741,000
Transwestern Publishing Company LP/TWP
        Capital Corporation II Senior Subordinated
        Notes, Series D, 9.625%, Due 11/15/07                                            6,950,000          6,932,625
Tri-State Outdoor Media Group, Inc. Senior
        Notes, 11.00%, Due 5/15/08                                                       7,700,000          6,699,000
Triarc Consumer Products Group LLC/Triarc
        Beverage Holdings Corporation Senior
        Subordinated Notes, 10.25%, Due 2/15/09                                          6,130,000          7,064,273
Triton Energy, Ltd. Senior Notes,
        8.875%, Due 10/01/07 (b)                                                        12,210,000         12,286,313
Triton PCS, Inc. Senior Subordinated Discount
        Notes, Zero %, Due 5/01/08 (Rate Reset
        Effective 5/01/03)                                                              11,000,000          8,387,500
Ubiquitel Operating Company Senior
        Subordinated Discount Notes, Zero %, Due
        4/15/10 (Rate Reset Effective 4/15/05)                                           1,500,000            682,500
United Industries Corporation Senior
        Subordinated Notes, Series B,
        9.875%, Due 4/01/09                                                              7,250,000          3,190,000
United International Holdings, Inc. Senior
        Secured Discount Notes, Series B, Zero %,
        Due 2/15/08 (Rate Reset Effective 2/15/03)                                      15,675,000          9,640,125
Universal Compression, Inc. Senior Discount
        Notes, Zero %, Due 2/15/08 (Rate Reset
        Effective 2/15/03)                                                              11,175,000          9,107,625
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
        Secured Mortgage Notes, 12.25%, Due 11/15/04                                     5,000,000          5,087,500
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
        Senior Subordinated Notes, 14.25%, Due 11/15/05                                  5,000,000          5,087,500
Versatel Telecom BV Senior Yankee Notes,
        13.25%, Due 5/15/08                                                              3,000,000          2,295,000
Versatel Telecom International NV Senior Yankee
        Notes, 11.875%, Due 7/15/09                                                      3,000,000          2,205,000
Viatel, Inc. Senior Notes, 11.50%, Due 3/15/09                                           5,000,000          2,525,000
Voicestream Wireless Corporation/Voicestream
        Wireless Holdings Corporation Senior
        Discount Notes, Zero %, Due 11/15/09 (Rate
        Reset Effective 11/15/04)                                                       11,935,000          8,682,713
Voicestream Wireless Corporation/Voicestream
        Wireless Holdings Corporation Senior Notes,
        10.375%, Due 11/15/09                                                            6,760,000          7,267,000
Williams Communications Group, Inc. Senior Notes:
        11.70%, Due 8/01/08 (b)                                                         10,000,000          8,975,000
        11.875%, Due 8/01/10 (b)                                                         2,825,000          2,521,312
Winstar Communications, Inc. Senior Discount
        Notes, Zero %, Due 4/15/10 (Rate Reset
        Effective 4/15/05)                                                              13,472,000          4,378,400
Winstar Communications, Inc. Senior Notes,
        12.75%, Due 4/15/10 (b)                                                          4,999,000          3,549,290
XM Satellite Radio, Inc. Senior Secured Notes,
        14.00%, Due 3/15/10 (b)                                                          2,500,000          1,737,500
---------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $701,215,628)                                                                 612,373,747
---------------------------------------------------------------------------------------------------------------------
Convertible Bonds 0.9%
Exide Corporation Senior Subordinated Notes,
        2.90%, Due 12/15/05 (b)                                                          1,865,000            801,950
NTL, Inc. Subordinated Notes,
        5.75%, Due 12/15/09                                                              5,000,000          3,181,250
Total Renal Care Holdings, Inc. Subordinated
        Notes, 5.625%, Due 7/15/06                                                       3,000,000          2,276,250
---------------------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Cost $7,254,243)                                                                   6,259,450
---------------------------------------------------------------------------------------------------------------------
Non-Agency Mortgage &
        Asset-Backed Securities 1.3%
Aircraft Lease Portfolio Securitization Pass-Thru
        Trust Certificates, Series 1996-1, Class D,
        12.75%, Due 6/15/06                                                              4,298,934          3,955,019
First Boston Mortgage Securities Corporation
        Interest Only Mortgage Pass-Thru Certificates,
        Series 1992-4, Class A5, 0.625%, Due 10/25/22                                    6,564,779             65,648
Salomon Brothers Mortgage Securities VII, Inc.
        Mortgage Pass-Thru Certificates, Series 1997-A,
        Class B3, 7.3887%, Due 10/01/25 (b)                                              2,868,832          2,301,807
Sutter CBO, Ltd./Sutter CBO Corporation Notes,
        Series 1999-1, Class B2, 13.442%, Due 11/30/14
        (Acquired 10/05/99; Cost $3,000,000) (b)                                         3,000,000          2,940,000
---------------------------------------------------------------------------------------------------------------------
Total Non-Agency Mortgage &
        Asset-Backed Securities (Cost $10,012,891)                                                          9,262,474
---------------------------------------------------------------------------------------------------------------------
Preferred Stocks 8.5%
Dobson Communications Corporation 12.25%
        Senior Exchangeable                                                                  2,923          2,594,163
Global Crossing Holdings, Ltd. 10.50% Senior
        Exchangeable                                                                        40,000          3,850,000

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)               October 31, 2000
--------------------------------------------------------------------------------
                    STRONG HIGH-YIELD BOND FUND (continued)

                                                                                        Shares or
                                                                                        Principal          Value
                                                                                        Amount            (Note 2)
---------------------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc. 13.50% Series B
        Exchangeable                                                                        10,594    $     9,004,900
NTL, Inc. 13.00% Series B Senior Exchangeable                                                8,228          7,508,125
Nextel Communications, Inc. 13.00% Series D
        Exchangeable                                                                         7,812          7,831,425
R&B Falcon Corporation 13.875% Senior                                                       13,493         17,406,255
Rural Cellular Corporation 12.25% Junior
        Exchangeable                                                                        12,366          9,893,175
XO Communications, Inc. 14.00% Senior
        Exchangeable                                                                        62,603          2,551,057
---------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $65,216,544)                                                                  60,639,100
---------------------------------------------------------------------------------------------------------------------
Common Stocks 0.2%
Key Energy Services, Inc. (f)                                                               43,468            391,212
NTL, Inc. (f)                                                                                5,937            260,857
OpTel, Inc. Non-Voting (Acquired 2/07/97 -
        5/07/98; Cost $603,030) (b) (f)                                                     17,325             86,625
Powertel, Inc. (f)                                                                           3,494            304,852
RCN Corporation (f)                                                                          2,923             51,883
Versatel Telecom International NV Sponsored
        ADR (f)                                                                             32,374            647,480
---------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $1,169,004)                                                                       1,742,909
---------------------------------------------------------------------------------------------------------------------
Warrants 1.1%
Aladdin Gaming Enterprises, Inc., Expire
        3/01/10 (b)                                                                        131,150              1,312
e.spire Communications, Inc., Expire 11/01/05                                                1,500             75,000
GT Group Telecom, Inc., Expire 2/01/10
        (Acquired 5/26/00 - 7/14/00; Cost $790,515) (b)                                     16,500            833,250
IPCS, Inc., Expire 6/15/10 (b)                                                               4,000            100,000
Jostens, Inc., Expire 5/01/10                                                               12,450            249,000
Leap Wireless International, Inc., Expire 4/15/10 (b)                                       10,000             48,750
MetroNet Communications Corporation, Expire
        8/15/07 (b)                                                                          3,000            270,000
Ono Finance PLC, Expire 5/31/09 (b)                                                          3,000            216,750
Orbital Imaging Corporation, Expire 3/01/05
        (Acquired 2/20/98 - 5/04/98; Cost $1) (b)                                            6,500             45,500
R&B Falcon Corporation, Expire 5/01/09 (b)                                                   7,100          4,615,000
Sirius Satellite Radio, Inc., Expire 5/15/09 (b)                                            10,500          1,155,000
Ubiquitel, Inc., Expire 4/15/10 (b)                                                          5,000            150,625
XM Satellite Radio, Inc., Expire 3/15/10                                                     2,500            300,312
---------------------------------------------------------------------------------------------------------------------
Total Warrants (Cost $2,397,169)                                                                            8,060,499
---------------------------------------------------------------------------------------------------------------------
Short-Term Investments (a) 0.9%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                                                          $     1,426,300          1,426,300
Sara Lee Corporation, 6.22%                                                                100,000            100,000
Wisconsin Electric Power Company, 6.22%                                                    110,000            110,000
                                                                                                      ---------------
                                                                                                            1,636,300

Repurchase Agreements 0.7%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
        Due 11/01/00 (Repurchase proceeds $5,100,929);
        Collateralized by: United States Government &
        Agency Issues (d)                                                                5,100,000          5,100,000
---------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,736,300)                                                              6,736,300
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $794,001,779) 98.4%                                                 705,074,479
Other Assets and Liabilities, Net 1.6%                                                                     11,649,550
---------------------------------------------------------------------------------------------------------------------
Net Assets 100.0%                                                                                     $   716,724,029
=====================================================================================================================

--------------------------------------------------------------------------------
                    STRONG SHORT-TERM HIGH YIELD BOND FUND

                                                                                        Shares or
                                                                                        Principal          Value
                                                                                        Amount            (Note 2)
---------------------------------------------------------------------------------------------------------------------
Corporate Bonds 80.8%
AMFM Operating, Inc. Senior Subordinated
        Exchange Debentures, 12.625%, Due 10/31/06                                 $     4,060,700    $     4,568,288
Acetex Corporation Senior Secured Notes,
        9.75%, Due 10/01/03                                                              6,100,000          5,734,000
Adelphia Business Solutions, Inc. Senior Discount
        Notes, Zero %, Due 4/15/03 (Rate Reset Effective
        4/15/01)                                                                         6,100,000          4,910,500
Allegiance Telecom, Inc. Senior Notes,
        12.875%, Due 5/15/08                                                             1,000,000            995,000
Allied Waste North America, Inc. Senior Notes,
        7.375%, Due 1/01/04                                                              2,189,000          2,035,770
Atlas Air, Inc. Senior Notes, 10.75%, Due 8/01/05                                        5,500,000          5,692,500
Boyd Gaming Corporation Senior Notes,
        9.25%, Due 10/01/03                                                                300,000            294,000
Browning Ferris Industries, Inc. Notes,
        6.10%, Due 1/15/03                                                               2,750,000          2,487,169
CMS Energy Corporation Notes,
        8.125%, Due 5/15/02                                                              1,500,000          1,468,077
CSC Holdings, Inc. Senior Subordinated Notes,
        9.875%, Due 5/15/06                                                              2,500,000          2,550,000
Century Communications Corporation Senior
        Discount Notes, Zero %, Due 3/15/03                                              4,000,000          3,030,000
Chattem, Inc. Senior Subordinated Notes, Series B,
        12.75%, Due 6/15/04                                                              1,850,000          1,776,000
Chesapeake Energy Corporation Senior Notes,
        7.875%, Due 3/15/04                                                                600,000            573,000
Clearnet Communications, Inc. Senior Discount
        Yankee Notes, Zero %, Due 12/15/05 (Rate Reset
        Effective 12/15/00)                                                              5,700,000          6,070,500
Coinmach Corporation Senior Notes, Series D,
        11.75%, Due 11/15/05                                                             2,000,000          1,990,000
Del Monte Corporation Senior Subordinated
        Notes, 12.25%, Due 4/15/07                                                       2,600,000          2,743,000
ESAT Telecom Group PLC Senior Yankee
        Notes, Series B, 11.875%, Due 12/01/08                                           1,500,000          1,777,500
FrontierVision Operating Partners LP/FrontierVision
        Capital Corporation Senior Subordinated Notes,
        11.00%, Due 10/15/06                                                             2,500,000          2,412,500
GS Escrow Corporation Senior Notes,
        7.00%, Due 8/01/03                                                               4,000,000          3,832,864
Giant Industries, Inc. Senior Subordinated Notes,
        9.75%, Due 11/15/03                                                                854,000            845,460
Graham Packaging Company/GPC Capital
        Corporation I Floating Rate Notes,
        10.5388%, Due 1/15/08                                                            1,000,000            670,000
Guess, Inc. Senior Subordinated Notes, Series B,
        9.50%, Due 8/15/03                                                               2,500,000          2,462,500
Gulf Canada Resources, Ltd. Senior Subordinated
        Debentures, 9.25%, Due 1/15/04                                                   2,275,000          2,309,125
HCA-The Healthcare Company Medium-Term
        Notes, Tranche 00012, 6.63%, Due 7/15/45                                           500,000            487,796
Intermedia Communications, Inc. Senior Discount
        Notes, Zero %, Due 5/15/06 (Rate Reset
        Effective 5/15/01)                                                               3,000,000          2,850,000
Interpool, Inc. Notes, 6.625%, Due 3/01/03                                               5,000,000          4,391,335
Keebler Corporation Senior Subordinated Notes,
        10.75%, Due 7/01/06                                                              5,000,000          5,287,945
Lear Corporation Subordinated Notes,
        8.25%, Due 2/01/02                                                                 840,000            831,600
MJD Communications, Inc. Floating Rate Notes,
        10.80%, Due 5/01/08                                                              5,000,000          4,719,950

--------------------------------------------------------------------------------
              STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                        Shares or
                                                        Principal       Value
                                                         Amount        (Note 2)
--------------------------------------------------------------------------------
Mandalay Resort Group Debentures,
  6.70%, Due 11/15/96                                 $  2,000,000  $  1,888,472
MetroNet Communications Corporation Senior
  Yankee Notes, 12.00%, Due 8/15/07                      4,000,000     4,453,868
Microcell Telecommunications, Inc. Senior
  Discount Yankee Notes, Series B, Zero %,
  Due 6/01/06 (Rate Reset Effective 12/01/01)            3,000,000     2,902,500
NL Industries Senior Secured Notes,
  11.75%, Due 10/15/03                                   5,355,000     5,408,550
NS Group, Inc. Senior Notes, 13.50%, Due 7/15/03         1,458,000     1,501,740
NTL, Inc. Senior Notes, Series A,
  12.75%, Due 4/15/05                                    4,500,000     4,410,000
Nextlink Communications LLC Senior Notes,
  12.50%, Due 4/15/06                                   10,000,000     9,450,000
Olympus Communications LP/Olympus Capital
  Corporation Senior Notes, 10.625%, Due 11/15/06        1,000,000       945,000
Paxson Communications Corporation Senior
  Subordinated Notes, 11.625%, Due 10/01/02              3,000,000     3,082,500
Pegasus Media & Communications, Inc. Senior
  Subordinated Notes, Series B,
  12.50%, Due 7/01/05                                    5,000,000     5,275,000
Pierce Leahy Corporation Senior Subordinated
  Notes, 11.125%, Due 7/15/06                            2,594,000     2,707,487
Playtex Family Products Corporation Senior
  Subordinated Notes, 9.00%, Due 12/15/03                2,000,000     1,940,000
Price Communications Wireless, Inc. Senior
  Subordinated Notes, 11.75%, Due 7/15/07                5,000,000     5,350,000
Qwest Communications International, Inc. Senior
  Notes, Series B, 10.875%, Due 4/01/07                  3,250,000     3,532,769
R&B Falcon Corporation Senior Notes, Series B,
  6.50%, Due 4/15/03                                     7,200,000     6,876,000
Radio One, Inc. Senior Subordinated Notes,
  Series B, 12.00%, Due 5/15/04                          6,000,000     6,240,000
Repap New Brunswick, Inc. First Priority Senior
  Secured Notes, 9.00%, Due 6/01/04                      3,000,000     3,112,500
Rogers Cablesystems, Ltd. Senior Secured Second
  Priority Notes, 9.625%, Due 8/01/02                    1,625,000     1,673,750
SC International Services, Inc. Senior Subordinated
  Notes, 9.25%, Due 9/01/07                              4,500,000     4,398,750
S.D. Warren Company Debentures,
  14.00%, Due 12/15/06                                   6,532,207     7,169,097
Selmer Company, Inc. Senior Subordinated Notes,
  11.00%, Due 5/15/05                                    6,319,000     6,508,570
Shoppers Food Warehouse Corporation Senior
  Notes, 9.75%, Due 6/15/04                              5,000,000     5,263,420
Snyder Oil Corporation Senior Subordinated
  Notes, 8.75%, Due 6/15/07                              3,565,000     3,671,950
Sprint Spectrum LP/Sprint Spectrum Finance
  Corporation Senior Notes, 11.00%, Due 8/15/06          3,945,000     4,241,467
Statia Terminals International/Statia Terminals
  Canada, Inc. First Mortgage Notes, Series B,
  11.75%, Due 11/15/03                                   6,435,000     6,515,438
Stone Container Corporation First Mortgage Notes,
  10.75%, Due 10/01/02                                   1,900,000     1,938,000
Telewest PLC Senior Discount Debentures,
  11.00%, Due 10/01/07                                   3,000,000     2,625,000
Tenet Healthcare Corporation Senior Notes,
  8.625%, Due 12/01/03                                   2,500,000     2,519,390
Triarc Consumer Products Group LLC/Triarc
  Beverage Holdings Corporation Senior
  Subordinated Notes, 10.25%, Due 2/15/09                6,000,000     6,914,460
Triton Energy, Ltd./Triton Energy Corporation
  Senior Notes:
  8.75%, Due 4/15/02                                     8,725,000     9,065,275
  9.25%, Due 4/15/05                                     1,000,000     1,017,500
Univision Network Holding LP Subordinated
  Accretion Notes, 7.00%, Due 12/17/02                $  6,000,000  $  8,340,000
Venetian Casino Resort LLC/Las Vegas Sands, Inc.
  Secured Mortgage Notes, 12.25%, Due 11/15/04             500,000       508,750
Voicestream Wireless Corporation/Voicestream
  Wireless Holdings Corporation Senior Notes,
  10.375%, Due 11/15/09                                    983,000     1,056,725
Waste Management, Inc. Notes,
  6.625%, Due 7/15/02                                    2,500,000     2,423,320
Waste Management, Inc. Senior Notes,
  6.50%, Due 12/15/02                                    2,500,000     2,412,592
Western Resources, Inc. Term Loan, Tranche B,
  9.41%, Due 3/17/03                                     1,500,000     1,515,000
Young Broadcasting, Inc. Senior Subordinated
  Notes, 11.75%, Due 11/15/04                            2,700,000     2,767,500
--------------------------------------------------------------------------------
Total Corporate Bonds (Cost $235,706,212)                            231,418,719
--------------------------------------------------------------------------------

Non-Agency Mortgage &
  Asset-Backed Securities 3.1%
Lehman Relocation Mortgage Trust Subordinated
  Variable Rate Mortgage-Backed Certificates,
  Series 1997-2, Class B1, 7.1263%, Due 6/28/26 (b)      2,370,379     1,731,870
Mellon Residential Funding Corporation Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1999-TBC3:
  Class B-4, 7.3348%, Due 10/20/29 (b)                   1,029,000       812,910
  Class B-5, 7.3348%, Due 10/20/29 (b)                     617,000       478,175
Merrill Lynch Mortgage Investors, Inc. Variable
  Rate Mortgage Pass-Thru Certificates, Series
  1994-M1, Class E, 8.4901%, Due 6/25/22
  (Acquired 11/19/98; Cost $2,910,000) (b)               3,000,000     2,997,735
Resolution Trust Corporation Mortgage Pass-Thru
  Securities, Inc. Commercial Certificates, Series
  1995-C2, Class E, 7.00%, Due 5/25/27 (e)               1,443,057     1,422,809
Salomon Brothers Mortgage Securities VII, Inc.
  Mortgage Pass-Thru Certificates, Series 1994-5,
  Class B2, 8.7986%, Due 4/25/24                         1,495,823     1,521,564
--------------------------------------------------------------------------------
Total Non-Agency Mortgage &
  Asset-Backed Securities (Cost $9,370,790)                            8,965,063
--------------------------------------------------------------------------------

Preferred Stocks 5.7%
CSC Holdings, Inc. 11.125% Series M                         74,823     7,987,355
NTL, Inc. 13.00% Series B Senior Exchangeable                8,950     8,166,654
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost $17,812,460)                             16,154,009
--------------------------------------------------------------------------------
Short-Term Investments (a) 9.3%
Commercial Paper 0.7%
Interest Bearing, Due Upon Demand
Firstar Bank, N.A., 6.29%                             $  1,019,100     1,019,100
Sara Lee Corporation, 6.22%                                778,300       778,300
Wisconsin Electric Power Company, 6.22%                    100,000       100,000
                                                                    ------------
                                                                       1,897,400
Corporate Bonds 7.0%
GS Escrow Corporation Senior Notes,
  6.75%, Due 8/01/01                                     1,500,000     1,481,118
ITT Corporation Notes, 6.25%, Due 11/15/00               7,000,000     6,996,143
Lyondell Chemical Company Debentures,
  9.90%, Due 11/01/00                                    5,000,000     5,000,000
US Air, Inc. Senior Notes, 9.625%, Due 2/01/01           2,660,000     2,652,523
Viacom International, Inc. Senior Subordinated
  Notes, 10.25%, Due 9/15/01 (c)                         2,000,000     2,051,292
Waste Management Inc. Senior Notes,
  6.125%, Due 7/15/01                                    2,000,000     1,961,598
                                                                    ------------
                                                                      20,142,674

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)              October 31, 2000
--------------------------------------------------------------------------------
              STRONG SHORT-TERM HIGH YIELD BOND FUND (continued)

                                                      Shares or
                                                      Principal        Value
                                                        Amount        (Note 2)
--------------------------------------------------------------------------------
Repurchase Agreements 1.6%
ABN-AMRO Inc. (Dated 10/31/00), 6.56%,
  Due 11/01/00 (Repurchase proceeds
  $4,700,856); Collateralized by: United States
  Government & Agency Issues (d)                      $ 4,700,000  $   4,700,000
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $26,738,861)                       26,740,074
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Investments in Securities (Cost $289,628,323) 98.9%            283,277,865
Other Assets and Liabilities, Net 1.1%                                 3,042,130
--------------------------------------------------------------------------------
Net Assets 100.0%                                                  $ 286,319,995
================================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b)  Restricted security.
(c) All or a portion of security pledged or segregated to cover margin requirements for futures contracts, written options, or when-issued securities.
(d)  See Note 2(I) of Notes to Financial Statements.
(e)  All or a portion of security is when-issued.
(f)  Non-income producing security.

Percentages are stated as a percent of net assets.

CURRENCY ABBREVIATIONS
--------------------------------------------------------------------------------
EUR -- Euro
GBP -- British Pound
USD -- United States Dollar

                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
October 31, 2000

                                                                             (In Thousands, Except As Noted)

                                                             Strong Bond     Strong Corporate   Strong Government  Strong Short-Term
                                                                 Fund            Bond Fund       Securities Fund       Bond Fund
                                                             ------------    ----------------   -----------------  -----------------
Assets:
  Investments in Securities, at Value
    (Cost of $323,284, $958,359,
    $1,549,381 and $1,176,388, respectively)                 $    318,661       $    929,652      $    1,543,024    $     1,164,138
  Receivable for Securities and Forward
    Foreign Currency Contracts Sold                                 9,502             17,923              11,254             14,486
  Receivable for Fund Shares Sold                                      22                278                 686                 --
  Interest and Dividends Receivable                                 4,534             16,990              11,761             18,594
  Paydown Receivable                                                  188                 13                 798                497
  Variation Margin Receivable                                          25                 63                  --                 86
  Other Assets                                                         33                  9                 175                 31
                                                             ------------       -------------     ---------------   ----------------
  Total Assets                                                    332,965            964,928           1,567,698          1,197,832

Liabilities:
  Payable for Securities Purchased                                 43,578             23,177             257,831             24,774
  Written Options, at Value
     (Premiums Received of $0, $0, $164 and $0, respectively)          --                 --                  92                 --
  Payable for Fund Shares Redeemed                                     --                158                 482              1,720
  Dividends Payable                                                 1,724              5,631               5,698              6,713
  Variation Margin Payable                                             --                 --                  15                 --
  Accrued Operating Expenses and Other Liabilities                    239                707                 306              1,808
                                                             ------------       -------------     ---------------   ----------------
  Total Liabilities                                                45,541             29,673             264,424             35,015
                                                             ------------       -------------     ---------------   ----------------
Net Assets                                                   $    287,424       $    935,255      $    1,303,274    $     1,162,817
                                                             ============       =============     ===============   ================

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)              $    293,755       $  1,007,030      $    1,344,765    $     1,292,909
  Accumulated Net Investment Income (Loss)                           (724)               159                 175                141
  Accumulated Net Realized Loss                                    (1,593)           (42,696)            (35,988)          (117,289)
  Net Unrealized Depreciation                                      (4,014)           (29,238)             (5,678)           (12,944)
                                                             ------------       -------------     ---------------   ----------------
  Net Assets                                                 $    287,424       $    935,255      $    1,303,274    $     1,162,817
                                                             ============       =============     ===============   ================

Investor Class ($ and shares in full)
  Net Assets                                                 $  25,795,728      $921,587,068      $1,282,640,916    $ 1,138,001,552
  Capital Shares Outstanding (Unlimited Number Authorized)       2,418,316        88,382,046         124,183,471        121,860,407

Net Asset Value Per Share                                    $       10.67      $      10.43      $        10.33    $          9.34
                                                             =============      =============     ===============   ================

Institutional  Class ($ and shares in full)
   Net Assets                                                $ 261,498,376      $  6,529,798      $   20,546,993    $    24,799,698
   Capital Shares Outstanding (Unlimited Number Authorized)     24,547,842           626,826           1,987,876          2,653,088

Net Asset Value Per Share                                    $       10.65      $      10.42      $        10.34    $          9.35
                                                             =============      =============     ===============   ================

Advisor Class ($ and shares in full)
   Net Assets                                                $     130,137      $  7,138,293      $       85,987    $        15,967
   Capital Shares Outstanding (Unlimited Number Authorized)         12,210           684,770               8,327              1,709

Net Asset Value Per Share                                    $       10.66      $      10.42      $        10.33    $          9.34
                                                             =============      =============     ===============   ================

                       See Notes to Financial Statements

--------------------------------------------------------------------------------
October 31, 2000

                                                                                              (In Thousands, Except As Noted)

                                                                                         Strong High-Yield       Strong Short-Term
                                                                                             Bond Fund          High Yield Bond Fund
                                                                                        ---------------------  ---------------------
Assets:
  Investments in Securities, at Value (Cost of $794,002 and $289,628, respectively)       $     705,074            $     283,278
  Receivable for Securities Sold                                                                  5,601                       --
  Receivable for Fund Shares Sold                                                                   231                      214
  Interest and Dividends Receivable                                                              17,733                    6,094
  Paydown Receivable                                                                                 --                       14
  Other Assets                                                                                       12                        8
                                                                                        ---------------------  ---------------------
  Total Assets                                                                                  728,651                  289,608

Liabilities:
  Payable for Securities Purchased                                                                3,758                    1,415
  Payable for Fund Shares Redeemed                                                                  285                       38
  Dividends Payable                                                                               7,684                    1,788
  Accrued Operating Expenses and Other Liabilities                                                  200                       47
                                                                                        ---------------------  ---------------------
  Total Liabilities                                                                              11,927                    3,288
                                                                                        ---------------------  ---------------------
Net Assets                                                                                $    716,724             $     286,320
                                                                                        =====================  =====================

Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                                           $     830,608            $     299,416
  Accumulated Net Realized Loss                                                                 (24,957)                  (6,746)
  Net Unrealized Depreciation                                                                   (88,927)                  (6,350)
                                                                                        ---------------------  ---------------------
  Net Assets                                                                              $    716,724             $     286,320
                                                                                        =====================  =====================

Investor Class ($ and shares in full)
  Net Assets                                                                              $ 716,601,218            $ 286,274,176
  Capital Shares Outstanding (Unlimited Number Authorized)                                   73,993,509               28,987,008

Net Asset Value Per Share                                                                 $        9.68            $        9.88
                                                                                        =====================  =====================

Advisor Class ($ and shares in full)
  Net Assets                                                                              $     122,811            $      45,819
  Capital Shares Outstanding (Unlimited Number Authorized)                                       12,694                    4,639

Net Asset Value Per Share                                                                 $        9.67            $        9.88
                                                                                        =====================  =====================


                       See Notes to Financial Statements

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                                            (In Thousands)


                                                                Strong      Strong Corporate    Strong Government  Strong Short-Term
                                                               Bond Fund       Bond Fund         Securities Fund       Bond Fund
                                                               ---------    ----------------    -----------------  -----------------
Income:
   Interest                                                     $ 15,755         $ 69,416            $ 83,200          $ 86,225
   Dividends (net of withholding taxes of $0, $10, $0 and
      $3, respectively)                                              403            3,113               1,190             4,334
                                                                --------         --------            --------          --------
   Total Income                                                   16,158           72,529              84,390            90,559

Expenses:
   Investment Advisory Fees                                          482            3,283               4,433             4,459
   Administrative Fees - Investor Class                               18            2,168               3,136             2,924
   Administrative Fees - Institutional Class                          40                1                   2                 4
   Administrative Fees - Advisor Class                                --               13                  --                --
   Custodian Fees                                                     23               36                  58                42
   Shareholder Servicing Costs - Investor Class                        9            2,074               3,060             2,075
   Shareholder Servicing Costs - Institutional Class                  30               --                   2                 3
   Shareholder Servicing Costs - Advisor Class                        --               10                  --                --
   Reports to Shareholders - Investor Class                            2              278                 264               439
   Reports to Shareholders - Institutional Class                      11               --                   1                --
   Reports to Shareholders - Advisor Class                            --                2                  --                --
   12b-1 Fees - Advisor Class                                         --               13                  --                --
   Federal and State Registration Fees                               107              115                  89                82
   Other                                                              46               79                 112               132
                                                                --------         --------            --------          --------
   Total Expenses before Waivers, Absorptions and Fees Paid
      Indirectly by Advisor                                          768            8,072              11,157            10,160
   Voluntary and Involuntary Expense Waivers and
      Absorptions by Advisor                                          --               (2)                 --                --
   Fees Paid Indirectly by Advisor - Investor Class                   --              (34)                (33)               (3)
   Fees Paid Indirectly by Advisor - Advisor Class                    --               (1)                 --                --
                                                                --------         --------            --------          --------
   Expenses, Net                                                     768            8,035              11,124            10,157
                                                                --------         --------            --------          --------
Net Investment Income                                             15,390           64,494              73,266            80,402

Realized and Unrealized Gain (Loss):
   Net Realized Gain (Loss) on:
      Investments                                                  1,585          (15,967)             (1,159)          (15,750)
      Futures Contracts, Options and Forward Foreign
         Currency Contracts                                          593             (221)               (787)           (2,529)
      Foreign Currencies                                             (12)            (118)                 --                --
                                                                --------         --------            --------          --------
      Net Realized Gain (Loss)                                     2,166          (16,306)             (1,946)          (18,279)
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments                                                 (2,878)             678              11,089             8,061
      Futures Contracts, Options and Forward Foreign
         Currency Contracts                                          860             (250)              2,323               151
      Foreign Currencies                                              (7)              --                  --                --
                                                                --------         --------            --------          --------
      Net Change in Unrealized Appreciation/Depreciation          (2,025)             428              13,412             8,212
                                                                --------         --------            --------          --------
Net Gain (Loss) on Investments                                       141          (15,878)             11,466           (10,067)
                                                                --------         --------            --------          --------
Net Increase in Net Assets Resulting from Operations            $ 15,531         $ 48,616            $ 84,732          $ 70,335
                                                                ========         ========            ========          ========

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Year Ended October 31, 2000

                                                                                        (In Thousands)

                                                                           Strong High-Yield       Strong Short-Term
                                                                               Bond Fund          High Yield Bond Fund
                                                                           ------------------     --------------------
Income:
   Interest                                                                     $ 75,490                $ 21,671
   Dividends                                                                       7,554                   1,735
                                                                                --------                --------
   Total Income                                                                   83,044                  23,406

Expenses:
   Investment Advisory Fees                                                        2,628                     986
   Administrative Fees - Investor Class                                            1,752                     658
   Custodian Fees                                                                     23                       9
   Shareholder Servicing Costs - Investor Class                                    1,243                     345
   Reports to Shareholders - Investor Class                                          185                      61
   Transfer Agency Banking Charges - Investor Class                                   --                       8
   Other                                                                             206                      96
                                                                                --------                --------
   Total Expenses before Fees Paid Indirectly by Advisor                           6,037                   2,163
   Fees Paid Indirectly by Advisor - Investor Class                                  (17)                     --
                                                                                --------                --------
   Expenses, Net                                                                   6,020                   2,163
                                                                                --------                --------
Net Investment Income                                                             77,024                  21,243

Realized and Unrealized Gain (Loss):
   Net Realized Loss on Investments                                              (10,078)                 (6,746)
   Net Change in Unrealized Appreciation/Depreciation on Investments             (59,512)                 (2,301)
                                                                                --------                --------
Net Loss on Investments                                                          (69,590)                 (9,047)
                                                                                --------                --------
Net Increase in Net Assets Resulting from Operations                            $  7,434                $ 12,196
                                                                                ========                ========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      (In Thousands)

                                                                   Strong Bond Fund                   Strong Corporate Bond Fund
                                                     -------------------------------------------     -----------------------------
                                                       Year Ended     Year Ended    Year Ended         Year Ended      Year Ended
                                                     Oct. 31, 2000  Oct. 31, 1999  Feb. 28, 1999     Oct. 31, 2000   Oct. 31, 1999
                                                     -------------  -------------  -------------     -------------   -------------
                                                                       (Note 1)
Operations:
  Net Investment Income                                  $  15,390    $   6,858      $   5,136           $  64,494    $  58,297
  Net Realized Gain (Loss)                                   2,166       (3,704)         1,556             (16,306)     (20,215)
  Net Change in Unrealized
     Appreciation/Depreciation                              (2,025)      (1,937)          (825)                428      (19,954)
                                                         ---------    ---------      ---------           ---------    ---------
  Net Increase in Net Assets Resulting
     from Operations                                        15,531        1,217          5,867              48,616       18,128
Distributions:
  From Net Investment Income:
     Investor Class                                           (519)          (1)            --             (62,418)     (58,058)
     Institutional Class                                   (15,405)      (6,898)        (5,167)               (250)          (3)
     Advisor Class                                              (3)          --             --                (357)          --
  From Net Realized Gains - Institutional Class                 --         (732)        (1,721)                 --           --
                                                         ---------    ---------      ---------           ---------    ---------
  Total Distributions                                      (15,927)      (7,631)        (6,888)            (63,025)     (58,061)
Capital Share Transactions (Note 4):
  Net Increase in Net Assets from Capital
    Share Transactions                                     121,949       37,569         79,173              80,595       90,355
                                                         ---------    ---------      ---------           ---------    ---------
Total Increase in Net Assets                               121,553       31,155         78,152              66,186       50,422
Net Assets:
  Beginning of Year                                        165,871      134,716         56,564             869,069      818,647
                                                         ---------    ---------      ---------           ---------    ---------
  End of Year                                            $ 287,424    $ 165,871      $ 134,716           $ 935,255    $ 869,069
                                                         =========    =========      =========           =========    =========


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                 (In thousands)

                                                              Strong Government
                                                               Securities Fund                 Strong Short-Term Bond Fund
                                                       --------------------------------       -------------------------------
                                                         Year Ended        Year Ended          Year Ended        Year Ended
                                                       Oct. 31, 2000      Oct. 31, 1999       Oct. 31, 2000     Oct. 31, 1999
                                                       -------------      -------------       -------------     -------------
Operations:
  Net Investment Income                                 $    73,266        $    73,567        $    80,402        $    85,378
  Net Realized Loss                                          (1,946)           (31,092)           (18,279)                (3)
  Net Change in Unrealized Appreciation/Depreciation         13,412            (43,774)             8,212            (23,050)
                                                        -----------        -----------        -----------        -----------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                           84,732             (1,299)            70,335             62,325
Distributions:
  From Net Investment Income:
    Investor Class                                          (72,618)           (73,567)           (78,738)           (84,060)
    Institutional Class                                        (752)                (1)            (1,405)               (27)
    Advisor Class                                                (3)                --                 (1)                --
  From Net Realized Gains - Investor Class                       --            (27,673)                --                 --
                                                        -----------        -----------        -----------        -----------
  Total Distributions                                       (73,373)          (101,241)           (80,144)           (84,087)
Capital Share Transactions (Note 4):
  Net Increase (Decrease) in Net Assets from
    Capital Share Transactions                              (48,147)           133,700           (112,926)           (21,821)
                                                        -----------        -----------        -----------        -----------
Total Increase (Decrease) in Net Assets                     (36,788)            31,160           (122,735)           (43,583)
Net Assets:
  Beginning of Year                                       1,340,062          1,308,902          1,285,552          1,329,135
                                                        -----------        -----------        -----------        -----------
  End of Year                                           $ 1,303,274        $ 1,340,062        $ 1,162,817        $ 1,285,552
                                                        ===========        ===========        ===========        ===========

                                                                     Strong High-Yield                   Strong Short-Term
                                                                         Bond Fund                      High Yield Bond Fund
                                                               ------------------------------       -----------------------------
                                                                 Year Ended      Year Ended          Year Ended      Year Ended
                                                               Oct. 31, 2000    Oct. 31, 1999       Oct. 31, 2000   Oct. 31, 1999
                                                               -------------    -------------       -------------   -------------
Operations:
   Net Investment Income                                         $  77,024        $  58,548            $  21,243       $  15,322
   Net Realized Gain (Loss)                                        (10,078)         (13,400)              (6,746)            354
   Net Change in Unrealized Appreciation/Depreciation              (59,512)           6,755               (2,301)         (1,822)
                                                                 ---------        ---------            ---------       ---------
   Net Increase in Net Assets Resulting from Operations              7,434           51,903               12,196          13,854
Distributions:
   From Net Investment Income:
     Investor Class                                                (76,983)         (58,243)             (21,242)        (15,322)
     Advisor Class                                                      (4)              --                   (1)             --
   From Net Realized Gains - Investor Class                             --           (4,243)                 (53)           (632)
                                                                 ---------        ---------            ---------       ---------
   Total Distributions                                             (76,987)         (62,486)             (21,296)        (15,954)
Capital Share Transactions (Note 4):
   Net Increase in Net Assets from Capital Share Transactions      191,080          143,280               42,922         148,364
                                                                 ---------        ---------            ---------       ---------
Total Increase in Net Assets                                       121,527          132,697               33,822         146,264
Net Assets:
   Beginning of Year                                               595,197          462,500              252,498         106,234
                                                                 ---------        ---------            ---------       ---------
   End of Year                                                   $ 716,724        $ 595,197            $ 286,320       $ 252,498
                                                                 =========        =========            =========       =========


                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
October 31, 2000

1.   Organization

     The accompanying financial statements represent the Strong Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Bond Fund (a series of Strong Income Funds II, Inc./(1)/)
     - Strong Corporate Bond Fund, Inc./(1)/
     - Strong Government Securities Fund, Inc./(1)/
     - Strong Short-Term Bond Fund, Inc./(1)/
     - Strong High-Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/)
     - Strong Short-Term High Yield Bond Fund (a series of Strong Income Funds, Inc./(1)/)

       /(1)/ A diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

     During 1999, the Board of Directors of the Strong Bond Fund approved changing the Fund's fiscal year-end from February 28th to October 31st.

     Effective September 1, 1999, the Strong Bond Fund, Strong Corporate Bond Fund, Strong Government Securities Fund and Strong Short-Term Bond Fund have issued three classes of shares: Investor Class, Institutional Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Effective March 1, 2000, the Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund issued two classes of shares: Investor Class and Advisor Class. The Advisor Class shares are subject to an annual distribution fee as described in Note 3. Each class of shares has identical rights and privileges except with respect to voting rights on matters pertaining to that class. Effective November 30, 2000, Strong Bond Fund changed its name to Strong Advisor Bond Fund and introduced four new classes of shares for distribution.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. Aggregate cost and fair value of restricted securities held at October 31, 2000 which are either Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and have been determined to be illiquid by the Advisor based upon guidelines established by the Funds' Board of Directors were as follows:

                                                        Aggregate      Aggregate     Percent of
                                                           Cost        Fair Value    Net Assets
                                                        ---------      ----------    ----------
          Strong Bond Fund                            $ 3,075,492     $ 2,911,910       1.0%
          Strong Corporate Bond Fund                   13,001,400      12,235,200       1.3%
          Strong Short-Term Bond Fund                  47,597,922      44,173,658       3.8%
          Strong High-Yield Bond Fund                   4,393,546       3,905,375       0.5%
          Strong Short-Term High Yield Bond Fund        2,910,000       2,997,735       1.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          Net investment income and net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day that the net asset value is calculated, except for bank holidays.

--------------------------------------------------------------------------------
October 31, 2000

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

--------------------------------------------------------------------------------

3.   Related Party Transactions

     The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory, administrative, shareholder recordkeeping and related services to the Funds. Investment advisory and administrative fees, which are established by terms of the advisory and administrative agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                     Administrative           Administrative          Administrative
                                                                          Fees -                   Fees -                   Fees -
                                                 Advisory Fees       Investor Class        Institutional Class         Advisor Class
                                                 Nov. 1, 1999-        Nov. 1, 1999-            Nov. 1, 1999-           Nov. 1, 1999-
                                                 Oct. 31, 2000        Oct. 31, 2000            Oct. 31, 2000           Oct. 31, 2000
                                                 -------------       --------------        -------------------         -------------
     Strong Bond Fund                                 0.23%               0.25%                    0.02%                    0.25%
     Strong Corporate Bond Fund                      0.375%               0.25%                    0.02%                    0.25%
     Strong Government Securities Fund                0.35%               0.25%                    0.02%                    0.25%
     Strong Short-Term Bond Fund                     0.375%               0.25%                    0.02%                    0.25%
     Strong High-Yield Bond Fund                     0.375%               0.25%                       *                     0.25%**
     Strong Short-Term High Yield Bond Fund          0.375%               0.25%                       *                     0.25%**

        * The Strong High-Yield Bond Fund and the Strong Short-Term High Yield Bond Fund do not offer Institutional Class shares.
        ** Effective March 1, 2000.

     Based on the terms of the advisory and administrative agreements, advisory fees, administrative fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. For the year ended October 31, 2000, the Advisor involuntarily waived expenses of $114 for Strong Short-Term Bond Fund -Advisor Class. Shareholder recordkeeping and related service fees for the Investor Class are based on contractually established rates for each open and closed shareholder account. Shareholder recordkeeping and related service fees for the Institutional and Advisor Classes are paid at an annual rate of 0.015% and 0.20%, respectively, of the average daily net asset value of each respective class. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor"), pursuant to Rule 12b-1 under the 1940 Act, on behalf of each of the Fund's Advisor Class shares. Under the agreement, the Distributor is paid an annual rate of 0.25% of the average daily net assets of the Advisor Class shares as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's shares. For the year ended October 31, 2000, 12b-1 fees incurred by Strong Bond Fund, Strong Corporate Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong High-Yield Bond Fund and Strong Short-Term High Yield Bond Fund were $109, $12,861, $147, $31, $87 and $41, respectively.

     The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreements with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended October 31, 2000 is as follows:

                                               Payable to         Shareholder Servicing         Transfer Agency         Unaffiliated
                                               Advisor at           and Other Expenses              Banking               Directors'
                                             Oct. 31, 2000            Paid to Advisor          Charges/(Credits)            Fees
                                             -------------        ---------------------        -----------------       -------------
Strong Bond Fund                                 $ 15,430              $    39,077                  ($   318)             $  3,296
Strong Corporate Bond Fund                        170,257                2,086,656                   (34,854)               14,745
Strong Government Securities Fund                 247,514                3,063,881                   (33,237)               22,503
Strong Short-Term Bond Fund                       169,151                2,082,021                    (3,207)               21,553
Strong High-Yield Bond Fund                       124,507                1,244,255                   (16,623)               11,210
Strong Short-Term High Yield Bond Fund             33,194                  345,886                     7,854                 4,922

The Advisor owns 12%, 19%, 100%, 11% and 32% of the outstanding Advisor Class shares of the Strong Bond Fund, Strong Government Securities Fund, Strong Short-Term Bond Fund, Strong High-Yield Bond Fund, and Strong Short-Term High Yield Bond Fund, respectively. One shareholder owns 68% of the outstanding Advisor Class shares of the Strong Short-Term High Yield Bond Fund.

--------------------------------------------------------------------------------
October 31, 2000

4.   Capital Share Transactions

                                                                                    Strong Bond Fund
                                                            ---------------------------------------------------------------
                                                              Year Ended              Year Ended               Year Ended
                                                            Oct. 31, 2000           Oct. 31, 1999             Feb. 28, 1999
                                                            -------------           -------------             -------------
                                                                                        (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                                $  28,163,335           $       50,909              $        --
   Proceeds from Reinvestment of Distributions                    345,643                       29                       --
   Payment for Shares Redeemed                                 (2,693,663)                 (26,443)                      --
                                                            -------------           --------------             ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                25,815,315                   24,495                       --

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                                  137,944,538               46,264,460               86,338,180
   Proceeds from Reinvestment of Distributions                 14,507,360                7,303,493                6,064,592
   Payment for Shares Redeemed                                (56,447,324)             (16,024,859)             (13,230,237)
                                                            -------------           --------------             ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                96,004,574               37,543,094               79,172,535

ADVISOR CLASS
   Proceeds from Shares Sold                                      127,336                    1,000                       --
   Proceeds from Reinvestment of Distributions                      1,596                       --                       --
   Payment for Shares Redeemed                                         --                       --                       --
                                                            -------------           --------------             ------------
   Net Increase in Net Assets from
     Capital Share Transactions                                   128,932                    1,000                       --
                                                            -------------           --------------             ------------
Net Increase in Net Assets from
   Capital Share Transactions                               $ 121,948,821           $   37,568,589             $ 79,172,535
                                                            =============           ==============             ============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                         2,635,855                    4,755                       --
   Issued in Reinvestment of Distributions                         32,386                        3                       --
   Redeemed                                                      (252,193)                  (2,490)                      --
                                                            -------------           --------------             ------------
   Net Increase in Shares                                       2,416,048                    2,268                       --

INSTITUTIONAL CLASS
   Sold                                                        12,956,433                4,218,165                7,695,552
   Issued in Reinvestment of Distributions                      1,363,758                  669,679                  542,552
   Redeemed                                                    (5,308,468)              (1,470,954)              (1,180,209)
                                                            -------------           --------------             ------------
   Net Increase in Shares                                       9,011,723                3,416,890                7,057,895

ADVISOR CLASS
   Sold                                                            11,967                       94                       --
   Issued in Reinvestment of Distributions                            149                       --                       --
   Redeemed                                                            --                       --                       --
                                                            -------------           --------------             ------------
   Net Increase in Shares                                          12,116                       94                       --
                                                            -------------           --------------             ------------
Net Increase in Shares of the Fund                             11,439,887                3,419,252                7,057,895
                                                            =============           ==============             ============


                                                           Strong Corporate                Strong Government
                                                               Bond Fund                    Securities Fund
                                                    -----------------------------    ------------------------------
                                                      Year Ended      Year Ended      Year Ended       Year Ended
                                                    Oct. 31, 2000   Oct. 31, 1999    Oct. 31, 2000    Oct. 31, 1999
                                                    -------------   -------------    -------------    -------------
                                                                       (Note 1)                          (Note 1)
Capital Share Transactions of Each Class of
   Shares of the Funds Were as Follows:

INVESTOR CLASS
   Proceeds from Shares Sold                        $ 383,368,814    $ 429,535,815    $ 540,777,102    $ 755,357,728
   Proceeds from Reinvestment of Distributions         48,920,466       49,946,788       65,964,876       91,843,389
   Payment for Shares Redeemed                       (364,656,185)    (389,860,325)    (674,931,766)    (713,679,897)
                                                    -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                        67,633,095       89,622,278      (68,189,788)     133,521,220

INSTITUTIONAL CLASS
   Proceeds from Shares Sold                            5,786,281          731,831       21,298,045          177,782
   Proceeds from Reinvestment of Distributions            209,922               --          627,299               --
   Payment for Shares Redeemed                           (189,794)              --       (1,965,859)              --
                                                    -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                         5,806,409          731,831       19,959,485          177,782

ADVISOR CLASS
   Proceeds from Shares Sold                            8,502,063            1,000           80,475            1,000
   Proceeds from Reinvestment of Distributions            317,306               --            2,509               --
   Payment for Shares Redeemed                         (1,664,103)              --               --               --
                                                    -------------    -------------    -------------    -------------
   Net Increase in Net Assets from
     Capital Share Transactions                         7,155,266            1,000           82,984            1,000
                                                    -------------    -------------    -------------    -------------
Net Increase (Decrease) in Net Assets from
     Capital Share Transactions                     $  80,594,770    $  90,355,109    ($ 48,147,319)   $ 133,700,002
                                                    =============    =============    =============    =============

Transactions in Shares of Each Class of
   the Funds Were as Follows:

INVESTOR CLASS
   Sold                                                36,641,900       39,176,996       53,263,241       71,553,931
   Issued in Reinvestment of Distributions              4,676,897        4,551,881        6,503,926        8,657,453
   Redeemed                                           (34,863,679)     (35,637,373)     (66,605,565)     (67,792,818)
                                                    -------------    -------------    -------------    -------------
   Net Increase (Decrease) in Shares                    6,455,118        8,091,504       (6,838,398)      12,418,566

INSTITUTIONAL CLASS
   Sold                                                   555,025           69,830        2,102,418           17,429
   Issued in Reinvestment of Distributions                 20,115               --           61,774               --
   Redeemed                                               (18,144)              --         (193,745)              --
                                                    -------------    -------------    -------------    -------------
   Net Increase in Shares                                 556,996           69,830        1,970,447           17,429

ADVISOR CLASS
   Sold                                                   813,918               95            7,982               98
   Proceeds from Reinvestment of Distributions             30,442               --              247               --
   Redeemed                                              (159,685)              --               --               --
                                                    -------------    -------------    -------------    -------------
   Net Increase in Shares                                 684,675               95            8,229               98
                                                    -------------    -------------    -------------    -------------
Net Increase (Decrease) in Shares of the Fund           7,696,789        8,161,429       (4,859,722)      12,436,093
                                                    =============    =============    =============    =============

--------------------------------------------------------------------------------
October 31, 2000

                                                          Strong Short-Term Bond Fund
                                                         ------------------------------
                                                          Year Ended       Year Ended
                                                         Oct. 31, 2000    Oct. 31, 1999
                                                         -------------    -------------
                                                                            (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                              $ 348,850,986    $ 508,980,681
  Proceeds from Reinvestment of Distributions               65,610,487       71,427,426
  Payment for Shares Redeemed                             (538,925,303)    (615,610,523)
                                                         -------------    -------------
  Net Decrease in Net Assets from
    Capital Share Transactions                            (124,463,830)     (35,202,416)

INSTITUTIONAL CLASS
  Proceeds from Shares Sold                                 12,419,635       13,380,825
  Proceeds from Reinvestment of Distributions                1,241,158               --
  Payment for Shares Redeemed                               (2,137,686)              --
                                                         -------------    -------------
  Net Increase in Net Assets from
    Capital Share Transactions                              11,523,107       13,380,825

ADVISOR CLASS
  Proceeds from Shares Sold                                     15,000            1,000
  Proceeds from Reinvestment of Distributions                       --               --
  Payment for Shares Redeemed                                       --               --
                                                         -------------    -------------
  Net Increase in Net Assets from
    Capital Share Transactions                                  15,000            1,000
                                                         -------------    -------------
Net Decrease in Net Assets from
  Capital Share Transactions                             ($112,925,723)   ($ 21,820,591)
                                                         =============    =============

Transactions in Shares of Each Class of
        the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                      37,335,508       53,341,059
  Issued in Reinvestment of Distributions                    7,022,735        7,487,998
  Redeemed                                                 (57,664,706)     (64,563,131)
                                                         -------------    -------------
  Net Decrease in Shares                                   (13,306,463)      (3,734,074)

INSTITUTIONAL CLASS
  Sold                                                       1,325,279        1,423,492
  Issued in Reinvestment of Distributions                      132,826               --
  Redeemed                                                    (228,509)              --
                                                         -------------    -------------
  Net Increase in Shares                                     1,229,596        1,423,492

ADVISOR CLASS
  Sold                                                           1,603              106
  Issued in Reinvestment of Distributions                           --               --
  Redeemed                                                          --               --
                                                         -------------    -------------
  Net Increase in Shares                                         1,603              106
                                                         -------------    -------------
Net Decrease in Shares of the Fund                         (12,075,264)      (2,310,476)
                                                         =============    =============

                                                               Strong High-Yield                 Strong Short-Term
                                                                   Bond Fund                    High Yield Bond Fund
                                                         ------------------------------    ------------------------------
                                                          Year Ended       Year Ended       Year Ended       Year Ended
                                                         Oct. 31, 2000    Oct. 31, 1999    Oct. 31, 2000    Oct. 31, 1999
                                                         -------------    -------------    -------------    -------------
                                                            (Note 1)                          (Note 1)
Capital Share Transactions of Each Class of
  Shares of the Funds Were as Follows:

INVESTOR CLASS
  Proceeds from Shares Sold                              $ 462,800,582    $ 521,184,654    $ 259,561,673    $ 301,740,464
  Proceeds from Reinvestment of Distributions               53,218,579       47,980,853       18,329,572       12,650,126
  Payment for Shares Redeemed                             (326,787,790)    (425,885,389)    (235,015,162)    (166,026,909)
  Net Proceeds from Acquisition (Note 8)                     1,718,687               --               --               --
                                                         -------------    -------------    -------------    -------------
  Net Increase in Net Assets from
    Capital Share Transactions                             190,950,058      143,280,118       42,876,083      148,363,681

ADVISOR CLASS
  Proceeds from Shares Sold                                    127,792               --           46,025               --
  Proceeds from Reinvestment of Distributions                    1,764               --              301               --
  Payment for Shares Redeemed                                      (69)              --              (25)              --
                                                         -------------    -------------    -------------    -------------
  Net Increase in Net Assets from
    Capital Share Transactions                                 129,487               --           46,301               --
                                                         -------------    -------------    -------------    -------------
Net Increase in Net Assets from
    Capital Share Transactions                           $ 191,079,545    $ 143,280,118    $  42,922,384    $ 148,363,681
                                                         =============    =============    =============    =============

Transactions in Shares of Each Class of
  the Funds Were as Follows:

INVESTOR CLASS
  Sold                                                      43,889,380       47,126,183       25,885,883       29,118,632
  Issued in Reinvestment of Distributions                    5,102,426        4,349,203        1,830,884        1,223,033
  Redeemed                                                 (31,320,397)     (38,435,669)     (23,448,500)     (16,039,459)
  Issued to Effect Acquisition (Note 8)                        170,167               --               --               --
                                                         -------------    -------------    -------------    -------------
  Net Increase in Shares                                    17,841,576       13,039,717        4,268,267       14,302,206

ADVISOR CLASS
  Sold                                                          12,528               --            4,611               --
  Issued in Reinvestment of Distributions                          173               --               30               --
  Redeemed                                                          (7)              --               (2)              --
                                                         -------------    -------------    -------------    -------------
  Net Increase in Shares                                        12,694               --            4,639               --
                                                         -------------    -------------    -------------    -------------
Net Increase in Shares of the Fund                          17,854,270       13,039,717        4,272,906       14,302,206
                                                         =============    =============    =============    =============

--------------------------------------------------------------------------------
October 31, 2000

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At October 31, 2000, there were no borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities for the year ended October 31, 2000 were as follows:

                                                          Purchases                         Sales
                                               -------------------------------  -------------------------------
                                               U.S. Government                  U.S. Government
                                                 and Agency         Other         and Agency         Other
                                               ---------------  --------------  ---------------  --------------
     Strong Bond Fund                          $   594,155,787  $  512,476,455  $   542,987,235  $  425,973,719
     Strong Corporate Bond Fund                    753,607,356   1,827,907,648      736,257,065   1,790,186,659
     Strong Government Securities Fund           4,665,287,051     559,314,008    4,466,982,237     597,970,893
     Strong Short-Term Bond Fund                   316,659,943     783,676,977      337,523,574     877,594,248
     Strong High-Yield Bond Fund                            --     859,022,852               --     695,712,090
     Strong Short-Term High Yield Bond Fund                 --     213,439,707               --     167,788,238

7.   Income Tax Information

     At October 31, 2000, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2008) for federal income tax purposes were as follows:

                                                Federal Tax      Unrealized       Unrealized         Net         Net Capital Loss
                                                   Cost         Appreciation     Depreciation     Depreciation      Carryovers
                                              --------------   --------------   --------------   --------------  ----------------
     Strong Bond Fund                         $  323,434,844   $    2,887,551   $    7,661,270   $    4,773,719   $    4,545,760
     Strong Corporate Bond Fund                  959,003,671        7,061,907       36,413,238       29,351,331       42,062,754
     Strong Government Securities Fund         1,551,156,580        5,438,635       13,571,551        8,132,916       33,733,720
     Strong Short-Term Bond Fund               1,186,382,372          712,466       22,956,806       22,244,340      107,963,543
     Strong High-Yield Bond Fund                 794,877,523       21,347,332      111,150,376       89,803,044       23,012,878
     Strong Short-Term High Yield Bond Fund      289,629,036        2,275,111        8,626,282        6,351,171        6,497,976

     For corporate shareholders in the Funds, the percentages of dividend income distributed for the year ended October 31, 2000, which is designated as qualifying for the dividends-received deduction, is as follows (unaudited):
     Strong Bond Fund 1.2%, Strong Corporate Bond Fund 1.0%, Strong Government Securities Fund 0.0%, Strong High-Yield Bond Fund 9.8%, Strong Short-Term Bond Fund 2.3%, and Strong Short-Term High Yield Bond Fund 8.2%.

8.   Acquisition Information

     Effective September 29, 2000, the Strong High-Yield Bond Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Global High-Yield Bond Fund. Strong High-Yield Bond Fund issued 170,167 shares (valued at $1,718,687) for the 194,141 shares of Strong Global High-Yield Bond Fund outstanding at September 29, 2000. The net assets of $1,718,687 of Strong Global High-Yield Bond Fund included net unrealized depreciation on investments of $57,321 and accumulated net realized losses of $422,640. The Strong Global High-Yield Bond Fund also incurred capital loss carryovers of $413,797, which were combined with those of Strong High-Yield Bond Fund. Strong High-Yield Bond Fund utilized $2,907 of these capital loss carryforwards in 2000. Strong High-Yield Bond Fund's Statement of Operations for the year ended October 31, 2000 does not include preacquisition activity of Strong Global High-Yield Bond Fund.

--------------------------------------------------------------------------------

9. Special Meeting of Shareholders
   A special meeting of the shareholders of Strong Global High-Yield Bond Fund was held on September 6, 2000 in Menomonee Falls, Wisconsin. Shareholders elected to approve an Agreement and Plan of Reorganization on behalf of Strong Global High-Yield Bond Fund and Strong High-Yield Bond Fund, and to approve an amendment to the Articles of Incorporation of the Strong International Income Funds, Inc. to reflect the reorganization. Results of the shareholder vote, calculated as a percentage of total shares voted (114,116), are as follows:

   Proposals                             Affirmative     Withhold        Abstain
   ---------                             -----------     --------        -------
   Approve Agreement and Plan of            96.33%         2.61%          1.06%
   Reorganization, approve cancellation
   and conversion of Global High-Yield
   Bond Fund Shares and approve
   elimination of fund within series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

STRONG BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                           Year Ended
                                                                      --------------------
                                                                      Oct. 31,   Oct. 31,
Selected Per-Share Data/(a)/                                            2000     1999/(b)/
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $10.69     $10.68
Income From Investment Operations:
   Net Investment Income                                                 0.47       0.12
   Net Realized and Unrealized Gains on Investments                      0.28       0.01
------------------------------------------------------------------------------------------
   Total from Investment Operations                                      0.75       0.13
Less Distributions:
   From Net Investment Income                                           (0.77)     (0.12)
------------------------------------------------------------------------------------------
   Total Distributions                                                  (0.77)     (0.12)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $10.67     $10.69
==========================================================================================

Ratios and Supplemental Data
------------------------------------------------------------------------------------------
   Total Return                                                          +7.3%      +1.2%
   Net Assets, End of Period (In Millions)                             $   26     $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                      0.7%       0.6%*
   Ratio of Expenses to Average Net Assets                                0.7%       0.6%*
   Ratio of Net Investment Income (Loss) to Average Net Assets           (2.9%)      7.7%*
   Portfolio Turnover Rate/(d)/                                         448.6%     250.7%

STRONG BOND FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                              Year Ended
                                                                   --------------------------------------------------------------
                                                                   Oct. 31,      Oct. 31,     Feb. 28,    Feb. 28,       Dec. 31,
Selected Per-Share Data/(a)/                                        2000        1999/(e)/      1999       1998/(f)/        1997
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $10.67        $11.12      $11.18       $11.06         $10.00
Income From Investment Operations:
   Net Investment Income                                              0.82          0.48        0.67         0.11           0.66
   Net Realized and Unrealized Gains (Losses) on Investments         (0.03)        (0.39)       0.19         0.12           1.18
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                   0.79          0.09        0.86         0.23           1.84
Less Distributions:
   From Net Investment Income                                        (0.81)        (0.48)      (0.68)       (0.11)         (0.66)
   In Excess of Net Investment Income                                   --            --          --        (0.00)/(g)/       --
   From Net Realized Gains                                              --         (0.06)      (0.24)          --          (0.12)
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                               (0.81)        (0.54)      (0.92)       (0.11)         (0.78)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $10.65        $10.67      $11.12       $11.18         $11.06
=================================================================================================================================

Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                       +7.7%         +0.9%       +7.9%        +2.1%         +18.9%
   Net Assets, End of Period (In Millions)                          $  261        $  166      $  135       $   57         $   52
   Ratio of Expenses to Average Net Assets without
     Waivers, Absorptions or Fees Paid Indirectly by Advisor           0.4%          0.4%*       0.4%         0.4%*          0.7%
   Ratio of Expenses to Average Net Assets                             0.4%          0.4%*       0.4%         0.4%*          0.4%
   Ratio of Net Investment Income to Average Net Assets                7.7%          6.6%*       6.0%         6.2%*          6.3%
   Portfolio Turnover Rate/(d)/                                      448.6%        250.7%      305.4%        68.1%         358.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(c)  Amount calculated is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  In 1999, the Fund changed its fiscal year-end from February to October.
(f)  In 1997, the Fund changed its fiscal year-end from December to February.
(g)  Amount calculated is less than $0.01.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG BOND FUND-- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                 -----------------------
                                                                 Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                       2000        1999/(b)/
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.68        $10.68
Income From Investment Operations:
   Net Investment Income                                            0.72          0.11
   Net Realized and Unrealized Losses on Investments               (0.02)           --
----------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.70          0.11
Less Distributions:
   From Net Investment Income                                      (0.72)        (0.11)
----------------------------------------------------------------------------------------
   Total Distributions                                             (0.72)        (0.11)
----------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.66        $10.68
========================================================================================

Ratios and Supplemental Data
----------------------------------------------------------------------------------------
   Total Return                                                     +6.8%         +1.0%
   Net Assets, End of Period (In Millions)                             0/(c)/   $    0/(c)/
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                 1.1%          1.3%*
   Ratio of Expenses to Average Net Assets                           1.1%          1.3%*
   Ratio of Net Investment Income to Average Net Assets              7.0%          6.2%*
   Portfolio Turnover Rate/(d)/                                    448.6%        250.7%


STRONG CORPORATE BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                           Year Ended
                                                                 ------------------------------------------------------------
                                                                 Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                       2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.60       $11.09       $11.08       $10.64       $10.56
Income From Investment Operations:
   Net Investment Income                                            0.77         0.73         0.73         0.74         0.73
   Net Realized and Unrealized Gains (Losses) on Investments       (0.19)       (0.49)        0.02         0.44         0.08
-----------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.58         0.24         0.75         1.18         0.81
Less Distributions:
   From Net Investment Income                                      (0.75)       (0.73)       (0.73)       (0.74)       (0.73)
   In Excess of Net Investment Income                                 --           --        (0.01)          --           --
-----------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                             (0.75)       (0.73)       (0.74)       (0.74)       (0.73)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.43       $10.60       $11.09       $11.08       $10.64
=============================================================================================================================

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
   Total Return                                                     +5.7%        +2.2%        +6.8%       +11.5%        +8.0%
   Net Assets, End of Period (In Millions)                        $  921       $  868       $  819       $  492       $  298
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                 0.9%         0.8%         0.9%         1.0%         1.0%
   Ratio of Expenses to Average Net Assets                           0.9%         0.8%         0.9%         1.0%         1.0%
   Ratio of Net Investment Income to Average Net Assets              7.3%         6.7%         6.5%         6.8%         7.0%
   Portfolio Turnover Rate/(d)/                                    293.9%       403.2%       366.9%       542.4%       672.8%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(c)  Amount calculated is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG CORPORATE BOND FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                -------------------------------
                                                                  Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                        2000           1999/(b)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.59          $10.58
Income From Investment Operations:
   Net Investment Income                                            0.80            0.13
   Net Realized and Unrealized Gains (Losses) on Investments       (0.17)           0.01
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.63            0.14
Less Distributions:
   From Net Investment Income                                      (0.80)          (0.13)
-----------------------------------------------------------------------------------------------
   Total Distributions                                             (0.80)          (0.13)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.42          $10.59
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                     +6.2%           +1.4%
   Net Assets, End of Period (In Millions)                        $    7          $    1
   Ratio of Expenses to Average Net Assets                           0.4%            0.4%*
   Ratio of Net Investment Income to Average Net Assets              7.7%            6.9%*
   Portfolio Turnover Rate/(c)/                                    293.9%          403.2%


STRONG CORPORATE BOND FUND -- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                        Year Ended
                                                                -------------------------------
                                                                  Oct. 31,        Oct. 31,
Selected Per-Share Data/(a)/                                        2000            1999/(b)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $10.59          $10.58
Income From Investment Operations:
   Net Investment Income                                            0.73            0.12
   Net Realized and Unrealized Gains (Losses) on Investments       (0.17)           0.01
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                 0.56            0.13
Less Distributions:
   From Net Investment Income                                      (0.73)          (0.12)
-----------------------------------------------------------------------------------------------
   Total Distributions                                             (0.73)          (0.12)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $10.42          $10.59
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
   Total Return                                                     +5.5%           +1.2%
   Net Assets, End of Period (In Millions)                        $    7          $    0/(d)/
   Ratio of Expenses to Average Net Assets without Waivers,
    Absorptions or Fees Paid Indirectly by Advisor                   1.1%            1.2%*
   Ratio of Expenses to Average Net Assets                           1.1%            1.2%*
   Ratio of Net Investment Income to Average Net Assets              6.9%            6.8%*
   Portfolio Turnover Rate/(c)/                                    293.9%          403.2%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount calculated is less than $500,000.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                          Year Ended
                                                              -------------------------------------------------------------------
                                                                 Oct. 31,      Oct. 31,        Oct. 31,   Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                       2000          1999            1998       1997         1996
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                            $ 10.23       $ 11.04        $ 10.70     $ 10.44      $ 10.60
Income From Investment Operations:
   Net Investment Income                                           0.59          0.58           0.60        0.65         0.63
   Net Realized and Unrealized Gains (Losses) on Investments       0.10         (0.58)          0.34        0.26        (0.16)
---------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.69         (0.00)          0.94        0.91         0.47
Less Distributions:
   From Net Investment Income                                     (0.59)        (0.58)         (0.60)      (0.65)       (0.63)
   From Net Realized Gains                                           --         (0.23)            --          --           --
---------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.59)        (0.81)         (0.60)      (0.65)       (0.63)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                  $ 10.33       $ 10.23        $ 11.04     $ 10.70      $ 10.44
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                    +7.0%          0.0%/(b)/     +9.1%       +9.1%        +4.6%
   Net Assets, End of Period (In Millions)                      $ 1,283       $ 1,340        $ 1,309     $   843      $   638
   Ratio of Expenses to Average Net Assets without
    Fees Paid Indirectly by Advisor                                 0.9%          0.8%           0.8%        0.8%         0.9%
   Ratio of Expenses to Average Net Assets                          0.9%          0.8%           0.8%        0.8%         0.9%
   Ratio of Net Investment Income to Average Net Assets             5.8%          5.5%           5.5%        6.2%         6.0%
   Portfolio Turnover Rate/(c)/                                   373.3%        185.3%         284.1%      474.9%       457.6%

STRONG GOVERNMENT SECURITIES FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                          Year  Ended
                                                              -------------------------------------
                                                                  Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                       2000         1999/(d)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $10.22        $10.21
Income From Investment Operations:
   Net Investment Income                                           0.64          0.11
   Net Realized and Unrealized Gains on Investments                0.12          0.01
---------------------------------------------------------------------------------------------------
   Total from Investment Operations                                0.76          0.12
Less Distributions:
   From Net Investment Income                                     (0.64)        (0.11)
---------------------------------------------------------------------------------------------------
   Total Distributions                                            (0.64)        (0.11)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $10.34        $10.22
===================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------
   Total Return                                                    +7.7%         +1.1%
   Net Assets, End of Period (In Millions)                       $   21        $    0/(e)/
   Ratio of Expenses to Average Net Assets                          0.4%          0.4%*
   Ratio of Net Investment Income to Average Net Assets             6.2%          5.9%*
   Portfolio Turnover Rate/(c)/                                   373.3%        185.3%

 *   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Amount calculated is less than 0.1%.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(e)  Amount is less than $500,000.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG GOVERNMENT SECURITIES FUND- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                       Year Ended
                                                                 --------------------------
                                                                 Oct. 31,      Oct. 31,
Selected Per-Share Data/(a)/                                       2000         1999/(b)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $ 10.22       $ 10.21
Income From Investment Operations:
     Net Investment Income                                          0.56          0.09
     Net Realized and Unrealized Gains on Investments               0.11          0.01
-------------------------------------------------------------------------------------------
     Total from Investment Operations                               0.67          0.10

Less Distributions:
     From Net Investment Income                                    (0.56)        (0.09)
-------------------------------------------------------------------------------------------
     Total Distributions                                           (0.56)        (0.09)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $ 10.33       $ 10.22
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
     Total Return                                                   +6.8%         +1.0%
     Net Assets, End of Period (In Millions)                     $     0/(c)/  $     0/(c)/
     Ratio of Expenses to Average Net Assets without
       Fees Paid Indirectly by Advisor                               1.9%          1.2%*
     Ratio of Expenses to Average Net Assets                         1.1%          1.2%*
     Ratio of Net Investment Income to Average Net Assets            5.5%          5.4%*
     Portfolio Turnover Rate/(d)/                                  373.3%        185.3%


STRONG SHORT-TERM BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                             Year Ended
                                                                  ------------------------------------------------------------------
                                                                  Oct. 31,      Oct. 31,     Oct. 31,      Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                        2000          1999         1998          1997         1996
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $  9.41       $  9.57       $  9.78       $  9.75       $  9.77
Income From Investment Operations:
     Net Investment Income                                          0.63          0.62          0.66          0.69          0.69
     Net Realized and Unrealized Gains (Losses) on Investments     (0.07)        (0.17)        (0.21)         0.03         (0.02)
------------------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                               0.56          0.45          0.45          0.72          0.67
Less Distributions:
     From Net Investment Income                                    (0.63)        (0.61)        (0.66)        (0.69)        (0.69)
     In Excess of Net Investment Income                               --            --         (0.00)/(e)/      --            --
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                           (0.63)        (0.61)        (0.66)        (0.69)        (0.69)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $  9.34       $  9.41       $  9.57       $  9.78       $  9.75
====================================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
     Total Return                                                   +6.2%         +4.8%         +4.7%         +7.6%         +7.1%
     Net Assets, End of Period (In Millions)                     $ 1,138       $ 1,272       $ 1,329       $ 1,310       $ 1,148
     Ratio of Expenses to Average Net Assets without
       Fees Paid Indirectly by Advisor                               0.9%          0.8%          0.8%          0.9%          0.9%
     Ratio of Expenses to Average Net Assets                         0.9%          0.8%          0.8%          0.9%          0.9%
     Ratio of Net Investment Income to Average Net Assets            6.7%          6.5%          6.7%          7.0%          7.1%
     Portfolio Turnover Rate/(d)/                                   94.1%        124.2%        138.3%        193.8%        191.5%

  *  Calculated on an annualized basis
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)  Amount calculated is less than $0.01.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM BOND FUND-- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                               --------------------------------
                                                                               Oct. 31,             Oct. 31,
Selected Per-Share Data/(a)/                                                     2000                1999/(b)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $  9.42               $  9.42
Income From Investment Operations:
     Net Investment Income                                                        0.67                  0.11
     Net Realized and Unrealized Losses on Investments                           (0.07)                   --
---------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                             0.60                  0.11
Less Distributions:
     From Net Investment Income                                                  (0.67)                (0.11)
---------------------------------------------------------------------------------------------------------------
     Total Distributions                                                         (0.67)                (0.11)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                 $  9.35               $  9.42
---------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
     Total Return                                                                 +6.6%                 +1.2%
     Net Assets, End of Period (In Millions)                                   $    25               $    13
     Ratio of Expenses to Average Net Assets                                       0.4%                  0.4%*
     Ratio of Net Investment Income to Average Net Assets                          7.2%                  6.8%*
     Portfolio Turnover Rate/(c)/                                                 94.1%                124.2%


STRONG SHORT-TERM BOND FUND-- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                               --------------------------------
                                                                               Oct. 31,             Oct. 31,
Selected Per-Share Data/(a)/                                                     2000                1999/(b)/
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                           $  9.41               $   9.42
Income From Investment Operations:
     Net Investment Income                                                        0.60                   0.10
     Net Realized and Unrealized Losses on Investments                           (0.07)                 (0.01)
---------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                             0.53                   0.09
Less Distributions:
     From Net Investment Income                                                  (0.60)                 (0.10)
---------------------------------------------------------------------------------------------------------------
     Total Distributions                                                         (0.60)                 (0.10)
Net Asset Value, End of Period                                                 $  9.34               $   9.41
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
     Total Return                                                                 +5.8%                  +0.9%
     Net Assets, End of Period (In Millions)                                   $     0/(d)/          $      0/(d)/
     Ratio of Expenses to Average Net Assets without Waivers,
      Absorptions or Fees Paid Indirectly by Advisor                               2.0%                   1.2%*
     Ratio of Expenses to Average Net Assets                                       1.1%                   1.2%*
     Ratio of Net Investment Income to Average Net Assets                          6.5%                   6.3%*
     Portfolio Turnover Rate/(c)/                                                 94.1%                 124.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the period from September 1, 1999 (Commencement of Class) to October 31, 1999.
(c) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)  Amount is less than $500,000.


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG HIGH-YIELD BOND FUND--INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                        Year Ended
                                                                -----------------------------------------------------------------
                                                                     Oct. 31,      Oct. 31,     Oct. 31,     Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                                           2000         1999          1998         1997       1996/(b)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $ 10.60       $ 10.73       $ 11.94    $ 11.26     $ 10.00

Income From Investment Operations:
        Net Investment Income                                           1.14          1.09          1.05       1.05        0.84
        Net Realized and Unrealized Gains
        (Losses) on Investments                                        (0.92)        (0.05)        (0.89)      0.81        1.26
---------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                0.22          1.04          0.16       1.86        2.10
Less Distributions:
        From Net Investment Income                                     (1.14)        (1.08)        (1.04)     (1.05)      (0.84)
        In Excess of Net Investment Income                                --            --         (0.01)        --          --
        From Net Realized Gains                                           --         (0.09)        (0.32)     (0.13)         --
---------------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                            (1.14)        (1.17)        (1.37)     (1.18)      (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $  9.68       $ 10.60       $ 10.73    $ 11.94     $ 11.26
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
        Total Return                                                    +1.9%         +9.8%         +0.9%     +17.3%      +21.7%
        Net Assets, End of Period (In Millions)                      $   717       $   595       $   462    $   510     $   217
        Ratio of Expenses to Average Net Assets Without Waivers,
             Absorptions or Fees Paid Indirectly by Advisor              0.9%          0.8%          0.8%       0.8%        1.0%*
        Ratio of Expenses to Average Net Assets                          0.9%          0.8%          0.8%       0.6%        0.0%*
        Ratio of Net Investment Income to Average Net Assets            11.0%          9.8%          8.8%       8.9%        9.6%*
        Portfolio Turnover Rate/(c)/                                   103.8%        144.7%        224.4%     409.3%      390.8%

STRONG HIGH-YIELD BOND FUND-- ADVISOR CLASS
-------------------------------------------------------------------------------

                                                                  Year Ended
                                                                  -------------
                                                                    Oct. 31,
Selected Per-Share Data/(a)/                                         2000/(d)/
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 10.78
Income From Investment Operations:
        Net Investment Income                                          0.75
        Net Realized and Unrealized Losses on Investments             (1.11)
-------------------------------------------------------------------------------
        Total from Investment Operation                               (0.36)
Less Distributions:
        From Net Investment Income                                    (0.75)
-------------------------------------------------------------------------------
        Total Distributions                                           (0.75)
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  9.67
===============================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------
        Total Return                                                   -3.4%
        Net Assets, End of Period (In Millions)                     $     0/(e)/
        Ratio of Expenses to Average Net Assets Without Waivers
        and Absorptions                                                 1.2%*
        Ratio of Expenses to Average Net Assets                         1.1%*
        Ratio of Net Investment Income to Average Net Assets           10.7%*
        Portfolio Turnover Rate/(c)/                                  103.8%

   *   Calculated on an annualized basis.
/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/  For the period from January 1, 1996 (Commencement of
       Operations) to October 31, 1996.
/(c)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/(d)/ For the period from March 1, 2000 (Commencement of Class) to October 31, 2000 (Note 1).
/(e)/  Amount is less than $500,000.



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG SHORT-TERM HIGH YIELD BOND FUND-- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Year Ended
                                                                  ---------------------------------------------------------
                                                                      Oct. 31,       Oct. 31,     Oct. 31,      Oct. 31
Selected Per-Share Data/(a)/                                           2000           1999         1998         1997/(b)/
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 10.21          $ 10.20      $ 10.24       $ 10.00

Income From Investment Operations:
     Net Investment Income                                             0.81             0.79         0.77          0.25
     Net Realized and Unrealized Gains (Losses) on Investments        (0.33)            0.06         0.01          0.24
---------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                                  0.48             0.85         0.78          0.49
Less Distributions:
     From Net Investment Income                                       (0.81)           (0.79)       (0.77)        (0.25)
     From Net Realized Gains                                          (0.00)/(c)/        (0.05)       (0.05)           --
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                              (0.81)           (0.84)       (0.82)        (0.25)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  9.88          $ 10.21      $ 10.20       $ 10.24
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
     Total Return                                                      +4.9%            +8.5%        +7.7%         +4.9%
     Net Assets, End of Period (In Millions)                        $   286          $   252      $   106       $    45
     Ratio of Expenses to Average Net Assets                            0.8%             0.8%         0.9%          1.0%*
     Ratio of Net Investment Income to Average Net Assets               8.1%             7.6%         7.4%          7.7%*
     Portfolio Turnover Rate(d)                                        66.8%            60.1%       190.1%         96.2%


STRONG SHORT-TERM HIGH YIELD BOND FUND-- ADVISOR CLASS
--------------------------------------------------------------------------------

                                                               Year Ended
                                                               ----------
                                                                 Oct. 31,
Selected Per-Share Data/(a)/                                       2000/(e)/
-----------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $ 10.05

Income From Investment Operations:
     Net Investment Income                                           0.51
     Net Realized and Unrealized Losses on Investments              (0.17)
-----------------------------------------------------------------------------
     Total from Investment Operations                                0.34
Less Distributions:
     From Net Investment Income                                     (0.51)
-----------------------------------------------------------------------------
     Total Distributions                                            (0.51)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                    $  9.88
=============================================================================

Ratios and Supplemental Data
-----------------------------------------------------------------------------
     Total Return                                                    +4.3%
     Net Assets, End of Period (In Millions)                      $     0/(f)/
     Ratio of Expenses to Average Net Assets without Waivers and
     Absorptions                                                      1.2%*
     Ratio of Expenses to Average Net Assets                          1.1%*
     Ratio of Net Investment Income to Average Net Assets             7.6%*
     Portfolio Turnover Rate/(d)/                                    66.8%

*    Calculated on an annualized basis.

/(a)/ Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
/(b)/ For the period from June 30, 1997 (Inception) to October 31, 1997. /(c)/ Amount calculated is less than $0.01.
/(d)/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/(e)/ For the period from March 1, 2000 (Commencement of Class) to October 31, 2000.
/(f)/  Amount is less than $500,000.

                      See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Strong Income Funds


In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all materials respect, the financial position of the Strong Bond Fund (a series of Strong Income Funds II, Inc.), Strong High-Yield Bond Fund, Strong Short-Term High Yield Bond Fund (two of the portfolios constituting the Strong Income Fund, Inc.), Strong Corporate Bond Fund, Inc., Strong Government Securities Fund, Inc., and Strong Short Term Bond Fund, Inc. (all six collectively referred to herein as the "Strong Income Funds ") at October 31, 2000, the result of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with custodian and brokers, provided reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
December 5, 2000

                                   Directors

                               Richard S. Strong
                                Willie D. Davis
                                Stanley Kritzik
                                 Neal Malicky
                               Marvin E. Nevins
                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board
             Elizabeth N. Cohernour, Vice President and Secretary
          Cathleen A. Ebacher, Vice President and Assistant Secretary
          Susan A. Hollister, Vice President and Assistant Secretary
                      Dennis A. Wallestad, Vice President
                       Thomas M. Zoeller, Vice President
                           John W. Widmer, Treasurer
                     Rhonda K. Haight, Assistant Treasurer

                              Investment Advisor

                        Strong Capital Management, Inc.
                  P.O. Box 2936, Milwaukee, Wisconsin 53201

                                  Distributor

                           Strong Investments, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   Custodian

                              Firstar Bank, N.A.
                   P.O. Box 701, Milwaukee, Wisconsin 53201

                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.
                   P.O. Box 2936, Milwaukee, Wisconsin 53201

                            Independent Accountants

                          PricewaterhouseCoopers LLP
             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                 Legal Counsel

                             Godfrey & Kahn, S.C.
              780 North Water Street, Milwaukee, Wisconsin 53202

For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Strong Investments, Inc. RT8695-1200



Strong Investments
P.O. Box 2936   |   Milwaukee, WI 53201
www.eStrong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.eStrong.com


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